UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________

FORM N-CSR
________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0792

CNI Charter Funds
(Exact name of registrant as specified in charter)
________

400 North Roxbury Drive
Beverly Hills, CA 90210
 (Address of principal executive offices) (Zip code)

SEI Investments Distributors
1 Freedom Valley Drive
Oaks, PA 19456
 (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: September 30, 2012

Date of reporting period: September 30, 2012

Item 1.  Reports to Stockholders.

CNI CHARTER FUNDS

2012 ANNUAL REPORT

SEPTEMBER 30, 2012

This report and the financial statements contained herein are provided for the general information of the shareholders of CNI Charter Funds. This report is not authorized for distribution to prospective investors in CNI Charter Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of CNI Charter Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

CNI Charter Funds Annual Report

2	Letter to Our Shareholders
4	Money Market Funds Investment Adviser's Report
6	Fixed Income and Blended Funds Investment Adviser's Report
10	Fixed Income and Blended Funds Overview
17	Equity Funds Investment Adviser's Report
20	Equity Funds Overview
24	Schedule of Investments
82	Statements of Assets and Liabilities
86	Statements of Operations
90	Statements of Changes in Net Assets
96	Financial Highlights
100	Notes to Financial Statements
111	Report of Independent Registered Public Accounting Firm
112	Trustees and Officers
114	Notice to Shareholders
115	Disclosure of Fund Expenses
117	Board Approval of Advisory and Sub-Advisory Agreements

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q filing is also available on the Funds’ website at www.cnicharterfunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the Funds’ portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.cnicharterfunds.com, and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

CNI CHARTER FUNDS | PAGE 1

letter to our shareholders
September 30, 2012

ECONOMIC AND MARKET OVERVIEW

The beginning of the fiscal year nearly coincided with the October 3, 2011 low point of the U.S. stock market. The downturn had been triggered by concerns about slower economic growth in China and the U.S., European sovereign debt and the federal budget ceiling showdown in Washington. These three themes framed stock and bond market results and the economy figured predominantly in the election campaign over the past twelve months. After compromises were reached, albeit temporarily, within the European Union and Congress, domestic stocks rebounded in the first half of the fiscal year, with the S&P 500 gaining 29.6% at the mid-point of the year as investors concentrated on strong corporate balance sheets and an improving economic scenario.

The June quarter saw a pullback in the domestic and international equity markets as signs of a slowdown became apparent and optimistic economic growth estimates in the U.S. and China were revised downward. While the U.S. rate of growth was lowered from 2% to 1.5%, expectations for China’s declined from 10% to 7%, still an exuberant rate of growth. The European Central Bank (“ECB”) had a series of stop-start resolutions within the Union as Spain and Italy began to show mounting signs of financial strain. As global equity and foreign markets retreated, domestic bonds gained, as investors sought the safe haven of U.S. government bonds and the improving financial condition of many U.S. corporations.

Beginning in early June, equity markets began a steady climb that peaked with the Fed’s announcement of another round of quantitative easing in September. The question arises: what accounts for the strong performance over the summer of the riskier asset classes such as stocks? As stated above, U.S. economic activity weakened slightly from its already sluggish pace while the European recession deepened. Predictions of China’s soft economic landing were threatened by a number of data points that were below forecasters’ already-diminished expectations. No visible progress was achieved in solving the notorious “fiscal cliff” problem, which threatens to cause a recession next year in the U.S. if left unattended. What, then, caused investors to rediscover their appetite for risk?

One of the stock market’s tried-and-true maxims is “don’t fight the Fed,” meaning that when the Federal Open Market Committee (“FOMC”) is attempting to stimulate the economy through monetary easing, it is generally a bad time to be betting against stocks. In the environment we face today, one could easily extend that adage to “don’t fight the ECB, the People’s Bank of China, or the hundreds of other less influential central banks that have made easing moves around the world over the past year.” Not quite as crisp, but equally important as the Fed message.

Indeed, as the global economic conditions worsened throughout the summer, investors became convinced that more aggressive stimulus would be forthcoming. And they were not disappointed. Comments by ECB President Mario Draghi and Fed Chairman Ben Bernanke confirmed their intentions to “do whatever is necessary” to improve the economic conditions in their regions. Only China, confronting an important leadership change planned for November, has so far failed to follow through with the aggressive stimulus that many economists are advocating.

Are these easing moves a panacea for the world’s ailing economies and a ticket to higher stock prices? Certainly not. Many of these actions involve injecting additional liquidity into local economies by central banks’ increasing the money supply, i.e. “printing more money.” The risks of such a strategy include rising inflation, declining value of the local currency, and increasing governmental debt burdens. Gold’s 13.5% rise in the last fiscal quarter is testimony to investors’ concerns about these actions, in that gold is viewed as a safe haven during periods of monetary expansion.

So far, none of the negative side effects of these actions has been realized. Inflation remains well under control at around 2%, and the U.S. dollar has been relatively stable versus other major currencies (whose central banks are undertaking similar forms of stimulus). As a result, interest rates have remained benign, providing another quarter of solid returns from fixed income securities. High yield bonds, an area we highlighted late last year as particularly attractive, have delivered outstanding results, generating a total return of more than 12% in 2012.

CNI CHARTER FUNDS | PAGE 2

While our preference would be for higher asset prices to be driven by accelerating economic growth and stronger corporate earnings, for now the actions of global central banks appear to be winning the day. It remains to be seen how long this will appease investors before the bill comes due.

Post the Funds’ fiscal year end the U.S. saw the culmination of a long election campaign with the result that the federal government will continue to be divided between a Democratic White House and a split Congress, with Republicans holding the majority in the House. What kind of compromise will be reached to solve the $600 billion “fiscal cliff” is the overwhelming question for investors in the coming months. The triggering of sequestration of the federal budget would possibly cause a recession, while an increase in taxes may be a drag on growth. Countering that argument, continued borrowing by the federal government, predominantly from China, mounts further debt on a large deficit. Since these issues are at the top of investors’ agendas there will be significant pressure on our political leaders to find a workable solution. City National Asset Management (“CNAM”) continues to closely monitor these events and plans to make necessary portfolio adjustments as the outcome becomes clearer.

ORGANIZATIONAL CHANGES

On July 2, 2012 City National Corporation announced the purchase of Rochdale Investment Management LLC of New York City. Rochdale will be merged with CNI Charter Funds adviser, City National Asset Management, Inc. The addition of the Rochdale investment professionals has opened up exciting opportunities, including the recently announced introduction of the new CNI Charter U.S. Core Equity Fund. We continue to work with the Rochdale investment team to combine their experience and talents with ours to enhance the management of CNI Charter Funds.

FEE WAIVERS FOR MONEY MARKET FUNDS

The Federal Reserve Bank Open Market Committee has announced its intention to maintain its low interest rate policy for short maturity funds into 2015. The purpose of this strategy is to keep borrowing costs low in order to stimulate credit demand and encourage investors to assume more risk. For money market investors it also means that yields on money market funds are likely to remain near zero for the foreseeable future. In order to protect the interests and preserve the capital of the CNI Charter Money Market Fund investors, CNAM has waived a substantial amount of its fees on these Funds since the financial crisis began in late 2008. The three Funds subject to this policy are the Prime, Government and California Tax Exempt Money Market Funds. This fee waiver has enabled all three Funds to produce positive, though modest, returns throughout the period.

As the adviser to CNI Charter Funds, CNAM proactively seeks to meet each of our mutual funds’ investment objectives through security research, continuous monitoring and re-evaluation of the portfolios holdings in a constantly changing market environment. CNAM maintains high standards of compliance review of our investment managers for each Fund.

Please read the following pages carefully as they contain important information on the assets and financial condition of the Funds. If you have any questions about this report you may call your investment professional or our toll-free number at (888) 889-0799.

Thank you for the confidence you place in CNI Charter Funds.

Sincerely,

Bruce Simon
Chief Investment Officer
CNI Charter Funds

Past performance is no guarantee of future results. Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules apply to any capital gain distributions.

Fund expenses have been waived during the period on which the performance is based. Without waivers, performance would be lower.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

CNI CHARTER FUNDS | PAGE 3

investment adviser’s report
September 30, 2012
Money Market Funds

Many of the same difficulties that confronted the short term markets in the last few years have continued. The perpetual uncertainty regarding the European debt crisis, downgrades of domestic and global financial institutions and continued low interest rates lead the list of issues that made it such a challenging period.

The European sovereign debt crisis reached perilous levels late last year forcing the European Central Bank to implement long-term financing operations that eventually calmed markets and provided needed liquidity. As the year progressed, political discussions among member countries presented financial markets with variable moments of salvation and stress. While European Union policymakers have addressed liquidity challenges and contagion issues, the longer-term solvency and economic stability remain a concern. Most money market participants continue to hold reduced exposure to European financials.

In June, Moody’s announced the downgrades of 15 banks and securities firms with global capital markets operations. The downgrades had little impact on the money markets, as all ratings remained Tier 1 (as defined by the Securities and Exchanges Commission’s Rule 2a-7 under the Investment Company Act of 1940), and the long interval between the announcement and actual downgrades gave us and the markets ample time to reposition portfolios.

Historically low interest rates continue to beleaguer short term markets and money market fund managers. The effective Federal Reserve (“Fed”) Funds target rate has remained at 0.00% to 0.25% since late 2008. In September the Federal Reserve pledged to keep the benchmark rate at a record low level until early 2015. The average money market fund continues to offer yields at or near 0.00%. As a result of this ultra low yield environment, nearly all money market fund advisers are waiving fees and absorbing a portion of expenses.

FUND COMMENTARY

•
The Government Money Market Fund was positioned properly for Fed policy and market conditions that changed frequently throughout the year. The Fund has maintained a maturity profile of approximately 50 days average life in order to benefit from higher yielding securities in the face of continued low interest rates. City National Asset Management, Inc. (“CNAM”) waived the majority of its fees to produce a positive return of 0.01% for the year in the Institutional Class, Class N and Class S of this Fund.

•
The Prime Money Market Fund continues to focus on a well diversified strategy of high quality, liquid issuers. Due to continued uncertainty regarding European financial institutions with exposure to the sovereign debt crisis, the adviser decided that the Fund will not own their securities out of an abundance of caution. CNAM waived the majority of its fees to produce a positive return of 0.02% for the year in Institutional Class and 0.01% for the year in Class N and Class S.

•
The objective for the California Tax Exempt Money Market Fund continues to focus on the fundamental objective of principal preservation and liquidity. The yield curve for allowable money market securities remains relatively flat, the benefit gained generally outweighed by the risk of extending. Therefore, the average maturity of the portfolio remains short at 32 days. While the California economy has shown improvement, the adviser continues to carefully watch credit developments and remains very selective of the municipalities in which the Fund invests. Additionally, the adviser eliminated exposure to European bank liquidity providers for the Fund’s variable rate demand notes as the European credit crisis deepened. CNAM waived the majority of its fees to produce a return of 0.01% in the Institutional Class, Class N and Class S of the Fund.

CNI CHARTER FUNDS | PAGE 4

STRATEGIC OUTLOOK

Due to the continued slow pace of the economic recovery and high levels of unemployment the Fed has pledged to keep rates at historically low levels for an extended period of time. The adviser considers the CNI Charter Money Market Funds to be appropriately positioned for the slow economic growth that is forecasted for the coming year. As always, City National Asset Management continues to monitor the objectives of the Funds very closely and seek opportunities in the markets to best serve the Funds’ shareholders.

Sincerely,

Gregory Kaplan	William Miller

Paul Single

Directors of Fixed Income Investments
City National Asset Management, Inc.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

CNI CHARTER FUNDS | PAGE 5

investment adviser’s report
September 30, 2012
Fixed Income and Blended Funds

The first fiscal quarter of the year came at a peak in U.S. Treasury prices after the flight out of European sovereign debt drove investors to a safe haven. Early October 2011 showed the bond market at a high when both U.S. and foreign stock markets reached a bottom. As investors came out of the “risk-off” scenario and ventured back into non-safe haven securities, U.S. government securities began to sell-off and corporate and high yield bonds began to recover.

During the middle two fiscal quarters of 2012, equity and bond performance seemed eerily similar to that of 2011. Risk assets performed very well in the second fiscal quarter only to pull back in the third. Risk assets initially improved on the back of high levels of bullish optimism stemming from the announcement of European Central Bank’s (ECB) Long Term Refinancing Operation which quelled market fears of a near term European Union collapse. However, in late March the trend in U.S. economic data began to weaken with cautionary notes persisting into the summer. At the same time Europe dipped into recessionary conditions and China and major emerging market economies experienced a material slowdown in GDP growth rates. With the rose colored glasses removed, the global economic headwinds proved too much for the markets bullish sentiment resulting, once again, in a flight to quality into fixed income product with a bias towards U.S. Treasuries and Agencies.

Despite these woes, the last fiscal quarter proved positive for risk assets. Markets once again embraced a new ECB supportive/easing program, the Outright Monetary Transactions Programme, which is intended to keep European Sovereign debt yields relatively low via open market purchases. The market simply shrugged off relatively anemic domestic and global GDP growth rates, continued high levels of unemployment, “fiscal cliff” rumblings, a divisive Presidential election and continued unease in Europe. Oddly enough, improved U.S. housing data was a notable bright spot.

In late September the Fed announced a third round of quantitative easing which targets mortgage-backed securities in an effort to keep mortgage rates low to encourage GDP growth through home sales. The impact of the program is difficult to quantify at this time as it has only been in use for a short time period and its absolute size remains unknown given its open ended nature.

In spite of the ups and down from quarter to quarter, fixed income markets ended the fiscal year with positive, and in some cases above average, returns.

LIMITED MATURITY FIXED INCOME FUND

The objectives of the Limited Maturity Fixed Income Fund are to provide a high level of current income, consistent with the preservation of capital and liquidity. These objectives were achieved in the fiscal year under review. This Fund’s dual benchmarks are the BofA Merrill Lynch 3-Month U.S. Treasury Index, so risk averse yield oriented investors can compare the Fund’s returns to what economists call the “risk-free” return; and the BofA Merrill Lynch 1-3 Year U.S. Treasury Index as a total return short-maturity index. For the fiscal year the Institutional Class of the Fund returned 1.88% versus 0.56% for the BofA Merrill Lynch 1-3 Year U.S. Treasury Index and 0.07% for the BofA Merrill Lynch 3-Month U.S. Treasury Index.

The objective of providing a high level of income was demonstrated by outpacing both of the yield benchmarks; the Fund’s 30-day SEC yield at September 30, 2012 was 0.67%, compared to 0.25% for the BofA Merrill Lynch 1-3 Year U.S. Treasury Index, and 0.02% for BofA Merrill Lynch 3-Month U.S. Treasury Index. This kind of spread was maintained throughout the fiscal year. The Fund’s two largest sector weightings are high grade corporate and agency securities. At year end all the holdings in the Fund were rated single “A” or higher.

CNI CHARTER FUNDS | PAGE 6

GOVERNMENT BOND FUND

The Servicing Class of the Government Bond Fund produced a return of 1.15%. By comparison the Barclays Capital U.S. 1-5 Year Government Bond Index returned 1.33%. The Fund performed closely with the benchmark due to its overweight in agency-backed debt and collateralized mortgage obligations. By comparison, the Fund maintains a somewhat shorter duration versus the Barclays Capital U.S. 1-5 Year Government Bond Index in order to keep liquidity higher than normal to support shareholder activity.

CORPORATE BOND FUND

The Servicing Class of the Corporate Bond Fund produced a total annual net return of 5.89%, while the Barclays Capital U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index returned 5.27%. The Fund maintains its positive stance on corporate credit quality while its overweight in lower quality (BBB) issues contributed to lower performance over the very volatile third quarter.

Continued positive domestic GDP growth (albeit slow) and tentatively positive news out of Europe are both supportive of credit quality. In addition, credit is expected to perform well in the near term given the relative values created with the sell-off in August and September.

CALIFORNIA TAX EXEMPT BOND FUND

The California Tax Exempt Bond Fund produced a total return of 4.59% for the Servicing Class, while the Barclays Capital CA Intermediate-Short Municipal Index returned 4.97%. By comparison the Lipper CA Short/Intermediate Municipal Objective median return was 3.68%. The first quarter of the fiscal year experienced a significant increase in market volatility due to the expiration of the Build America Bond Program combined with heightened credit fears. This set the market up for good returns late in the second fiscal quarter. Very limited bond supply and improving economic outlook helped to more than offset earlier weakness. This was followed by further strength in high quality bond markets due to the debt ceiling debate and ultimate downgrade of U.S. Treasury debt by Standard & Poor’s in August. The fiscal year wrapped up on a very strong note for the Fund as its high quality intermediate structure benefited from the acute concern of an imminent Greek default.

FULL MATURITY FIXED INCOME FUND

The Full Maturity Fixed Income Fund combines two portfolios designed to complement each other in the core + alpha strategy and to provide a “full” maturity spectrum.

•
Boyd Watterson Asset Management, the alpha sub-adviser, manages its portfolio compared to the Barclays Capital U.S. Intermediate Government/Credit Bond Index, and will more aggressively move duration above or below its index by 20%;

•
Baird Advisors, the core sub-adviser, structures its portfolio compared to the Barclays Capital U.S. Aggregate Bond Index, and seeks to add value through sector selection while maintaining a neutral duration to the index.

Following its investment objectives of providing a high level of current income, consistent with the preservation of capital, the Fund is broadly diversified in government and investment grade securities. The Fund began the fiscal year with a 60% tilt towards the intermediate portfolio, which was a defensive allocation in case of an interest rate increase in the first two quarters of the fiscal year.

By February the Federal Reserve had announced that interest rates were to remain at low levels for at least another 18 months (it has since been extended to mid-2015). It was determined that the higher yielding instruments, including corporate bonds and mortgage-backed securities, held in the aggregate portfolio would provide a better opportunity for investment income. The weighting of the Fund was changed to allocate 60% to the aggregate portfolio at that time. The Fund ended the fiscal year with 40.8% of the net assets in corporate bonds and 21.7% in U.S. government-backed mortgage obligations. Further, the Fund maintained a safe haven position of 18.8% in Treasuries and 7.7% in Agencies. The diversification among sectors for the Fund is designed to protect investors from any one sector’s risk, while maintaining a steady cashflow stream from the fixed income payments. The Fund invests in investment grade bonds only and has maintained an overall portfolio AA investment quality rating.

CNI CHARTER FUNDS | PAGE 7

investment adviser’s report
September 30, 2012
Fixed Income and Blended Funds (continued)

The net return of the Fund’s Institutional Class was 5.11% for the fiscal year. This was higher than the Barclays Capital U.S. Intermediate Government/Credit Bond Index return of 4.40% for the period and tracked closely to the Barclays Capital U.S. Aggregate Bond Index return of 5.16%. The Lipper Corporate Debt Funds A-Rated Objective, which includes bond funds that are 100% weighted in corporate bonds, compared to the Fund’s 40.9% weighting, returned 7.71% for the fiscal year.

HIGH YIELD BOND FUND

The High Yield Bond Fund is sub-advised by Guggenheim Partners Investment Management, LLC. The first fiscal quarter was a time of recovery from the downswing investors experienced at the end of the previous fiscal year. High yield bonds are closely related to equity market returns and both began an upswing in tandem. Industrial sector bonds began the fiscal year with a 71.6% weight in the portfolio, and even as slower economic growth became apparent over the course of the fiscal year, the Fund experienced growth in returns as the sub-adviser increased investment in corporate Industrial bonds to 82.9% by fiscal year end. The Fund underweighted investments in the riskier Financials sector by minimizing bank sector bonds which ranged from an 8.2% allocation at the start of the fiscal year and decreased slightly to 7.7% at fiscal year end.

The net return of the Fund’s Servicing Class of 16.77% for the fiscal year tracked slightly below the Lipper High Current Yield Objective return for this category of 17.54% for the same period. By comparison, the Fund’s primary benchmark, the Citigroup High Yield Market Capped Index, was up 18.69% for the fiscal year (the “Market Capped” refers to the fact that no one security can comprise more than a 2% weighting of the index). The difference in return from the benchmark may be attributed in part to higher levels of cash and the sub-adviser taking a gradual approach to investing in late 2011 and early 2012, as new issuance of bonds in this category was low. The Fund’s portfolio managers have followed a strategy of buying the high yielding bonds of middle sized companies, rather than those of very large capitalized companies. Mid-sized company bonds tend to yield income at a higher rate than larger capitalization company bonds. There were 251 holdings at fiscal year end, which enables the portfolio to spread risk among more entities. The sub-adviser also invests in higher credit range, intermediate maturity bonds in an effort to avoid defaults in this category. It has been successful in meeting its objective of maximizing return in the high yield market.

MULTI-ASSET FUND

For the fiscal year, the Multi-Asset Fund’s Servicing Class returned 7.89%, beating the 4.73% median return for the Lipper Absolute Return Funds Classification peer group. Risk assets performed well, headlined by substantial gains in equity markets and Real Estate Investment Trusts (“REITs”). Fixed income markets also generated positive returns, with the higher yielding products leading the way.

Given the uncertainties in Europe, we liquidated the Fund’s position in developed international equities. The exposure to mid cap was also liquidated, leaving the Fund allocated exclusively to large cap focused funds. A greater emphasis has been placed on dividend paying stocks, as these provide enhanced yield and should offer some protection in the event of a market decline. During the year, the portfolio managers exited positions in individual short-term bonds, placing the proceeds into limited maturity fixed income funds. Also, a new position in a mutual fund that invests primarily in mortgage-backed securities was added and the Fund’s position in international bonds was reduced. We increased the allocation to real assets over the course of the year, initiating a position in domestic REITs and adding to gold.

CNI CHARTER FUNDS | PAGE 8

Sincerely,

Gregory Kaplan	William Miller

Paul Single

Directors of Fixed Income Investments
City National Asset Management, Inc.

Timothy G. Solberg, CFA
Director of Sub-advised Funds
City National Asset Management, Inc.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

CNI CHARTER FUNDS | PAGE 9

fund overview
September 30, 2012
Limited Maturity Fixed Income Fund

The Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity by investing primarily in fixed income securities either issued or guaranteed by the U.S. government or its agencies or instrumentalities, money market instruments and non-convertible fixed income securities of U.S. companies.

Comparison of Change in the Value of a $1,000,000 Investment in the Limited Maturity Fixed Income Fund, Institutional Class Shares, versus the BofA Merrill Lynch 1-3 Year U.S. Treasury Index and the BofA Merrill Lynch 3-Month U.S. Treasury Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class*(1)	AHLFX	1.88%	2.02%	3.38%	2.91%	4.86%
Class N(2)	AHALX	1.71%	1.77%	3.11%	2.71%	4.77%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	n/a	0.56%	1.43%	2.79%	2.80%	5.24%
BofA Merrill Lynch 3-Month U.S. Treasury Index	n/a	0.07%	0.11%	0.72%	1.82%	3.88%

*	The graph is based on only Institutional Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)
Class I Shares of the predecessor to the Limited Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on October 22, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of October 22, 1988 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on October 22, 2004. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of October 22, 2004, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of October 22, 1988 to October 21, 2004, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS*
% OF PORTFOLIO
FNMA
0.500%, 07/02/15	7.2%
FHLMC REMIC, Ser 2004-2825, Cl VP
5.500%, 06/15/15	6.2%
U.S. Treasury Note
0.250%, 06/30/14	4.5%
FNMA
5.000%, 03/15/16	3.7%
FHLMC
1.000%, 07/30/14	3.7%
FHLMC
4.375%, 07/17/15	3.6%
FHLMC
1.250%, 05/12/17	3.3%
Southern California, Public Power Authority, Ser B, RB, AGM, ETM
6.930%, 05/15/17	2.7%
U.S. Treasury Note
2.375%, 09/30/14	2.6%
Wachovia
5.750%, 06/15/17	2.4%

*	Excludes Cash Equivalents

CNI CHARTER FUNDS | PAGE 10

fund overview
September 30, 2012
Government Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in securities either issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Comparison of Change in the Value of a $10,000 Investment in the Government Bond Fund, Servicing Class Shares, versus the Barclays Capital U.S. 1-5 Year Government Bond Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Servicing Class*(1)^	CNBIX	1.15%	2.45%	3.47%	3.01%	4.30%
Institutional Class(2)^^†	CNIGX	1.41%	2.54%	3.53%	3.04%	4.32%
Class N(3)††	CGBAX	0.99%	2.22%	3.23%	2.79%	3.98%
Barclays Capital U.S. 1-5 Year Government Bond Index	n/a	1.33%	2.55%	3.95%	3.48%	4.65%

*	The graph is based on only Servicing Class Shares; performance for Institutional Class and Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on February 1, 2012.

(3)	Commenced operations on April 13, 2000.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

^^
The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement.

†
Institutional Class Shares’ performance for the period of January 14, 2000 to February 1, 2012 was calculated using the performance of the Servicing Class Shares adjusted to reflect the expenses of the Institutional Class Shares. If performance of the Servicing Class Shares had not been adjusted, the performance of the Institutional Class Shares for that period would have been lower because the expenses of the Institutional Class Shares are lower than those of the Servicing Class Shares.

††
Class N Shares’ performance for the period of January 14, 2000 to April 13, 2000 was calculated using the performance of the Servicing Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Servicing Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Servicing Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
Israel Government AID Bond
4.115%, 05/15/20	7.2%
Tennessee Valley Authority, Ser E
6.250%, 12/15/17	5.4%
Egypt Government AID Bond
4.450%, 09/15/15	4.7%
GNMA, Ser 2012-43, Cl HA
3.500%, 06/20/40	4.4%
FNMA REMIC, Ser 2011-99, Cl AV
4.000%, 08/25/24	4.3%
FHLB
0.683%, 04/08/14	4.3%
FHLMC, Ser 2012-4077, Cl BA
2.000%, 05/15/42	4.3%
FFCB
1.875%, 12/07/12	4.2%
FNMA REMIC, Ser 2012-32, Cl DE
3.000%, 12/25/26	4.2%
FHLMC REMIC, Ser 2011-3806, Cl UP
4.500%, 02/15/41	4.1%

CNI CHARTER FUNDS | PAGE 11

fund overview
September 30, 2012
Corporate Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities, primarily investment grade corporate bonds issued by domestic and international companies denominated in U.S. dollars.

Comparison of Change in the Value of a $10,000 Investment in the Corporate Bond Fund, Servicing Class Shares, versus the Barclays Capital U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Servicing Class*(1)^	CNCIX	5.89%	4.14%	4.91%	4.23%	5.20%
Class N(2)†	CCBAX	5.62%	3.87%	4.66%	3.98%	4.91%
Barclays Capital U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index	n/a	5.27%	4.78%	5.22%	4.53%	5.60%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on April 13, 2000.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

†
Class N Shares’ performance for the period of January 14, 2000 to April 13, 2000 was calculated using the performance of the Servicing Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Servicing Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Servicing Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
Lowe's
6.100%, 09/15/17	2.7%
Caisse Centrale Desjardins du Quebec
2.650%, 09/16/15	2.3%
General Electric Capital
2.150%, 01/09/15	2.3%
Teva Pharmaceutical Finance IV
1.700%, 11/10/14	2.3%
VW Credit, MTN
1.875%, 10/13/16	2.3%
Total Capital International
1.500%, 02/17/17	2.3%
GNMA REMIC, Ser 2012-3, Cl AK
3.000%, 01/16/27	2.2%
JPMorgan Chase
6.000%, 10/01/17	2.1%
General Electric Capital, FDIC Insured, MTN
2.625%, 12/28/12	2.1%
American Express Credit, MTN
2.800%, 09/19/16	2.1%

CNI CHARTER FUNDS | PAGE 12

fund overview
September 30, 2012
California Tax Exempt Bond Fund

The Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds and notes.

Comparison of Change in the Value of a $10,000 Investment in the California Tax Exempt Bond Fund, Servicing Class Shares, versus the Barclays Capital CA Intermediate-Short Municipal Index and the Lipper CA Short/Intermediate Municipal Objective(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Servicing Class*(1)^	CNTIX	4.59%	3.95%	4.31%	3.39%	4.25%
Class N(2)†	CCTEX	4.32%	3.68%	4.03%	3.14%	4.01%
Barclays Capital CA Intermediate-Short Municipal Index	n/a	4.97%	4.46%	5.18%	4.05%	4.84%
Lipper CA Short/Intermediate Municipal Objective	n/a	3.68%	2.86%	3.44%	3.01%	3.66%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on April 13, 2000.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

†
Class N Shares’ performance for the period of January 14, 2000 to April 13, 2000 was calculated using the performance of the Servicing Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Servicing Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Servicing Class Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Riverside County, Ser A, COP, AMBAC
5.000%, 11/01/17	3.1%
California State, GO
Callable 03/01/15 @ 100
5.000%, 03/01/16	2.8%
California State, GO
5.000%, 09/01/21	2.5%
Southern California, Public Power Authority, Subordinated Southern Transmission Project, Ser A, RB
5.000%, 07/01/17	2.4%
Orange County, Public Financing Authority, RB, NATL-RE
5.000%, 07/01/17	2.1%
California State, GO
5.000%, 09/01/20	2.1%
California State, GO
Callable 11/01/20 @ 100
5.000%, 11/01/22	2.1%
Los Angeles, Unified School District, Ser I, GO
Callable 07/01/19 @ 100
5.250%, 07/01/23	2.0%
San Francisco California Public Utilities Commission Water Revenue, Ser D, RB
4.000%, 11/01/19	2.0%
Modesto Irrigation District, Ser A, RB
5.000%, 07/01/17	2.0%

*	Excludes Cash Equivalent

CNI CHARTER FUNDS | PAGE 13

fund overview
September 30, 2012
Full Maturity Fixed Income Fund

The Fund seeks to provide a high level of current income, consistent with the preservation of capital by investing primarily in fixed income securities either issued or guaranteed by the U.S. government or its agencies or instrumentalities, money market instruments, non-convertible fixed income securities of U.S. companies and U.S. dollar-denominated debt obligations issued by foreign governments and corporations.

Comparison of Change in the Value of a $1,000,000 Investment in the Full Maturity Fixed Income Fund, Institutional Class Shares, versus the Barclays Capital U.S. Intermediate Government/Credit Bond Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Corporate Debt Funds A-Rated Objective (1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class*(1)	AHFMX	5.11%	5.63%	5.69%	4.71%	5.95%
Class N(2)	AHAFX	4.85%	5.34%	5.41%	4.49%	5.85%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	n/a	4.40%	5.18%	5.71%	4.76%	6.65%
Barclays Capital U.S. Aggregate Bond Index	n/a	5.16%	6.19%	6.53%	5.32%	7.22%
Lipper Corporate Debt Funds A-Rated Objective	n/a	7.71%	7.26%	6.65%	5.43%	6.99%

*	The graph is based on only Institutional Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)
Class I Shares of the predecessor to the Full Maturity Fixed Income Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of October 20, 1988 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on May 11, 2004. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of May 11, 2004, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of October 20, 1988 to May 11, 2004, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS*
% OF PORTFOLIO
U.S. Treasury Bond
6.250%, 08/15/23	3.4%
U.S. Treasury Bond
4.375%, 02/15/38	2.7%
U.S. Treasury Note
2.375%, 07/31/17	2.4%
U.S. Treasury Bond
5.250%, 11/15/28	2.2%
U.S. Treasury Note
2.750%, 02/15/19	1.9%
FNMA
2.375%, 07/28/15	1.9%
FNMA
0.625%, 10/30/14	1.8%
U.S. Treasury Note
1.750%, 05/15/22	1.7%
FHLMC, Pool C03490
4.500%, 08/01/40	1.7%
U.S. Treasury Note
0.875%, 07/31/19	1.6%

*	Excludes Cash Equivalents

CNI CHARTER FUNDS | PAGE 14

fund overview
September 30, 2012
High Yield Bond Fund

The Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and debt securities that are issued by U.S. and foreign governments and their agencies.

Comparison of Change in the Value of a $10,000 Investment in the High Yield Bond Fund, Servicing Class Shares, versus the Citigroup High Yield Market Capped Index and the Lipper High Current Yield Objective(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Servicing Class*(1)^	CHYIX	16.77%	13.59%	8.34%	9.23%	7.72%
Institutional Class(2)^^†	CNIHX	17.12%	13.70%	8.41%	9.26%	7.75%
Class N(1)	CHBAX	16.56%	13.30%	8.04%	8.91%	7.41%
Citigroup High Yield Market Capped Index	n/a	18.69%	12.52%	8.81%	10.60%	7.77%
Lipper High Current Yield Objective	n/a	17.54%	11.37%	7.08%	9.23%	6.19%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on February 2, 2012.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

^^
The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement.

†
Institutional Class Shares’ performance for the period of January 14, 2000 to February 2, 2012 was calculated using the performance of the Servicing Class Shares adjusted to reflect the expenses of the Institutional Class Shares. If performance of the Servicing Class Shares had not been adjusted, the performance of the Institutional Class Shares for that period would have been lower because the expenses of the Institutional Class Shares are lower than those of the Servicing Class Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Thermadyne Holdings
9.000%, 12/15/17	1.2%
Nuveen Investments
9.125%, 10/15/17	1.2%
First Data
8.750%, 01/15/22	1.1%
BreitBurn Energy Partners
7.875%, 04/15/22	1.1%
Exterran Holdings
7.250%, 12/01/18	1.1%
Burlington Coat Factory Warehouse
10.000%, 02/15/19	1.1%
Reynolds Group Issuer
6.875%, 02/15/21	1.1%
Central Garden and Pet
8.250%, 03/01/18	1.1%
Crestwood Midstream Partners
7.750%, 04/01/19	1.0%
Univision Communications
6.875%, 05/15/19	1.0%

*	Excludes Cash Equivalents

CNI CHARTER FUNDS | PAGE 15

fund overview
September 30, 2012
Multi-Asset Fund

The Fund seeks to generate a positive total return in excess of inflation in a manner consistent with capital preservation in all market environments by investing all or a substantial portion of its assets in other mutual funds or other types of funds like exchange-traded funds.

Comparison of Change in the Value of a $10,000 Investment in the Multi-Asset Fund, Servicing Class Shares, versus the Barclays Capital U.S. TIPS Index; a 60/40 hybrid of the following two indexes: the S&P 500 Index and the Barclays Capital U.S. Intermediate Government/Credit Index; the CPI + Annualized 500 basis points; and the Lipper Absolute Return Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	Inception to Date
Servicing Class*(1)^	CNLIX	7.89%	3.90%	0.93%
Institutional Class(2)^^†	CNIMX	8.09%	3.97%	0.96%
Class N(1)	CVEAX	7.61%	3.68%	0.69%
Barclays Capital U.S. TIPS Index	n/a	9.10%	9.29%	7.93%
60/40 hybrid of the following two indexes:
S&P 500 Index
Barclays Capital U.S. Intermediate Government/Credit Index	n/a	19.50%	10.27%	3.19%
CPI + Annualized 500 basis points	n/a	7.08%	7.43%	7.20%
Lipper Absolute Return Funds Classification	n/a	4.73%	2.05%	-0.91%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on October 1, 2007.

(2)	Commenced operations on March 22, 2012.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

^^
The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement.

†
Institutional Class Shares’ performance for the period of October 1, 2007 to March 22, 2012 was calculated using the performance of the Servicing Class Shares adjusted to reflect the expenses of the Institutional Class Shares. If performance of the Servicing Class Shares had not been adjusted, the performance of the Institutional Class Shares for that period would have been lower because the expenses of the Institutional Class Shares are lower than those of the Servicing Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
Vanguard Short-Term Bond Index Fund	21.3%
SPDR S&P 500	9.5%
CNI Corporate Bond Fund, Cl I	7.1%
Principal Preferred Securities Fund	6.8%
DoubleLine Total Return Bond Fund	6.1%
Powershares DB Gold	5.3%
CNI Limited Maturity Fixed Income Fund, Cl I	5.3%
CNI Government Bond Fund, Cl I	5.1%
Vanguard Dividend Appreciation	4.7%
SPDR S&P Dividend	4.7%

CNI CHARTER FUNDS | PAGE 16

investment adviser’s report
September 30, 2012
Equity Funds

INVESTORS RETURN TO “RISK-ON” MODE

The fiscal year began last October with the beginning of the recovery from the sharp downswing in share prices due to the twin crises of the U.S. debt ceiling stand-off in Washington and the possible default of European sovereign debt and its effects on banks with exposure to it. After compromises were reached in both arenas, even though the solutions were not long term, the U.S. stock markets began to climb and forecasts were for a moderate economic recovery in the United States even with a recession occurring in the European Monetary Union.

After a difficult spring that saw equity markets surrender most of the gains posted earlier in the fiscal year, a rally resumed in June and continued with little interruption through the end of the third quarter. The S&P 500 Stock Index returned 6.4% in the final fiscal quarter, extending its calendar year-to-date gain to an impressive 16.4%, and 30.2% for the fiscal year ended September 30. Other equity markets around the world also rallied late in the year, generating similar returns as the U.S. stock market in the final fiscal quarter. On a fiscal year basis, the United States remained among the leaders in stock market performance versus other large investable markets, demonstrated by the MSCI EAFE Index (which measures equity market performance of developed markets in Europe, Australasia and the Far East) fiscal year return of 13.75%. In general we anticipate that the U.S. economy will continue to support slow but steady growth but cannot remove the possibility of a black swan geopolitical or economic event from the near term time horizon.

The following section provides a brief synopsis of the equity funds in the CNI Charter Fund family with related performance for the fiscal year. Further information may be found on our website, cnicharterfunds.com.

DIVERSIFIED EQUITY FUND

The Diversified Equity Fund is split among three portfolio management teams to create a large/mid multi-cap blend portfolio. The Fund’s allocations are:

•	45% allocation to SKBA Capital Management LLC, a large/midcap value equity sub-adviser;

•	30% allocation to Turner Investments L.P., an alpha large/midcap growth equity sub-adviser;

•	25% allocation to City National Asset Management, the Fund’s investment adviser, which uses a customized, tobacco-free S&P 500 Index replication strategy to create the Fund’s core portfolio weighting.

The index replication portion of the portfolio was added at the mid-point of the fiscal year; for the first half of the year the Fund was split between SKBA and Turner. The Fund’s Institutional Class shares produced returns of 22.75% this fiscal year. Lipper Analytics compares the Fund to its Multi-Cap Core Funds Classification, which had a median return of 25.79% for the year. The S&P 500 Index returned 30.20% for the period. At the beginning of the fiscal year the Fund’s combined sub-advisers matched the gains in the S&P 500 Index as it rose from its low point in October 2011. The Fund’s second fiscal quarter was also favorable as the Fund’s largest holding, Apple, comprising 4% of the Fund, led the Technology sector and the market upward. However, many of the Technology and Consumer Discretionary stocks reversed course in the next quarter, including the Facebook IPO, which was held in the Turner portfolio of the Fund.

At fiscal year-end the Fund’s portfolio was most heavily allocated to information technology companies, non-money center bank financial sector equities (insurance companies and regional banks) and Healthcare companies. Defensive sectors like Telecommunication Services, Consumer Staples and Utilities are underweighted. Overall the Fund’s portfolio reflects an expectation of continued U.S. economic growth in the near term.

LARGE CAP VALUE EQUITY FUND

Large cap value style stocks posted robust returns this fiscal year, as equities rallied off of the depressed lows reached at the beginning of October 2011. The Large Cap Value Equity Fund’s Servicing Class produced healthy gains of 26.57% over the fiscal year, compared to the 30.81% return of the

CNI CHARTER FUNDS | PAGE 17

investment adviser’s report
September 30, 2012
Equity Funds (continued)

S&P 500 Value Index and 27.74% return of the Lipper Large Cap Value Funds Classification. The difference in returns is attributable in part to the adviser’s conservative strategy of structuring the portfolio with “deep” value characteristics which are more pronounced than those of the index. The strategy is designed with the intention to withstand the wide swings of market volatility and to provide growth in capital with less risk.

Solid results from the high dividend yielding Telecommunication Services, Consumer Staples and Utilities sectors were offset by lagging returns from companies owned in the Consumer Discretionary, Energy and Materials sectors as the U.S. economy slowed its rate of expansion. The latter half of the fiscal year proved more favorable to the style of the Fund as it generated a return of 3.34% over the volatile last six months of the fiscal period, topping both the Index’s 2.49% and the Lipper peer category’s 2.09%. At fiscal year end, with the three largest allocations a 25.4% weight in Financials (normally a heavy weighting in the value style), 11.0% in Energy and 10.4% in Industrials, the Fund remains largely sector neutral to the Index. There is slight underweight to Telecommunication Services, where securities were sold to realize profits.

LARGE CAP GROWTH EQUITY FUND

Large cap growth oriented stocks posted very strong returns during the fiscal year. For the fiscal year, the Large Cap Growth Equity Fund’s Servicing Class returned 30.43%, which exceeded the S&P 500 Growth Index and Lipper Large Cap Growth Funds Classification benchmarks of 29.65% and 27.19%, respectively, during the same period. During the fiscal period, the Healthcare, Information Technology, Consumer Staples and Consumer Discretionary sectors outperformed the benchmark, while Energy, Materials, Telecommunication Service, Financials and Industrials sectors trailed.

The Fund remains well diversified with exposure across all economic sectors and within major industry classifications. Holdings in the Information Technology sector comprised the largest allocation of the Fund at 28.3%, followed by Healthcare, Consumer Staples and Energy at 16.5%, 13.2% and 11.2%, respectively. Due to the current uncertain economic environment and diminished prospects for reaccelerating growth at fiscal year end, CNAM maintained a sector neutral strategy, preferring not to overweight or underweight sectors relative to the benchmark, but rather to add value through stock selection. The managers continue to employ a disciplined investment process focusing on higher quality companies with good earnings growth prospects and reasonable valuations.

SOCIALLY RESPONSIBLE EQUITY FUND

The Socially Responsible Equity Fund seeks to invest in companies that follow “ESG” (i.e., Environmental, Social and Governance) guidelines. It is sub-advised by SKBA Capital Management, a value style equity manager with long-term experience in ESG responsible investing. Besides seeking companies with favorable financial results and social worth, the Fund seeks to restrict investment companies which profit from activities that are not socially responsible, (including manufacturing tobacco-related products), showing poor product or employee safety records, or following unsound environmental practices. For the fiscal year, the Fund’s Institutional Class shares gained 21.63%. Lipper classifies the Fund in the Multi-Cap Value category, as it follows a large cap bias but holds up to 20% in middle sized capitalization companies. This Lipper classification had a 26.71% return for the fiscal year, but does not restrict investment in any stocks for socially responsible purposes. The MSCI KLD Social 400 Index, a socially responsible equity index, produced a return of 25.90% over the same period.

At September 30, 2012, the 50 holdings in this portfolio were biased towards value oriented stocks that will produce yields even in a slower economy. Heaviest sector weights were tilted towards non-money center bank Financials, including insurance companies, at 28.0%; Healthcare companies at 15.8%; 11.1% in Information Technology; and 10.4% each in Energy and Industrials. The sub-adviser chose to underweight Consumer Staples, Telecommunication Services and Utilities sectors.

CNI CHARTER FUNDS | PAGE 18

Sincerely,

Otis “Tres” Heald III
Director of Equity Investments
City National Asset Management, Inc.

Timothy G. Solberg, CFA
Director of Sub-advised Funds
City National Asset Management, Inc.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

CNI CHARTER FUNDS | PAGE 19

fund overview
September 30, 2012
Diversified Equity Fund

The Fund seeks to provide long-term capital growth by investing primarily in common stocks of large-capitalization U.S. companies that are diversified among various industries and market sectors.

Comparison of Change in the Value of a $1,000,000 Investment in the Diversified Equity Fund, Institutional Class Shares, versus the S&P 500 Index and the Lipper Multi-Cap Core Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Institutional Class*(1)	AHDEX	22.75%	7.83%	-2.08%	6.21%	8.83%
Class N(2)	AHADX	22.35%	7.56%	-2.33%	5.95%	8.71%
S&P 500 Index	n/a	30.20%	13.20%	1.05%	8.01%	9.41%
Lipper Multi-Cap Core Funds Classification	n/a	25.79%	10.50%	-0.07%	8.03%	8.98%

*	The graph is based on only Institutional Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)
Class I Shares of the predecessor to the Diversified Equity Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of October 20, 1988 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on December 30, 2002. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of December 30, 2002, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of October 20, 1988 to December 30, 2002, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Apple	4.0%
Tyco International	1.5%
Berkshire Hathaway, Cl B	1.5%
BB&T	1.5%
PepsiCo	1.4%
Cisco Systems	1.4%
Brookfield Asset Management, Cl A	1.4%
Google, Cl A	1.3%
CareFusion	1.3%
Microsoft	1.3%

*	Excludes Cash Equivalents

CNI CHARTER FUNDS | PAGE 20

fund overview
September 30, 2012
Large Cap Value Equity Fund

The Fund seeks to provide capital appreciation and moderate income consistent with current returns available in the marketplace by investing in large U.S. corporations and U.S. dollar-denominated American Depositary Receipts of large foreign corporations which are undervalued.

Comparison of Change in the Value of a $10,000 Investment in the Large Cap Value Equity Fund, Servicing Class Shares, versus the S&P 500 Value Index and the Lipper Large Cap Value Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Servicing Class*(1)^	CNLIX	26.57%	9.77%	-1.37%	7.66%	2.88%
Institutional Class(2)^^†	CNILX	26.82%	9.84%	-1.33%	7.69%	2.89%
Class N(3)††	CVEAX	26.18%	9.47%	-1.62%	7.39%	2.62%
S&P 500 Value Index	n/a	30.81%	11.39%	-1.56%	7.79%	3.13%
Lipper Large Cap Value Funds Classification	n/a	27.74%	9.74%	-1.30%	7.09%	3.92%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on February 1, 2012.

(3)	Commenced operations on April 13, 2000.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

^^
The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement.

†
Institutional Class Shares’ performance for the period of January 14, 2000 to February 1, 2012 was calculated using the performance of the Servicing Class Shares adjusted to reflect the expenses of the Institutional Class Shares. If performance of the Servicing Class Shares had not been adjusted, the performance of the Institutional Class Shares for that period would have been lower because the expenses of the Institutional Class Shares are lower than those of the Servicing Class Shares.

††
Class N Shares’ performance for the period of January 14, 2000 to April 13, 2000 was calculated using the performance of the Servicing Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Servicing Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Servicing Class Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Wells Fargo	2.7%
Microsoft	2.7%
JPMorgan Chase	2.7%
Wal-Mart Stores	2.7%
General Electric	2.6%
Berkshire Hathaway, Cl B	2.5%
Exxon Mobil	2.5%
AT&T	2.4%
Chevron	2.4%
Citigroup	2.3%

*	Excludes Cash Equivalents

CNI CHARTER FUNDS | PAGE 21

fund overview
September 30, 2012
Large Cap Growth Equity Fund

The Fund seeks to provide capital appreciation by investing in large U.S. corporations and U.S. dollar-denominated American Depositary Receipts of large foreign corporations with the potential for growth.

Comparison of Change in the Value of a $10,000 Investment in the Large Cap Growth Equity Fund, Servicing Class Shares, versus the S&P 500 Growth Index and the Lipper Large Cap Growth Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return	Inception to Date
Servicing Class*(1)^	CNGIX	30.43%	11.32%	2.19%	6.69%	0.03%
Class N(2)†	CLEAX	30.22%	11.11%	1.95%	6.45%	-0.22%
S&P 500 Growth Index	n/a	29.65%	14.93%	3.55%	8.14%	-0.06%
Lipper Large Cap Growth Funds Classification	n/a	27.19%	11.96%	1.40%	7.34%	0.01%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)	Commenced operations on January 14, 2000.

(2)	Commenced operations on March 28, 2000.

^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

†
Class N Shares’ performance for the period of January 14, 2000 to March 28, 2000 was calculated using the performance of the Servicing Class Shares adjusted to reflect the expenses of the Class N Shares. If performance of the Servicing Class Shares had not been adjusted, the performance of the Class N Shares for that period would have been higher because the expenses of the Class N Shares are higher than those of the Servicing Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
Apple	11.3%
Exxon Mobil	3.9%
Google, Cl A	3.4%
Gilead Sciences	3.4%
Qualcomm	3.4%
CVS	2.8%
DIRECTV	2.6%
EMC	2.6%
Mylan	2.5%
Celgene	2.4%

CNI CHARTER FUNDS | PAGE 22

fund overview
September 30, 2012
Socially Responsible Equity Fund

The Fund seeks to provide long-term capital growth by investing primarily in common stocks of U.S. issuers that meet certain socially responsible criteria.

Comparison of Change in the Value of a $1,000,000 Investment in the Socially Responsible Equity Fund, Institutional Class Shares, versus the MSCI KLD 400 Social Index and the Lipper Multi-Cap Value Funds Classification(1)

(1)
The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Institutional Class*(1)	AHRAX	21.63%	8.34%	-1.31%	2.26%
Class N(2)	AHSRX	21.28%	8.06%	-1.57%	2.02%
MSCI KLD 400 Social Index	n/a	25.90%	11.41%	1.31%	3.88%
Lipper Multi-Cap Value Funds Classification	n/a	26.71%	10.24%	-0.61%	3.14%

*	The graph is based on only Institutional Class Shares; performance for Class N Shares would be different due to differences in fee structures.

(1)
Class I Shares of the predecessor to the Socially Responsible Equity Fund (the “Predecessor Fund”) commenced operations on January 3, 2005. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Institutional Class Shares of the Fund for the period of January 3, 2005 to September 29, 2005, reflects the performance of the Predecessor Fund’s Class I Shares.

(2)
Class A Shares of the Predecessor Fund, the predecessor to the Class N Shares of the Fund, commenced operations on August 12, 2005. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The performance results for Class N Shares of the Fund for the period of August 12, 2005, to September 29, 2005, reflects the performance of the Predecessor Fund’s Class A Shares. The performance results for Class N Shares of the Fund for the period of January 3, 2005 to August 12, 2005, reflects the performance of the Predecessor Fund’s Class I Shares. The performance of the Predecessor Fund’s Class I Shares has not been adjusted to reflect the higher Rule 12b-1 fees and expenses applicable to the Fund’s Class N Shares. If it had, the performance of the Fund’s Class N Shares would have been lower than that shown.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Brookfield Asset Management, Cl A	3.3%
Abbott Laboratories	3.0%
PepsiCo	2.9%
Chubb	2.9%
Laboratory Corp of America Holdings	2.9%
Spectra Energy	2.9%
ConocoPhillips	2.9%
EI du Pont de Nemours	2.7%
Arrow Electronics	2.5%
Patterson	2.5%

*	Excludes Cash Equivalent

CNI CHARTER FUNDS | PAGE 23

schedule of investments
September 30, 2012
Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [45.4%]
FAMC DN (A)
0.100%, 10/02/12	$5,000	$5,000
0.160%, 11/06/12	22,000	21,996
0.160%, 11/08/12	30,000	29,995
0.170%, 11/27/12	20,000	19,995
0.155%, 11/29/12	25,000	24,994
0.135%, 12/21/12	20,000	19,994
2.060%, 01/02/13	38,689	38,672
0.196%, 02/01/13	50,000	49,966
0.170%, 03/01/13	25,000	24,982
0.170%, 03/08/13	25,000	24,981
0.190%, 03/25/13	30,000	29,972
0.220%, 04/01/13	12,927	12,913
0.180%, 04/23/13	10,000	9,990
0.203%, 05/10/13	70,000	69,913
0.190%, 06/10/13	25,000	24,967
0.185%, 06/21/13	40,000	39,946
FFCB (B)
0.240%, 10/01/12	5,000	5,001
0.230%, 10/01/12	25,000	24,997
0.256%, 10/02/12	31,690	31,693
0.206%, 10/02/12	43,750	43,751
0.196%, 10/02/12	25,000	24,997
0.166%, 10/02/12	25,000	24,997
0.236%, 10/03/12	14,000	14,003
0.246%, 10/04/12	20,000	20,000
0.193%, 10/11/12	20,000	20,000
0.210%, 12/06/12	50,000	49,994
0.351%, 02/10/13	22,075	22,094
FHLB
0.300%, 10/01/12(B)	10,000	10,004
0.250%, 10/01/12(B)	20,000	19,999
0.240%, 10/01/12(B)	25,000	24,994
0.230%, 10/01/12(B)	15,000	14,996
0.200%, 10/01/12(B)	70,000	69,998
0.190%, 10/01/12(B)	20,000	19,999
0.180%, 10/01/12(B)	20,000	19,999
0.210%, 10/09/12(B)	15,000	15,000

Description	Face Amount (000)	Value (000)
0.224%, 12/12/12(B)	$20,000	$20,000
0.289%, 12/20/12(B)	9,400	9,404
0.170%, 01/24/13	23,000	23,000
0.160%, 02/08/13	10,000	9,997
0.240%, 04/16/13	10,000	10,001
3.625%, 05/29/13	21,565	22,051
0.250%, 06/07/13	20,000	20,000
1.625%, 06/14/13	26,125	26,388
4.000%, 09/06/13	6,515	6,743
FHLB DN
0.180%, 10/03/12(A)	20,000	20,000
FHLMC
0.375%, 11/30/12	25,000	25,008
0.750%, 03/28/13	15,000	15,038
4.125%, 09/27/13	11,808	12,262
FHLMC DN (A)
0.159%, 10/01/12	80,873	80,873
0.140%, 10/22/12	20,000	19,998
FNMA
0.350%, 10/01/12(B)	15,000	15,004
4.750%, 11/19/12	11,432	11,502
3.875%, 07/12/13	31,414	32,297
0.500%, 08/09/13	6,500	6,517
FNMA DN (A)
0.060%, 10/01/12	12,796	12,796
0.140%, 10/03/12	99,000	99,000
2.012%, 01/23/13	25,000	24,987
Total U.S. Government Agency Obligations (Cost $1,447,658)		1,447,658
U.S. Government Related Securities [15.7%]
Straight-A Funding
0.190%, 10/17/12	25,000	24,998
0.180%, 10/02/12	65,000	65,000
0.180%, 10/09/12	64,253	64,250
0.180%, 10/10/12	54,358	54,356
0.180%, 10/25/12	23,075	23,072
0.180%, 10/26/12	50,000	49,994
0.180%, 10/30/12	17,148	17,145
0.180%, 11/05/12	54,026	54,017
0.180%, 11/06/12	30,076	30,071
0.180%, 11/07/12	3,250	3,249
0.180%, 11/26/12	25,000	24,993
0.180%, 12/03/12	40,453	40,440
0.180%, 12/04/12	50,000	49,984
Total U.S. Government Related Securities (Cost $501,569)		501,569

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 24

schedule of investments
September 30, 2012
Government Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Municipal Bonds [4.7%]
California [1.6%]
Abag Finance Authority for Nonprofit, Ser A, RB, FNMA, AMT
0.170%, 10/04/12(B) (C)	$15,000	$15,000
California Statewide, Communities Development Authority, Fairway Family Apartments Project, Ser PP, RB, FNMA, AMT
0.190%, 10/04/12(B) (C)	8,000	8,000
Los Angeles, Community Redevelopment Agency, Ser A, RB, FNMA, AMT
0.170%, 10/04/12(B) (C)	15,450	15,450
Sacramento County Housing Authority, Ser H, RB, FNMA, AMT
0.180%, 10/04/12(B) (C)	9,000	9,000
Total California		47,450
New York [1.8%]
New York State, Housing Finance Agency, West 38th Street, RB, FNMA, AMT
0.190%, 10/03/12(B)	20,000	20,000
New York State, Housing Finance Agency, 360 West 43rd Street, RB, FNMA, AMT
0.190%, 10/03/12(B)	13,900	13,900
New York State, Housing Finance Agency, 750 6th Avenue Project, RB, FNMA, AMT
0.190%, 10/03/12(B)	5,800	5,800
New York State, Housing Finance Agency, 316 11th Avenue Project, Ser A, RB, FNMA, AMT
0.190%, 10/03/12(B)	19,000	19,000
Total New York		58,700
Texas [0.8%]
Houston, Housing Finance, Regency Park Apartments Project, RB, FNMA, AMT
0.220%, 10/03/12(B) (C)	13,695	13,695

Description	Face Amount (000)	Value (000)
Texas Department of Housing & Community Affairs, RB, FNMA, AMT
0.210%, 10/04/12(B) (C)	$13,830	$13,830
Total Texas		27,525
Washington [0.5%]
Washington State, Housing Finance Commission, Vintage Spokane Project, Ser A, RB, FNMA, AMT
0.220%, 10/04/12(B) (C)	16,295	16,295
Total Municipal Bonds (Cost $149,970)		149,970
Corporate Bonds [3.9%]
Financial Services [1.1%]
General Electric Capital, MTN
0.376%, 12/21/12(B)	33,115	33,138
Investment Banker/Broker Dealer [2.8%]
Ally Financial
1.750%, 10/30/12	25,000	25,031
0.381%, 12/19/12(B)	24,140	24,156
Citigroup Funding
1.875%, 11/15/12	11,272	11,295
JPMorgan Chase
0.617%, 12/26/12(B)	31,525	31,567
Total Investment Banker/Broker Dealer		92,049
Total Corporate Bonds (Cost $125,187)		125,187
U.S. Treasury Obligations [1.1%]
U.S. Treasury Notes
0.625%, 04/30/13	20,000	20,048
1.375%, 05/15/13	15,000	15,108
Total U.S. Treasury Obligations (Cost $35,156)		35,156

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 25

schedule of investments
September 30, 2012
Government Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Repurchase Agreements (D) [24.4%]
Bank of America
0.150%, dated 09/28/12, repurchased on 10/01/12, repurchase price $175,002,188 (collateralized by various U.S. Government obligations, par valued ranging from $2,859,000 to $26,427,000, 0.000% to 5.625%, 02/01/13 to 07/15/37; with total market value $178,502,144)	$175,000	$175,000
Barclays
0.200%, dated 09/28/12, repurchased 10/01/12, repurchase price $230,003,833 (collateralized by various U.S. Treasury obligations, par values ranging from $88,695,400 to $113,880,000, 0.250% to 4.500%, 06/30/14 to 05/15/38; with total market value $234,600,004)	230,000	230,000
Deutsche Bank
0.150%, dated 09/28/12, repurchased 10/01/12, repurchase price $200,002,500 (collateralized by various U.S. Treasury obligations, par values ranging from $67,045,100 to $135,900,400, 0.250% to 0.875%, 02/15/15 to 04/30/17; with total market value $204,000,033)	200,000	200,000
Deutsche Bank
0.200%, dated 09/28/12, repurchased 10/01/12, repurchase price $100,001,667 (collateralized by various U.S. Government obligations, par values ranging from $7,850,000 to $22,300,000, 0.500% to 5.270%, 11/20/15 to 05/01/29; with total market value $102,004,274)	100,000	100,000

Description	Face Amount (000)/Shares	Value (000)
Goldman Sachs
0.180%, dated 09/28/12, repurchased 10/01/12, repurchase price $75,001,125 (collateralized by various U.S. Government obligations, par values ranging from $11,382,000 to $65,140,000, 0.178% to 0.190%, 09/25/13 to 01/06/14; with total market value $76,500,373)	$75,000	$75,000
Total Repurchase Agreements (Cost $780,000)		780,000
Short-Term Investments [4.8%]
Fidelity Institutional Money Market Government Portfolio-III, Cl I, 0.010%*	50,000,000	50,000
Goldman Sachs Financial Square Funds - Treasury Obligations Fund, 0.010%*	50,000,000	50,000
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.050%*	3,133,048	3,133
Wells Fargo Advantage Government Money Market Fund, Cl I, 0.010%*	50,000,000	50,000
Total Short-Term Investments (Cost $153,133)		153,133
Total Investments [100.0%] (Cost $3,192,673)		$3,192,673

Percentages are based on Net Assets of $3,193,442 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2012.

(A)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2012.

(C)	Put and Demand Feature — The date reported is the next reset date or put date.

(D)	Tri-Party Repurchase Agreement.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 26

schedule of investments
September 30, 2012
Government Money Market Fund (concluded)

AMT — Alternative Minimum Tax (subject to)

Cl — Class

DN — Discount Note

FAMC — Federal Agriculture Mortgage Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$1,447,658	$—	$1,447,658
U.S. Government Related Securities	—	501,569	—	501,569
Municipal Bonds	—	149,970	—	149,970
Corporate Bonds	—	125,187	—	125,187
U.S. Treasury Obligations	—	35,156	—	35,156
Repurchase Agreements	—	780,000	—	780,000
Short-Term Investments	153,133	—	—	153,133
Total Investments in Securities	$153,133	$3,039,540	$—	$3,192,673

For the period ended September 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 27

schedule of investments
September 30, 2012
Prime Money Market Fund

Description	Face Amount (000)	Value (000)
Commercial Paper [45.8%]
Air Transportation [1.7%]
United Parcel Service (A)
0.030%, 10/02/12	$20,000	$20,000
Banks [20.9%]
ANZ National Int'l (A)
0.441%, 01/11/13	6,000	5,992
0.331%, 02/27/13	15,000	14,979
ASB Finance (A)
0.327%, 10/11/12	15,000	15,000
0.614%, 11/21/12	10,000	10,003
Bank of Nova Scotia
0.125%, 10/03/12	10,000	10,000
Bank of Tokyo-Mitsubishi UFJ NY
0.471%, 11/05/12	15,000	14,993
0.521%, 12/10/12	10,000	9,990
BNZ International Funding (A)
0.350%, 10/02/12	10,000	10,000
0.496%, 10/28/12	15,000	15,000
Commonwealth Bank of Australia
0.300%, 10/26/12(A)	10,000	9,998
Korea Development Bank NY
0.551%, 10/03/12	10,000	10,000
0.471%, 11/13/12	15,000	14,992
0.300%, 11/30/12	10,000	9,993
National Australia Funding Delaware
0.285%, 02/19/13(A)	7,087	7,079
National Bank of Canada
0.351%, 01/07/13	10,000	9,990
Sumitomo Corp of America
0.380%, 10/22/12	10,000	9,998
0.260%, 11/05/12	9,000	8,997
Sumitomo Mitsui Banking
0.340%, 10/17/12(A)	10,000	9,998

Description	Face Amount (000)	Value (000)
Sumitomo Mitsui Trust Bank Limited
0.340%, 11/20/12(A)	$15,000	$14,993
Toronto-Dominion Holdings USA
0.240%, 10/22/12(A)	10,000	9,999
Westpac Securities NZ (A)
0.655%, 10/16/12	5,000	5,001
0.381%, 11/21/12	15,000	14,992
Total Banks		241,987
Computer System Design & Services [2.2%]
Dell (A)
0.200%, 10/25/12	15,000	14,998
0.300%, 03/01/13	10,000	9,987
Total Computer System Design & Services		24,985
Financial Services [11.2%]
Caisse Centrale Desjardins du Quebec (A)
0.200%, 10/09/12	20,000	19,999
0.200%, 10/12/12	5,000	5,000
0.210%, 12/12/12	10,000	9,996
General Electric Capital
0.361%, 12/10/12	10,000	9,993
0.371%, 12/24/12	15,000	14,987
0.300%, 03/04/13	10,000	9,987
Govco (A)
0.220%, 10/16/12	15,000	14,999
0.230%, 10/19/12	10,000	9,999
Toyota Credit Canada
0.310%, 01/09/13	10,000	9,991
Toyota Financial Services de Puerto Rico
0.331%, 02/06/13	15,000	14,982
Toyota Motor Credit
0.391%, 11/01/12	10,000	9,997
Total Financial Services		129,930
Food, Beverage & Tobacco [0.9%]
Nestle Capital
0.320%, 07/10/13(A)	10,000	9,974

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 28

schedule of investments
September 30, 2012
Prime Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Import/Export [3.0%]
Mitsui & USA
0.300%, 10/22/12	$15,000	$14,997
0.360%, 11/01/12	10,000	9,997
0.285%, 12/05/12	10,000	9,994
Total Import/Export		34,988
Investment Banker/Broker Dealer [2.2%]
AllianceBernstein (A)
0.491%, 10/16/12	15,000	14,997
0.511%, 12/06/12	10,000	9,991
Total Investment Banker/Broker Dealer		24,988
Petroleum & Fuel Products [2.4%]
BP Capital Markets (A)
0.441%, 10/10/12	10,000	9,999
0.200%, 11/15/12	7,500	7,498
0.602%, 01/02/13	10,000	9,985
Total Petroleum & Fuel Products		27,482
Schools [1.3%]
University of California
0.180%, 11/14/12	15,000	14,997
Total Commercial Paper (Cost $529,331)		529,331
Municipal Bonds [7.5%]
California [2.2%]
Los Angeles, Department of Water & Power, Ser B-3, RB
0.090%, 10/01/12(B) (E)	14,740	14,740
California State, Ser A-2, RB
2.500%, 06/20/13	10,000	10,148
Total California		24,888
Illinois [1.3%]
Chicago, Midway Airport Authority, RB, AMT
0.220%, 10/01/12(B) (C) (E)	14,500	14,500
Massachusetts [1.1%]
Massachusetts State, Health & Educational Facilities Authority, Ser N-4, RB
0.130%, 10/01/12(B) (C) (E)	13,255	13,255

Description	Face Amount (000)	Value (000)
North Carolina [1.4%]
Charlotte, Water and Sewer System, Ser B, RB
0.170%, 10/04/12(B) (E)	$16,300	$16,300
Ohio [1.5%]
Ohio State, Higher Educational Facility Commission, RB
0.120%, 10/01/12(B) (E)	17,490	17,490
Total Municipal Bonds (Cost $86,433)		86,433
U.S. Government Related Securities [2.0%]
Straight-A Funding
0.180%, 10/02/12	10,000	10,000
0.180%, 10/10/12	3,531	3,531
0.180%, 10/25/12	10,000	9,999
Total U.S. Government Related Securities (Cost $23,530)		23,530
U.S. Government Agency Obligations [2.0%]
FAMC DN
0.100%, 10/02/12(D)	10,000	10,000
FHLB
0.200%, 10/01/12(B)	10,000	10,000
FHLMC DN
0.080%, 10/02/12(D)	3,525	3,525
Total U.S. Government Agency Obligations (Cost $23,525)		23,525
Corporate Bonds [1.5%]
Banks [1.5%]
ANZ National Int'l
2.375%, 12/21/12(A)	1,900	1,908
National Australia Bank
0.512%, 11/04/12(B)	15,000	15,000
Total Banks		16,908
Total Corporate Bonds (Cost $16,908)		16,908

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 29

schedule of investments
September 30, 2012
Prime Money Market Fund (continued)

Description	Face Amount (000)/Shares	Value (000)
Certificates of Deposit [21.6%]
Banco Del Estado De Chile
0.670%, 10/03/12	$10,000	$10,000
0.740%, 12/18/12	10,000	10,000
0.720%, 01/07/13	15,000	15,000
Bank of America
0.220%, 10/01/12	10,000	10,000
0.200%, 10/15/12	10,000	10,000
0.200%, 10/17/12	15,000	15,000
Bank of Montreal
0.130%, 10/05/12	15,000	15,000
0.300%, 12/04/12	10,000	10,000
0.355%, 01/02/13	10,000	10,000
Bank of Nova Scotia
0.648%, 10/26/12	15,000	15,004
0.518%, 11/09/12	10,000	10,003
Canadian Imperial Bank of Commerce NY
0.280%, 10/01/12	15,000	15,000
0.520%, 04/04/13	9,700	9,707
Mitsubishi UFJ Financial
0.530%, 10/12/12	10,000	10,000
National Australia Bank
0.500%, 11/16/12	10,000	10,002
National Bank of Canada
0.287%, 11/09/12	15,000	15,000
Norinchukin Bank
0.400%, 10/22/12	10,000	10,000
0.370%, 11/19/12	15,000	15,000
0.360%, 12/06/12	10,000	10,000
Sumitomo Mitsui Banking
0.320%, 12/06/12	10,000	10,000
Toronto-Dominion Bank
0.289%, 10/20/12	15,000	15,000
Total Certificates of Deposit (Cost $249,716)		249,716
Short-Term Investment [7.1%]
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.070%*	82,449,045	82,449
Total Short-Term Investment (Cost $82,449)		82,449

Description	Face Amount (000)	Value (000)
Repurchase Agreements (F)[12.5%]
Bank of America
0.150%, dated 09/28/12, repurchased on 10/01/12, repurchase price $45,000,563 (collateralized by a U.S. Government obligation, par value $42,886,000, 4.424%, 04/01/26; with total market value $45,900,943)	$45,000	$45,000
Barclays
0.200%, dated 09/28/12, repurchased on 10/01/12, repurchase price $25,000,417 (collateralized by a U.S. Treasury Note, par value $24,040,700, 2.125%, 02/29/16; with total market value $25,500,058)	25,000	25,000
Deutsche Bank
0.150%, dated 09/28/12, repurchased on 10/01/12, repurchase price $35,000,438 (collateralized by a U.S. Treasury obligation, par value $33,394,300, 3.125%, 02/15/42; with total market value $35,700,057)	35,000	35,000
0.200%, dated 09/28/12, repurchased on 10/01/12, repurchase price $15,000,250 (collateralized by a U.S. Government obligation, par value $14,956,000, 4.625%, 10/25/12; with total market value $15,300,829)	15,000	15,000
Goldman Sachs
0.180%, dated 09/28/12, repurchased on 10/01/12, repurchase price $25,000,375 (collateralized by various U.S. Government obligations, ranging in par value $1,740,000 to $23,745,000, 0.000% to 0.240%, 11/30/12 to 08/09/13; with total market value $25,500,708)	25,000	25,000
Total Repurchase Agreements (Cost $145,000)		145,000
Total Investments [100.0%] (Cost $1,156,892)		$1,156,892

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 30

schedule of investments
September 30, 2012
Prime Money Market Fund (concluded)

Percentages are based on Net Assets of $1,156,824 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2012.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2012, the value of these securities amounted to $312,364 ($ Thousands), representing 27.0% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2012.

(C)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.

(D)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(E)	Put and Demand Feature — The date reported is the next reset date or put date.

(F)	Tri-Party Repurchase Agreement.

AMT — Alternative Minimum Tax (subject to)

Cl — Class

DN — Discount Note

FAMC — Federal Agriculture Mortgage Corporation

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

RB — Revenue Bond

Ser — Series

The following is a list of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$529,331	$—	$529,331
Municipal Bonds	—	86,433	—	86,433
U.S. Government Related Securities	—	23,530	—	23,530
U.S. Government Agency Obligations	—	23,525	—	23,525
Corporate Bonds	—	16,908	—	16,908
Certificates of Deposit	—	249,716	—	249,716
Short-Term Investment	82,449	—	—	82,449
Repurchase Agreements	—	145,000	—	145,000
Total Investments in Securities	$82,449	$1,074,443	$—	$1,156,892

For the period ended September 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 31

schedule of investments
September 30, 2012
California Tax Exempt Money Market Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [84.9%]
California [79.3%]
Bay Area Toll Authority, Ser A-2, RB
0.160%, 10/04/12(A) (B) (C)	$5,000	$5,000
Bay Area Toll Authority, Ser C-1, RB
0.180%, 10/04/12(A) (B) (C)	23,350	23,350
Bay Area Toll Authority, Ser C-1, RB
0.140%, 10/04/12(A) (B) (C)	19,445	19,445
Bay Area Toll Authority, Ser C-2, RB
0.140%, 10/04/12(A) (B) (C)	4,190	4,190
California Infrastructure & Economic Development Bank, Ser A, RB
0.120%, 10/01/12(A) (B) (C)	3,450	3,450
California Infrastructure & Economic Development Bank, Ser B, RB
0.120%, 10/01/12(A) (B) (C)	11,500	11,500
California State, Department of Water Resources, Ser RB, FGIC
Pre-Refunded @ 100
5.000%, 12/01/12(D)	2,100	2,117
California State, Economic Recovery Project, Ser C-1, GO
0.180%, 10/01/12(A) (B) (C)	23,635	23,635
California State, Health Facilities Financing Authority, RB
0.180%, 10/03/12(A) (B) (C)	6,750	6,750

Description	Face Amount (000)	Value (000)
California State, Health Facilities Financing Authority, RB
0.140%, 10/03/12(A) (B) (C)	$13,500	$13,500
California State, Health Facilities Financing Authority, Ser A, RB
0.180%, 10/03/12(A) (B) (C)	1,800	1,800
California State, Health Facilities Financing Authority, Ser B, RB
0.120%, 10/01/12(A) (B) (C)	6,400	6,400
California State, Health Facilities Financing Authority, Ser B, RB
0.170%, 10/03/12(A) (B) (C)	15,955	15,955
California State, Health Facilities Financing Authority, Ser C, RB
0.170%, 10/03/12(A) (B) (C)	9,125	9,125
California State, Health Facilities Financing Authority, Ser RB
0.167%, 10/03/12(A) (C)	10,885	10,885
California State, Infrastructure & Economic Development Authority, Pacific Gas & Electric Project, Ser D, RB
0.180%, 10/01/12(A) (B) (C)	12,225	12,225
California State, Kindergarten Project, Ser A-2, GO
0.160%, 10/01/12(A) (B) (C)	7,950	7,950
California State, Kindergarten Project, Ser A-3, GO
0.180%, 10/01/12(A) (B) (C)	14,200	14,200
California State, Kindergarten Project, Ser A-8, GO
0.160%, 10/04/12(A) (B) (C)	10,400	10,400
California State, Kindergarten Project, Ser B-5, GO
0.180%, 10/04/12(A) (B) (C)	4,200	4,200
California State, Municipal Finance Authority, RB
0.130%, 10/01/12(A) (C)	9,550	9,550
California State, Ser A-1, GO
0.150%, 10/03/12(A) (B) (C)	5,000	5,000
California State, Ser A-2, GO
0.160%, 10/01/12(A) (B) (C)	5,100	5,100
California State, Ser A-2, GO
0.140%, 10/03/12(A) (B) (C)	7,000	7,000
California State, Ser B-4, GO
0.170%, 10/03/12(A) (B) (C)	15,000	15,000
California State, Sub-Ser A, GO
0.140%, 10/03/12(A) (B) (C)	1,500	1,500

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 32

schedule of investments
September 30, 2012
California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
California Statewide, Communities Development Authority, Masters College Project, Ser A, RB
0.180%, 10/04/12(A) (B) (C)	$3,000	$3,000
California Statewide, Communities Development Authority, Ser D, RB
0.180%, 10/03/12(A) (C)	16,500	16,500
California Statewide, Communities Development Authority, Ser RB
0.170%, 10/03/12(A) (C)	5,000	5,000
East Bay, Municipal Utility District, Ser A-1, RB
0.140%, 10/03/12(A) (C)	23,905	23,905
Eastern Municipal Water District, Ser C, COP
0.160%, 10/03/12(A) (C)	3,200	3,200
Eastern Municipal Water District, Ser D, COP
0.180%, 10/03/12(A) (C)	22,375	22,375
Elsinore Valley, Municipal Water District, Ser A, COP
0.170%, 10/03/12(A) (B) (C)	3,335	3,335
Elsinore Valley, Municipal Water District, Ser B, COP
0.170%, 10/03/12(A) (B) (C)	14,400	14,400
Glendale, Police Building Project, COP
0.210%, 10/04/12(A) (C)	18,800	18,800
Golden State Tobacco Securitization, RB, FGIC
Pre-Refunded @ 100
5.500%, 06/01/13(D)	1,000	1,035
Golden State Tobacco Securitization, Ser B, RB
Pre-Refunded @ 100
5.500%, 06/01/13(D)	1,000	1,035
Golden State Tobacco Securitization, Ser B, RB, AGM,
Pre-Refunded @ 100
5.000%, 06/01/13(D)	1,040	1,073
Golden State, Tobacco Settlement, Ser A-3, RB
Pre-Refunded @ 100
7.875%, 06/01/13(D)	2,170	2,280
Kern County, TRAN
2.500%, 06/28/13	10,000	10,168
Los Angeles County, Metropolitan Transportation Authority, Ser A1, RB
0.190%, 10/04/12 (A) (C)	1,040	1,040

Description	Face Amount (000)	Value (000)
Los Angeles County, Metropolitan Transportation Authority, Ser A2, RB
0.170%, 10/01/12(A) (C)	$37,050	$37,050
Los Angeles Department of Water & Power, Sub-Ser A-8, RB
0.170%, 10/04/12(A) (C)	3,000	3,000
Los Angeles, Department of Water & Power, Ser A-3, RB
0.150%, 10/04/12(A) (C)	2,500	2,500
Los Angeles, Department of Water & Power, Ser B-2, RB
0.150%, 10/01/12(A) (C)	10,400	10,400
Los Angeles, Department of Water & Power, Ser B-3, RB
0.180%, 10/01/12(A) (C)	5,860	5,860
Los Angeles, Department of Water & Power, Ser B-4, RB
0.160%, 10/04/12(A) (C)	14,075	14,075
Los Angeles, Department of Water & Power, Sub-Ser B-6, RB
0.080%, 10/01/12(A) (C)	2,600	2,600
Metropolitan Water District of Southern California, Ser A-1, RB
0.180%, 10/04/12(A) (C)	10,000	10,000
Metropolitan Water District of Southern California, Ser A-2, RB
0.180%, 10/04/12(A) (C)	11,000	11,000
Metropolitan Water District of Southern California, Ser A-3, RB
0.180%, 10/04/12(A) (C)	10,000	10,000
Modesto, Water Revenue, Ser A, RB
0.190%, 10/04/12(A) (B) (C)	4,800	4,800
Newport Beach, Hoag Memorial Hospital Project, Ser C, RB
0.140%, 10/03/12(A) (C)	14,200	14,200
Orange County, Apartment Development Authority, Riverbend Apartments Project, Ser B, RB
0.190%, 10/04/12(A) (C)	10,000	10,000
Orange County, Water District Authority, Ser A, COP
0.180%, 10/03/12(A) (B) (C)	25,350	25,350
Riverside County, Public Facilities Authority, Ser C, COP
0.160%, 10/03/12(A) (B) (C)	8,000	8,000

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 33

schedule of investments
September 30, 2012
California Tax Exempt Money Market Fund (continued)

Description	Face Amount (000)	Value (000)
Riverside County, Water Authority, Ser A, RB
0.230%, 10/04/12(A) (C)	$5,000	$5,000
Sacramento County, Sanitation District Financing Authority, Ser E, RB
0.170%, 10/03/12(A) (B) (C)	6,700	6,700
San Bernardino County, Ser A, TRAN
2.000%, 06/28/13	4,000	4,053
San Diego County, Regional Transportation Commission, Ser B, RB
0.200%, 10/04/12(A) (C)	9,180	9,180
San Diego County, Regional Transportation Commission, Ser D, RB
0.160%, 10/04/12(A) (C)	7,890	7,890
San Francisco City & County, Airports Commission, Ser 37C, RB
0.160%, 10/03/12(A) (B) (C)	15,900	15,900
Santa Barbara County, Ser A, RB
2.000%, 06/28/13	5,000	5,066
Santa Clara County, Financing Authority, VMC Facility Replacement Project, Ser B, RB
0.190%, 10/03/12(A) (C)	14,820	14,820
Santa Clara Valley, Transportation Authority, Ser C, RB
0.180%, 10/04/12(A) (C)	12,000	12,000
Santa Clara Valley, Transportation Authority, Ser C, RB
0.150%, 10/04/12(A) (C)	995	995
Santa Clara Valley, Transportation Authority, Ser D, RB
0.150%, 10/04/12(A) (C)	22,800	22,800
Southern California Public Power Authority, RB
0.180%, 10/03/12(A) (B) (C)	19,400	19,400
Southern California, Public Power Authority, RB
0.170%, 10/03/12(A) (B) (C)	8,900	8,900
State of California, Ser A-2, RB
2.500%, 06/20/13	20,000	20,296
University of California, Regents Medical Center, Ser B-1, RB
0.170%, 10/01/12(A) (C)	12,565	12,565

Description	Face Amount (000)	Value (000)
Ventura County, TRAN
2.500%, 07/01/13	$5,000	$5,086
Total California		715,859
Connecticut [0.1%]
Connecticut State, Health & Educational Facility Authority, Yale University Project, Ser Y-2, RB
0.080%, 10/01/12(A) (C)	1,200	1,200
New York [2.8%]
New York City, Municipal Water Finance Authority, RB
0.110%, 10/01/12(A) (C)	25,010	25,010
Texas [2.7%]
Lower Neches Valley Authority Industrial Development, RB
0.120%, 10/01/12(A) (C)	13,025	13,025
Lower Neches Valley Authority Industrial Development, RB
0.120%, 10/01/12(A) (C)	12,000	12,000
Total Texas		25,025
Total Municipal Bonds (Cost $767,094)		767,094
Commercial Paper [10.7%]
California [10.7%]
California State, Department of Water Resources
0.160%, 10/04/12	4,871	4,871
0.150%, 10/10/12	6,600	6,600
0.140%, 10/10/12	5,763	5,763
California State, Municipal Finance Authority
0.180%, 10/03/12	10,000	10,000
City & County of San Francisco
0.160%, 12/05/12	15,234	15,234
County of Orange
0.180%, 12/05/12	13,130	13,130
Sacramento, Municipal Utility District
0.140%, 11/02/12	15,000	15,000
San Diego, Water Authority
0.160%, 12/04/12	13,100	13,100
San Francisco, Public Utilities Commission
0.170%, 10/18/12	5,800	5,800

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 34

schedule of investments
September 30, 2012
California Tax Exempt Money Market Fund (concluded)

Description	Face Amount (000)	Value (000)
Santa Clara Valley, Water District
0.160%, 12/05/12	$4,080	$4,080
University of California
0.150%, 11/06/12	3,400	3,400
Total California
Total Commercial Paper (Cost $96,978)		96,978
Total Investments [95.6%] (Cost $864,072)		$864,072

Percentages are based on Net Assets of $904,167 ($ Thousands).

(A)	Put and Demand Feature — The date reported is the next reset or put date.

(B)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.

(C)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2012.

(D)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

AGM — Assured Guaranty Municipal

COP — Certificate of Participation

FGIC — Financial Guaranty Insurance Company

GO — General Obligation

RB — Revenue Bond

Ser — Series

TRAN — Tax and Revenue Anticipation Note

As of September 30, 2012, all of the Fund’s investments are Level 2.

For the period ended September 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 35

schedule of investments
September 30, 2012
Limited Maturity Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [33.6%]
Banks [18.0%]
ANZ National International
6.200%, 07/19/13	$625	$650
Bank of America
4.875%, 01/15/13	150	152
Barclays Bank, MTN
2.110%, 03/10/17(A)	545	556
Citigroup
6.375%, 08/12/14	1,100	1,197
Commonwealth Bank of Australia, MTN
0.897%, 10/28/13(A) (B)	1,100	1,096
Credit Suisse NY, MTN
5.000%, 05/15/13	1,100	1,129
Goldman Sachs Group
5.125%, 01/15/15	1,100	1,183
JPMorgan Chase
2.000%, 08/15/17	940	948
Morgan Stanley
5.375%, 10/15/15	1,100	1,185
Wachovia
5.750%, 06/15/17	1,100	1,319
Total Banks		9,415
Computer System Design & Services [0.6%]
IBM
4.750%, 11/29/12	165	166
2.100%, 05/06/13	140	142
Total Computer System Design & Services		308
Financial Services [3.5%]
Caterpillar Financial Services, MTN
1.625%, 06/01/17	545	556

Description	Face Amount (000)	Value (000)
General Electric Capital
2.950%, 05/09/16	$1,100	$1,163
John Deere Capital, MTN
5.250%, 10/01/12	150	150
Total Financial Services		1,869
Food, Beverage & Tobacco [4.6%]
Anheuser-Busch InBev Worldwide
5.375%, 11/15/14	1,100	1,210
Bottling Group
6.950%, 03/15/14	1,100	1,201
Total Food, Beverage & Tobacco		2,411
Investment Banker/Broker Dealer [2.2%]
Merrill Lynch, MTN
5.000%, 01/15/15	1,100	1,182
Oil, Gas & Consumable Fuels [2.5%]
ConocoPhillips Canada Funding I
5.625%, 10/15/16	1,100	1,304
Telephones & Telecommunications [2.2%]
AT&T
2.400%, 08/15/16	1,100	1,163
Total Corporate Bonds (Cost $17,395)		17,652
U.S. Government Agency Obligations [31.3%]
FHLB
0.375%, 11/27/13	1,000	1,002
FHLMC
4.375%, 07/17/15	1,800	1,999
2.500%, 04/23/14	1,200	1,242
1.250%, 05/12/17	1,800	1,843
1.000%, 07/30/14	2,000	2,026
1.000%, 09/29/17	940	949
FNMA
5.000%, 03/15/16	1,800	2,077
1.000%, 10/16/17	1,300	1,299
0.500%, 07/02/15	4,000	4,012
Total U.S. Government Agency Obligations (Cost $16,353)		16,449

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 36

schedule of investments
September 30, 2012
Limited Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
U.S. Government Mortgage-Backed Obligations [16.8%]
FHLMC, Pool G12806
5.500%, 09/01/22	$109	$118
FHLMC, Pool G18247
5.000%, 04/01/23	70	75
FHLMC, Pool G18251
5.000%, 05/01/23	105	113
FHLMC, Pool G18321
4.500%, 08/01/24	56	61
FHLMC, Pool J04241
5.500%, 01/01/22	48	53
FHLMC, Pool J04459
5.000%, 03/01/22	61	65
FHLMC, Pool J04508
5.000%, 03/01/22	78	85
FHLMC, Pool J07575
5.000%, 04/01/23	58	63
FHLMC REMIC, Ser 2004-2825, Cl VP
5.500%, 06/15/15	3,286	3,429
FHLMC REMIC, Ser 2012-4077, Cl BA
2.000%, 05/15/42	537	538
FNMA, Pool 837196
5.500%, 02/01/21	126	138
FNMA, Pool 933915
4.500%, 06/01/23	108	117
FNMA, Pool 961783
4.500%, 02/01/23	119	129
FNMA REMIC, Ser 2010-39, Cl PD
3.000%, 06/25/38	1,062	1,078
FNMA REMIC, Ser 2011-79, Cl GC
2.000%, 12/25/22	663	678
FNMA REMIC, Ser 2012-1, Cl AE
1.750%, 12/25/21	514	527
FNMA REMIC, Ser 2012-56, Cl A
7.000%, 11/25/28	422	425
GNMA, Ser 2012-3, Cl AK
3.000%, 01/16/27	1,055	1,114
Total U.S. Government Mortgage-Backed Obligations (Cost $8,732)		8,806

Description	Face Amount (000)	Value (000)
U.S. Treasury Obligations [9.7%]
U.S. Treasury Notes
4.250%, 08/15/15	$1,000	$1,112
2.375%, 09/30/14	1,400	1,460
0.250%, 06/30/14	2,500	2,500
Total U.S. Treasury Obligations (Cost $5,007)		5,072
Municipal Bonds [3.9%]
California [3.9%]
Southern California, Public Power Authority, Ser B, RB, AGM, ETM
6.930%, 05/15/17	1,195	1,514
University of California, RB
1.988%, 12/14/12(A)	545	550
Total California		2,064
Total Municipal Bonds (Cost $1,953)		2,064
Sovereign Debt [2.4%]
Province of Ontario, Canada
1.875%, 11/19/12	125	125
1.600%, 09/21/16	1,100	1,138
Total Sovereign Debt (Cost $1,245)		1,263
Asset-Backed Securities [0.5%]
Mercedes-Benz Auto Receivables Trust, Ser 2009-1, Cl A4
2.430%, 03/15/16	165	166
USAA Auto Owner Trust, Ser 2009-2, Cl A4
2.530%, 07/15/15	115	116
Total Asset-Backed Securities (Cost $280)		282

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 37

schedule of investments
September 30, 2012
Limited Maturity Fixed Income Fund (concluded)

Description	Shares	Value (000)
Short-Term Investments [7.5%]
CNI Government Money Market Fund, Cl I, 0.010% *†	1,953,958	$1,954
SEI Daily Income Trust Government Fund, Cl A, 0.020% *	1,953,958	1,954
Total Short-Term Investments (Cost $3,908)		3,908
Total Investments [105.7%] (Cost $54,873)		$55,496

Percentages are based on Net Assets of $52,488 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2012.

†	Investment in Affiliate.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2012.

(B)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2012, the value of these securities amounted to $1,096 ($ Thousands), representing 2.1% of the net assets of the Fund.

AGM — Assured Guarantee Municipal

Cl — Class

ETM — Escrowed to Maturity

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a list of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$17,652	$—	$17,652
U.S. Government Agency Obligations	—	16,449	—	16,449
U.S. Government Mortgage-Backed Obligations	—	8,806	—	8,806
U.S. Treasury Obligations	—	5,072	—	5,072
Municipal Bonds	—	2,064	—	2,064
Sovereign Debt	—	1,263	—	1,263
Asset-Backed Securities	—	282	—	282
Short-Term Investments	3,908	—	—	3,908
Total Investments in Securities	$3,908	$51,588	$—	$55,496

For the year ended September 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 38

schedule of investments
September 30, 2012
Government Bond Fund

Description	Face Amount (000)	Value (000)
U.S. Government Mortgage-Backed Obligations [50.9%]
FHLB CMO, Ser 2008-1239, Cl I
4.805%, 08/20/15	$2,882	$3,054
FHLMC REMIC, Ser 2006-R009, Cl AJ
5.750%, 12/15/18	84	85
FHLMC REMIC, Ser 2007-R012, Cl AB
5.500%, 12/15/20	289	290
FHLMC REMIC, Ser 2010-3775, Cl MH
4.000%, 12/15/40	6,906	7,535
FHLMC REMIC, Ser 2011-3805, Cl EK
4.000%, 06/15/40	5,559	5,855
FHLMC REMIC, Ser 2011-3806, Cl UP
4.500%, 02/15/41	7,190	7,799
FHLMC REMIC, Ser 2012-4020, Cl EJ
3.000%, 02/15/42	4,665	4,854
FHLMC REMIC, Ser 2012-4077, Cl BA
2.000%, 05/15/42	8,024	8,048
FNMA, Pool 735288
5.000%, 03/01/35	6,320	6,939
FNMA ARM
2.758%, 03/01/34(A)	258	276
FNMA REMIC, Ser 2011-144, Cl CE
1.250%, 06/25/35	1,505	1,502
FNMA REMIC, Ser 2011-79, Cl GC
2.000%, 12/25/22	5,533	5,655
FNMA REMIC, Ser 2011-99, Cl AV
4.000%, 08/25/24	7,513	8,155
FNMA REMIC, Ser 2012-32, Cl DE
3.000%, 12/25/26	7,627	7,960
FNMA REMIC, Ser 2012-56, Cl A
7.000%, 11/25/28	2,110	2,126

Description	Face Amount (000)	Value (000)
GNMA, Pool 329656
8.000%, 08/15/22	$9	$11
GNMA, Pool 376533
7.500%, 06/15/24	2	3
GNMA, Pool 398660
7.500%, 05/15/26	3	3
GNMA, Pool 497411
6.000%, 01/15/29	5	6
GNMA, Pool 571376
7.000%, 12/15/16	6	7
GNMA, Pool 584992
7.500%, 04/15/32	29	32
GNMA, Ser 2012-43, Cl HA
3.500%, 06/20/40	7,864	8,367
GNMA ARM (A)
1.750%, 04/20/35	377	393
1.625%, 08/20/35	78	80
GNMA CMO, Ser 2010-87, Cl NE
3.000%, 09/20/38	6,480	6,738
GNMA CMO, Ser 2010-99, Cl XJ
3.500%, 08/20/39	6,752	7,189
Total U.S. Government Mortgage-Backed Obligations (Cost $92,019)		92,962
U.S. Government Agency Obligations [42.4%]
Egypt Government AID Bond
4.450%, 09/15/15	8,000	8,934
FAMC, MTN
3.250%, 06/25/14	7,000	7,337
FFCB
1.875%, 12/07/12	8,000	8,025
FHLB
3.250%, 09/12/14	3,000	3,173
1.000%, 06/09/17	7,000	7,066
0.683%, 04/08/14(A)	8,000	8,053
FHLMC
1.000%, 09/29/17	4,000	4,041
FNMA
1.000%, 10/16/17	7,000	6,994
Israel Government AID Bond
4.115%, 05/15/20(B)	15,528	13,626
Tennessee Valley Authority, Ser E
6.250%, 12/15/17	8,000	10,197
Total U.S. Government Agency Obligations (Cost $73,928)		77,446

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 39

schedule of investments
September 30, 2012
Government Bond Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
U.S. Treasury Obligations [5.3%]
U.S. Treasury Notes
1.375%, 11/30/15	$5,500	$5,678
1.250%, 02/15/14	4,000	4,056
Total U.S. Treasury Obligations (Cost $9,477)		9,734
Short-Term Investments [5.0%]
CNI Charter Government Money Market Fund, Cl I, 0.010%*†	4,541,763	4,542
SEI Daily Income Trust Government Fund, Cl A, 2.070%*	4,541,763	4,542
Total Short-Term Investments (Cost $9,084)		9,084
Total Investments [103.6%] (Cost $184,508)		$189,226

Percentages are based on Net Assets of $182,593 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2012.

†	Investment in Affiliate.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2012.

(B)	Zero coupon security. The rate reported is the effective yield at time of purchase.

AID — Agency for International Development

ARM — Adjustable Rate Mortgage

Cl — Class

CMO — Collateralized Mortgage Obligation

FAMC — Federal Agriculture Mortgage Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Mortgage-Backed Obligations	$—	$92,962	$—	$92,962
U.S. Government Agency Obligations	—	77,446	—	77,446
U.S. Treasury Obligations	—	9,734	—	9,734
Short-Term Investments	9,084	—	—	9,084
Total Investments in Securities	$9,084	$180,142	$—	$189,226

For the period ended September 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 40

schedule of investments
September 30, 2012
Corporate Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [90.8%]
Aerospace & Defense [1.5%]
United Technologies
0.918%, 06/01/15(A)	$2,000	$2,024
Banks [12.9%]
Barclays Bank, MTN
2.110%, 03/10/17(A)	1,950	1,989
Citigroup
5.850%, 08/02/16	980	1,106
5.500%, 02/15/17	250	277
Citigroup Funding, FDIC Insured
2.250%, 12/10/12	2,500	2,510
Countrywide Financial
6.250%, 05/15/16	1,200	1,309
Credit Suisse USA
5.500%, 08/15/13	1,250	1,301
Deutsche Bank, MTN
3.875%, 08/18/14	853	896
JPMorgan Chase
6.000%, 10/01/17	2,390	2,828
JPMorgan Chase, FDIC Insured
2.125%, 12/26/12	2,500	2,512
Nordea Bank
2.250%, 03/20/15(B)	500	509

Description	Face Amount (000)	Value (000)
Wachovia Bank, MTN
4.800%, 11/01/14	$2,179	$2,343
Total Banks		17,580
Communication & Media [1.0%]
Comcast Cable Communications Holdings
8.375%, 03/15/13	160	166
Time Warner Cable
5.850%, 05/01/17	1,000	1,191
Total Communication & Media		1,357
Computer System Design & Services [3.8%]
Cisco Systems
5.500%, 02/22/16	1,250	1,452
Dell
5.625%, 04/15/14	1,000	1,073
2.300%, 09/10/15	1,000	1,039
Hewlett-Packard
6.125%, 03/01/14	1,470	1,567
Total Computer System Design & Services		5,131
Diversified Minerals [1.7%]
Teck Resources
3.150%, 01/15/17	1,250	1,300
2.500%, 02/01/18	1,000	1,004
Total Diversified Minerals		2,304
Diversified Operations [2.1%]
3M, MTN
4.375%, 08/15/13	500	518
Siemens Financieringsmaatschappij
5.750%, 10/17/16(B)	2,000	2,356
Total Diversified Operations		2,874
Electric Utilities [1.8%]
Commonwealth Edison
6.950%, 07/15/18	1,000	1,222
Exelon
4.900%, 06/15/15	1,138	1,251
Total Electric Utilities		2,473

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 41

schedule of investments
September 30, 2012
Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Electrical Services [1.8%]
Alabama Power
4.850%, 12/15/12	$1,380	$1,392
American Electric Power
5.250%, 06/01/15	986	1,074
Total Electrical Services		2,466
Financial Services [20.2%]
Ally Financial, FDIC Insured
2.200%, 12/19/12	2,500	2,511
American Express Credit, MTN
2.800%, 09/19/16	2,600	2,765
Caisse Centrale Desjardins du Quebec
2.650%, 09/16/15(B)	3,000	3,143
CME Group
5.400%, 08/01/13	95	99
Daimler Finance North America (B)
2.300%, 01/09/15	1,350	1,385
1.875%, 09/15/14	1,000	1,015
Ford Motor Credit
8.000%, 12/15/16	1,000	1,195
General Electric Capital
2.150%, 01/09/15	3,000	3,088
General Electric Capital, FDIC Insured, MTN
2.625%, 12/28/12	2,770	2,787
Harley-Davidson Financial Services, MTN
3.875%, 03/15/16(B)	1,000	1,072
HSBC Finance
5.250%, 04/15/15	1,250	1,350
John Deere Capital, MTN
1.250%, 12/02/14	2,000	2,031
Nissan Motor Acceptance, MTN
1.950%, 09/12/17(B)	2,000	2,018
VW Credit, MTN
1.875%, 10/13/16	3,000	3,033
Total Financial Services		27,492
Food, Beverage & Tobacco [3.6%]
Anheuser-Busch InBev Worldwide
5.375%, 11/15/14	1,195	1,315
Bottling Group
6.950%, 03/15/14	1,000	1,092
5.500%, 04/01/16	1,000	1,158
4.625%, 11/15/12	435	437

Description	Face Amount (000)	Value (000)
Dr Pepper Snapple Group
2.900%, 01/15/16	$1,000	$1,059
Total Food, Beverage & Tobacco		5,061
Household Furniture & Fixtures [0.4%]
Newell Rubbermaid
2.000%, 06/15/15	500	507
Internet Security [0.7%]
Symantec
2.750%, 09/15/15	1,000	1,034
Investment Banker/Broker Dealer [5.4%]
Goldman Sachs Group
5.625%, 01/15/17	1,700	1,874
Jefferies Group
8.500%, 07/15/19	870	998
Macquarie Group
6.000%, 01/14/20(B)	2,000	2,143
Morgan Stanley, MTN
6.250%, 08/28/17	2,000	2,269
Total Investment Banker/Broker Dealer		7,284
Medical Products & Services [2.3%]
Teva Pharmaceutical Finance IV
1.700%, 11/10/14	3,000	3,069
Metal-Copper [0.7%]
Freeport-McMoRan Copper & Gold
1.400%, 02/13/15	1,000	1,007
Petroleum & Fuel Products [9.7%]
BP Capital Markets
5.250%, 11/07/13	2,000	2,103
ConocoPhillips Canada Funding I
5.625%, 10/15/16	2,000	2,371
Kinder Morgan Energy Partners
6.000%, 02/01/17	1,000	1,175
Shell International Finance
3.250%, 09/22/15	2,500	2,701
Spectra Energy
5.500%, 03/01/14	615	651
Total Capital International
1.500%, 02/17/17	2,980	3,033

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 42

schedule of investments
September 30, 2012
Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Transocean
6.000%, 03/15/18	$1,000	$1,168
Total Petroleum & Fuel Products		13,202
Real Estate Investment Trusts [4.3%]
HCP
5.650%, 12/15/13	500	528
5.625%, 05/01/17	500	567
Health Care REIT
4.700%, 09/15/17	1,000	1,104
Kimco Realty
6.875%, 10/01/19	1,080	1,324
Simon Property Group
6.100%, 05/01/16	2,000	2,307
Total Real Estate Investment Trusts		5,830
Retail [7.7%]
Kroger
5.500%, 02/01/13	450	457
Lowe's
6.100%, 09/15/17	3,000	3,654
McDonald's, MTN
0.750%, 05/29/15	1,000	1,010
Penske Truck Leasing PTL Finance (B)
3.750%, 05/11/17	750	769
3.125%, 05/11/15	500	512
Tesco
2.000%, 12/05/14(B)	2,000	2,039
Wal-Mart Stores
2.875%, 04/01/15	2,000	2,119
Total Retail		10,560
Telephones & Telecommunications [9.2%]
AT&T
5.100%, 09/15/14	2,000	2,174
2.400%, 08/15/16	1,870	1,978
Motorola Solutions
6.000%, 11/15/17	1,000	1,194
Telefonica Emisiones
6.421%, 06/20/16	1,000	1,056
Verizon Communications
5.550%, 02/15/16	2,195	2,540
Vivendi
3.450%, 01/12/18(B)	1,000	1,019

Description	Face Amount (000)	Value (000)
Vodafone Group
5.000%, 09/15/15	$2,250	$2,528
Total Telephones & Telecommunications		12,489
Total Corporate Bonds (Cost $118,850)		123,744
U.S. Government Mortgage-Backed Obligations [2.4%]
FNMA REMIC, Ser 2002-56, Cl MC
5.500%, 09/25/17	209	226
GNMA REMIC, Ser 2012-3, Cl AK
3.000%, 01/16/27	2,856	3,017
Total U.S. Government Mortgage-Backed Obligations (Cost $3,225)		3,243
Unaffiliated Registered Investment Company [1.9%]
Vanguard High-Yield Corporate Fund	427,350	2,573
Total Registered Investment Company (Cost $2,500)		2,573
Sovereign Debt [1.1%]
Korea National Oil
2.875%, 11/09/15(B)	1,000	1,040
United Mexican States, MTN
5.875%, 01/15/14	450	476
Total Sovereign Debt (Cost $1,451)		1,516
U.S. Treasury Obligation [0.5%]
U.S. Treasury Inflation Protection Security
2.000%, 01/15/14	620	647
Total U.S. Treasury Obligation (Cost $624)		647
Municipal Bond [0.1%]
California [0.1%]
California State, GO
5.700%, 11/01/21	185	209
Total Municipal Bond (Cost $188)		209
See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 43

schedule of investments
September 30, 2012
Corporate Bond Fund (concluded)

Description	Shares	Value (000)
Short-Term Investments [2.1%]
CNI Prime Money Market Fund, Cl I, 0.030%*†	1,412,639	$1,413
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.070%*	1,412,639	1,413
Total Short-Term Investments (Cost $2,825)		2,826
Total Investments [98.9%] (Cost $129,663)		$134,758

Percentages are based on Net Assets of $136,322 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2012.

†	Investment in Affiliate.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2012.

(B)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2012, the value of these securities amounted to $19,020 ($ Thousands), representing 14.0% of the net assets of the Fund.

Cl — Class

FDIC Insured — Federal Depositary Insurance Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$123,744	$—	$123,744
U.S. Government Mortgage-Backed Obligations	—	3,243	—	3,243
Unaffiliated Registered Investment Company	2,573	—	—	2,573
Sovereign Debt	—	1,516	—	1,516
U.S. Treasury Obligation	—	647	—	647
Municipal Bond	—	209	—	209
Short-Term Investments	2,826	—	—	2,826
Total Investments in Securities	$5,399	$129,359	$—	$134,758

For the period ended September 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 44

schedule of investments
September 30, 2012
California Tax Exempt Bond Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [99.0%]
Arizona [1.4%]
Arizona State, School Facilities Board, Ser C, COP, AGM
Callable 09/01/14 @ 100
5.000%, 09/01/15	$750	$805
California [93.2%]
Azusa, Redevelopment Agency, Mortgage-Backed Securities Program, Ser A, RB, FNMA, ETM
6.875%, 10/01/12	200	200
Bay Area, Infrastructure Financing Authority, State Payment Acceleration Project, RB, NATL-RE FGIC
Callable 08/01/14 @ 100
5.000%, 08/01/17	860	923
California State Public Works Board, Ser G-1, RB
Callable 10/01/19 @ 100
5.250%, 10/01/23	250	291
California State, Economic Recovery Authority, Ser A, GO, NATL-RE
Callable 07/01/14 @ 100
5.000%, 07/01/15	965	1,043
California State, Economic Recovery Authority, Ser B, GO
4.000%, 07/01/23(A)	750	792

Description	Face Amount (000)	Value (000)
California State, Educational Facilities Authority, Loyola Marymount, RB
4.000%, 10/01/13	$500	$517
California State, Educational Facilities Authority, Stanford University Project, Ser T-4, RB
5.000%, 03/15/14	350	374
California State, GO
Callable 03/01/15 @ 100
5.000%, 03/01/16	1,500	1,654
California State, GO
Callable 11/02/12 @ 100
5.000%, 02/01/18	175	176
California State, GO
4.000%, 02/01/18	1,000	1,141
California State, GO
5.000%, 09/01/20	1,000	1,223
California State, GO
5.000%, 09/01/21(C)	1,200	1,471
California State, GO
Callable 11/01/20 @ 100
5.000%, 11/01/22	1,025	1,222
California State, GO
Callable 09/01/21 @ 100
5.250%, 09/01/25	900	1,092
California State, Health Facilities Financing Authority, Ser A, RB
5.000%, 10/01/15	450	505
California State, Health Facilities Financing Authority, Ser A, RB
5.500%, 08/15/17	500	604
California State, Health Facilities Financing Authority, Ser A, RB
5.000%, 07/01/18	500	585
California State, Health Facilities Financing Authority, Ser A, RB
5.500%, 08/15/18	125	154
California State, Health Facilities Financing Authority, Stanford Hospital, Ser A, RB
Pre-Refunded @ 100
5.000%, 11/15/13(B)	1,000	1,053
California State, Public Works Board, Department of Corrections-Administration Project, Ser A, RB, AMBAC
Callable 11/02/12 @ 100
5.250%, 03/01/18	155	155

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 45

schedule of investments
September 30, 2012
California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Public Works Board, Department of Corrections-State Prisons, Ser A, RB, AMBAC
5.000%, 12/01/19	$850	$943
California State, Public Works Board, Department of Mental Health Project, Ser A, RB
5.250%, 06/01/13	200	206
California State, Public Works Board, Ser A, RB
4.000%, 04/01/17	500	555
California State, Public Works Board, State Prisons, Ser C, RB
5.000%, 10/01/16	1,000	1,146
California State, Public Works Board, University of California Project, Ser C-1, RB
Callable 03/01/20 @ 100
5.000%, 03/01/21	660	804
California State, Public Works Board, University of California Research Project, Ser L, RB, NATL-RE
Callable 11/01/15 @ 100
5.250%, 11/01/16	1,000	1,147
California Statewide, Communities Development Authority, Kaiser Permanente, Ser A, RB
5.000%, 04/01/19	200	238
California Statewide, Communities Development Authority, Kaiser Permanente, Ser B, RB
3.900%, 08/01/31(A)	625	659
California Statewide, Communities Development Authority, Ser A, RB
5.000%, 08/15/18	200	240
Carlsbad, Public Financing Authority, Municipal Golf Course Project, Ser A, RB, AMBAC
4.500%, 09/01/16	350	394
Castaic Lake, Water Agency, 1999 Project, Ser A, COP, AMBAC
Callable 08/01/16 @ 100
5.000%, 08/01/22	275	306
Castaic Lake, Water Agency, Water Systems Improvement Project, Ser A, COP, NATL-RE
7.000%, 08/01/13	300	315

Description	Face Amount (000)	Value (000)
El Camino, Hospital District, GO, NATL-RE
Callable 02/01/17 @ 100
5.000%, 08/01/20	$500	$552
El Dorado, Irrigation District, Ser A, RB, AGM
4.500%, 03/01/19	500	579
Gilroy, Unified School District, GO
3.624%, 04/01/13(D)	500	499
Gilroy, Unified School District, GO, NATL-RE FGIC
Callable 08/01/13 @ 100
5.250%, 08/01/19	800	831
Golden State, Tobacco Settlement, Enhanced-Asset Backed, Ser A, RB, AMBAC
Callable 10/18/12 @ 100
5.000%, 06/01/20	500	501
Jefferson, Unified High School District, Ser A, GO, NATL-RE FGIC
5.000%, 08/01/14	200	212
Los Angeles County Metropolitan Transportation Authority, RB
Callable 07/01/19 @ 100
5.000%, 07/01/23	350	424
Los Angeles County, Metropolitan Transportation Authority, Proposition C, Ser A, RB, NATL-RE
Callable 07/01/14 @ 100
5.000%, 07/01/16	200	217
Los Angeles County, Sanitation Districts Financing Authority, Capital Projects (District #14), Sub-Ser B, RB, NATL-RE FGIC
3.750%, 10/01/14	175	186
Los Angeles, Department of Water & Power, Power Systems Project, Sub-Ser A-2, RB, AGM
Callable 07/01/15 @ 100
5.000%, 07/01/25	1,000	1,115
Los Angeles, Municipal Improvement Authority, Capital Equipment, Ser A, RB
4.000%, 11/01/19	575	636
Los Angeles, Municipal Improvement Authority, Central Library Project, Ser A, RB, NATL-RE
Callable 11/02/12 @ 100
5.500%, 06/01/18	500	502

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 46

schedule of investments
September 30, 2012
California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Los Angeles, Municipal Improvement Authority, Real Property, Ser E, RB
5.000%, 09/01/15	$275	$306
Los Angeles, Municipal Improvement Authority, Ser C, RB
4.000%, 09/01/16	500	548
Los Angeles, Unified School District, COP, AMBAC
5.000%, 10/01/12	750	750
Los Angeles, Unified School District, Ser A-1, GO, NATL-RE
Callable 07/01/14 @ 100
5.000%, 07/01/17	165	179
Los Angeles, Unified School District, Ser I, GO
Callable 07/01/19 @ 100
5.250%, 07/01/23	1,000	1,187
Los Angeles, Wastewater Systems Authority, Ser A, RB
5.000%, 06/01/14	825	889
Modesto Irrigation District, Ser A, RB
5.000%, 07/01/21	310	377
Modesto, Irrigation District, Ser A, RB
5.000%, 07/01/17	1,000	1,173
Mount San Antonio, Community College District, GO
3.280%, 05/01/15(D)	635	621
Mountain View School District Community Facilities District, GO, NATL-RE
1.997%, 08/01/16(D)	100	91
M-S-R Public Power Agency, Sub-Ser L, RB, AGM
5.000%, 07/01/18	500	595
Orange County, Public Financing Authority, RB, NATL-RE
5.000%, 07/01/17	1,050	1,228
Orange County, Sanitation District, Ser A, COP
3.000%, 02/01/17	500	552
Port of Oakland, Ser B, RB, NATL-RE
Callable 11/01/17 @ 100
5.000%, 11/01/23	500	551
Port of Oakland, Ser C, RB, NATL-RE
5.000%, 11/01/15	450	500

Description	Face Amount (000)	Value (000)
Riverside County, Ser A, COP, AMBAC
5.000%, 11/01/17	$1,600	$1,852
Sacramento, Area Flood Control Agency, Ser A, SAB, NATL-RE FGIC
Callable 10/01/17 @ 100
5.000%, 10/01/21	400	464
Sacramento, City Financing Authority, EPA Building Project, Ser A, RB, AMBAC
Callable 11/02/12 @ 100
4.750%, 05/01/17	525	526
Sacramento, Municipal Utility District, Ser T, RB, NATL-RE FGIC
Pre-Refunded @ 100
5.250%, 05/15/14(B)	690	745
Sacramento, Municipal Utility District, Ser T, RB, NATL-RE FGIC
Callable 05/15/14 @ 100
5.250%, 05/15/22	115	123
Sacramento, Unified School District, Election of 2002, GO, NATL-RE
Callable 07/01/15 @ 100
5.000%, 07/01/18	300	332
San Diego, Public Facilities Financing Authority Sewer Revenue, Ser A, RB
Callable 05/15/20 @ 100
5.250%, 05/15/24	500	614
San Diego, Public Facilities Financing Authority, Ser B, RB
5.000%, 05/15/14	750	806
San Francisco California Public Utilities Commission Water Revenue, Ser D, RB
4.000%, 11/01/19	1,000	1,175
San Francisco California Public Utilities Commission Water Revenue, Sub-Ser A, RB
5.000%, 11/01/20	250	316
San Francisco City & County, Airports Commission, Ser B, RB
5.000%, 05/01/17	495	579
San Francisco City & County, Finance, RB, NATL-RE
Callable 07/01/14 @ 100
3.750%, 07/01/18	500	519

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 47

schedule of investments
September 30, 2012
California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
San Francisco City & County, Multiple Capital Improvement Projects, Ser B, COP
Callable 04/01/19 @ 100
5.000%, 04/01/22	$735	$856
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA
5.000%, 08/01/17	540	595
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA, NATL-RE FGIC
5.250%, 08/01/13	500	519
San Francisco City & County, Redevelopment Agency, Redevelopment Projects, Ser B, TA, NATL-RE FGIC
Callable 08/01/13 @ 100
5.250%, 08/01/18	600	616
San Francisco, Bay Area Transit Financing Authority, Ser A, RB, NATL-RE
Callable 07/01/15 @ 100
5.000%, 07/01/24	550	599
San Mateo, Unified High School District, GO
1.054%, 02/15/15(D)	1,000	980
Santa Clara County Financing Authority, RB
5.000%, 02/01/20	500	599
Santa Margarita, Dana Point Authority, Improvement Districts 3-3A-4-4A, Ser A, RB, AMBAC
Callable 08/01/14 @ 100
5.000%, 08/01/15	290	314
Santa Monica, Public Financing Authority, Ser A, RB
5.000%, 06/01/21	580	726
Southern California, Public Power Authority, Subordinated Southern Transmission Project, Ser A, RB
5.000%, 07/01/17	1,200	1,435
University of California, Regents Medical Center, Ser E, RB
Callable 05/15/17 @ 101
5.000%, 05/15/21	250	286
University of California, Ser A, RB, AMBAC
Pre-Refunded @ 100
5.125%, 05/15/13(B)	40	41

Description	Face Amount (000)/Shares	Value (000)
University of California, Ser A, RB, AMBAC
Callable 05/15/13 @ 100
5.125%, 05/15/15	$470	$484
Total California		54,030
Illinois [0.6%]
Cook County, Forest Preservation District, GO, AMBAC
Pre-Refunded @ 100
5.250%, 11/15/14(B)	300	331
New York [0.7%]
New York State, Local Assistance Correction Authority, Ser E, RB
6.000%, 04/01/14	370	390
Washington [1.9%]
Central Puget Sound, Regional Transit Authority, Ser A, RB, AMBAC
Pre-Refunded @ 100
5.000%, 05/01/15(B)	1,000	1,120
Puerto Rico [1.2%]
Puerto Rico, Sales Tax Financing, Sub-Ser A, RB, ETM
4.000%, 08/01/16	130	148
Puerto Rico, Sales Tax Financing, Sub-Ser A, RB
4.000%, 08/01/16	475	514
Total Puerto Rico		662
Total Municipal Bonds (Cost $55,002)		57,338
Short-Term Investment [2.6%]
CNI Charter California Tax Exempt Money Market Fund, Cl I, 0.010%*†	1,498,903	1,499
Total Short-Term Investment (Cost $1,499)		1,499
Total Investments [101.6%] (Cost $56,501)		$58,837

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 48

schedule of investments
September 30, 2012
California Tax Exempt Bond Fund (concluded)

Percentages are based on Net Assets of $57,933 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2012.

†	Investment in Affiliate.

(A)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2012.

(B)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(C)	Security is held in conjunction with a letter of credit from a major bank or financial institution.

(D)	Zero coupon security. The rate reported is the effective yield at time of purchase.

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Company

Cl — Class

COP — Certificate of Participation

ETM — Escrowed to Maturity

FGIC — Financial Guaranty Insurance Company

FNMA — Federal National Mortgage Association

GO — General Obligation

NATL-RE — National Public Finance Guarantee Corporation

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

TA — Tax Allocation

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$57,338	$—	$57,338
Short-Term Investment	1,499	—	—	1,499
Total Investments in Securities	$1,499	$57,338	$—	$58,837

For the period ended September 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 49

schedule of investments
September 30, 2012
Full Maturity Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [40.9%]
Agriculture [0.2%]
Bunge NA Finance
5.900%, 04/01/17	$100	$114
Automotive [0.5%]
Johnson Controls
5.500%, 01/15/16	100	115
Volkswagen International Finance
2.375%, 03/22/17 (A)	125	130
Total Automotive		245
Banks [10.8%]
Bank of America
10.200%, 07/15/15	100	116
Bank of America, MTN
7.375%, 05/15/14	175	192
Barclays Bank
5.125%, 01/08/20	100	112
BB&T, MTN
1.600%, 08/15/17	355	361
Capital One Financial
7.375%, 05/23/14	100	110
Citigroup
6.375%, 08/12/14	180	196
Commonwealth Bank of Australia
5.000%, 10/15/19 (A)	150	172
Credit Suisse NY, MTN
5.300%, 08/13/19	150	176
Deutsche Bank, MTN
3.450%, 03/30/15	100	106
Dresdner Bank - New York
7.250%, 09/15/15	150	159

Description	Face Amount (000)	Value (000)
Fifth Third Bancorp
3.625%, 01/25/16	$180	$194
Goldman Sachs Group
3.625%, 02/07/16	355	374
ING Bank
3.750%, 03/07/17 (A)	200	211
JPMorgan Chase
4.650%, 06/01/14	335	355
4.250%, 10/15/20	150	164
KeyBank
5.800%, 07/01/14	150	161
KeyCorp, MTN
3.750%, 08/13/15	90	97
Kookmin Bank
7.250%, 05/14/14 (A)	100	109
PNC Funding
4.250%, 09/21/15	325	356
3.000%, 05/19/14	125	130
Sumitomo Mitsui Banking
3.150%, 07/22/15 (A)	200	210
SunTrust Banks
6.000%, 09/11/17	119	139
US Bancorp, MTN
1.650%, 05/15/17	345	353
Wells Fargo
3.625%, 04/15/15	125	134
Wells Fargo, MTN
2.100%, 05/08/17	325	336
Total Banks		5,023
Cable/Media [1.0%]
DIRECTV Holdings
3.500%, 03/01/16	180	192
TCI Communications
7.875%, 08/01/13	75	79
Time Warner Cable
4.125%, 02/15/21	180	199
Total Cable/Media		470
Chemicals [0.4%]
Dow Chemical
2.500%, 02/15/16	185	193

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 50

schedule of investments
September 30, 2012
Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Computer System Design & Services [0.7%]
Hewlett-Packard
4.650%, 12/09/21	$150	$156
2.125%, 09/13/15	190	193
Total Computer System Design & Services		349
Drugs [0.6%]
Teva Pharmaceutical
5.550%, 02/01/16	75	86
Wyeth
5.500%, 02/15/16	160	185
Total Drugs		271
Electronic Compo-Semicon [0.3%]
Texas Instruments
1.650%, 08/03/19	150	151
Energy [1.8%]
Carolina Power & Light
5.150%, 04/01/15	80	88
Exelon
5.625%, 06/15/35	75	85
Exelon Generation
4.250%, 06/15/22 (A)	100	106
Korea Electric Power
7.750%, 04/01/13	95	98
6.750%, 08/01/27	75	93
PPL Energy Supply, Ser A
5.700%, 10/15/15	75	82
Trans-Allegheny Interstate Line
4.000%, 01/15/15 (A)	100	105
Virginia Electric and Power
8.875%, 11/15/38	100	172
Total Energy		829
Finance Auto Loans [0.2%]
Toyota Motor Credit, MTN
2.000%, 09/15/16	100	104
Financial Services [3.5%]
American Express Credit, MTN
7.300%, 08/20/13	180	191
Associates Corp of North America
6.950%, 11/01/18	150	180
Bank of New York Mellon, MTN
3.100%, 01/15/15	175	185

Description	Face Amount (000)	Value (000)
General Electric Capital, MTN
6.000%, 08/07/19	$125	$152
4.375%, 09/16/20	150	165
2.250%, 11/09/15	350	363
HSBC Finance
6.676%, 01/15/21 (A)	83	96
National Rural Utilities Cooperative Finance
10.375%, 11/01/18	125	185
UFJ Finance Aruba
6.750%, 07/15/13	125	131
Total Financial Services		1,648
Food, Beverage & Tobacco [1.1%]
General Mills
5.650%, 02/15/19	80	97
Kraft Foods
6.500%, 08/11/17	155	191
PepsiCo
3.125%, 11/01/20	220	237
Total Food, Beverage & Tobacco		525
Gas-Distribution [0.2%]
KeySpan
8.000%, 11/15/30	50	69
Insurance [2.4%]
Manulife Financial
3.400%, 09/17/15	198	207
MetLife
5.000%, 06/15/15	175	194
Metropolitan Life Global Funding I
3.875%, 04/11/22 (A)	125	136
Protective Life
4.300%, 06/01/13	100	102
Prudential Financial, MTN
6.200%, 01/15/15	160	177
5.375%, 06/21/20	170	197
Travelers
3.900%, 11/01/20	120	136
Total Insurance		1,149

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 51

schedule of investments
September 30, 2012
Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Insurance Brokers [0.6%]
Aon
3.500%, 09/30/15	$200	$212
Marsh & McLennan
5.750%, 09/15/15	79	88
Total Insurance Brokers		300
Invest Mgmnt/Advis Serv [0.4%]
BlackRock
3.500%, 12/10/14	170	181
Investment Banker/Broker Dealer [1.6%]
Goldman Sachs Group
5.150%, 01/15/14	75	79
Jefferies Group
6.450%, 06/08/27	100	102
Morgan Stanley
5.300%, 03/01/13	190	193
4.750%, 04/01/14	75	78
Morgan Stanley, MTN
6.625%, 04/01/18	100	115
TD Ameritrade Holding
4.150%, 12/01/14	180	192
Total Investment Banker/Broker Dealer		759
Medical Products [0.2%]
Zimmer Holdings
4.625%, 11/30/19	75	86
Medical-HMO [0.4%]
UnitedHealth Group
4.750%, 02/10/14	40	42
4.700%, 02/15/21	125	146
Total Medical-HMO		188
Metal-Copper [0.3%]
Freeport-McMoRan Copper
2.150%, 03/01/17	120	121
Metals & Mining [0.4%]
Rio Tinto Finance USA
6.500%, 07/15/18	100	124
Vale Overseas
6.875%, 11/21/36	100	116
Total Metals & Mining		240

Description	Face Amount (000)	Value (000)
Multi-Media [1.6%]
CBS
3.375%, 03/01/22	$185	$193
Time Warner
7.700%, 05/01/32	150	211
5.875%, 11/15/16	160	190
Viacom
6.250%, 04/30/16	125	146
Total Multi-Media		740
Networking Products [0.3%]
Cisco Systems
5.500%, 01/15/40	100	128
Oil, Gas & Consumable Fuels [2.2%]
BP Capital Markets
3.200%, 03/11/16	100	107
3.125%, 10/01/15	345	369
Husky Energy
3.950%, 04/15/22	150	161
Marathon Oil
6.000%, 10/01/17	150	184
Petrobras International Finance
3.875%, 01/27/16	100	106
Total Capital International
1.500%, 02/17/17	100	102
Total Oil, Gas & Consumable Fuels		1,029
Petroleum & Fuel Products [1.9%]
Anadarko Finance
7.500%, 05/01/31	150	201
DCP Midstream
9.750%, 03/15/19 (A)	114	147
Energy Transfer Partners
6.625%, 10/15/36	75	85
Enterprise Products Operating
3.700%, 06/01/15	125	134
Kinder Morgan Energy Partners
5.300%, 09/15/20	125	146
ONEOK
4.250%, 02/01/22	100	108
ONEOK Partners
2.000%, 10/01/17	80	81
Total Petroleum & Fuel Products		902

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 52

schedule of investments
September 30, 2012
Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Pharmacy Services [0.4%]
Aristotle Holding
3.500%, 11/15/16 (A)	$150	$162
Property Trust [0.3%]
WEA Finance
7.500%, 06/02/14 (A)	125	138
REITS-Health Care [0.4%]
Health Care
4.950%, 01/15/21	180	197
REITS-Office Property [0.4%]
Boston Properties
5.875%, 10/15/19	165	197
REITS-Regional Malls [0.8%]
Simon Property Group
2.150%, 09/15/17	350	362
Retail [1.2%]
Home Depot
5.400%, 03/01/16	315	364
Lowe's
5.000%, 10/15/15	165	186
Total Retail		550
Retail-Regnl Dept Store [0.4%]
Macy's Retail Holdings
5.900%, 12/01/16	165	193
Telephones & Telecommunications [3.2%]
AT&T
5.600%, 05/15/18	310	380
British Telecommunications
9.625%, 12/15/30	100	163
Deutsche Telekom International Finance
8.750%, 06/15/30	75	113
6.000%, 07/08/19	50	60
GTE
6.840%, 04/15/18	100	126
New Cingular Wireless Services
8.750%, 03/01/31	75	120
Telecom Italia Capital
7.200%, 07/18/36	75	74
Telefonica Emisiones
6.421%, 06/20/16	75	79

Description	Face Amount (000)	Value (000)
Verizon Communications
3.000%, 04/01/16	$345	$372
Total Telephones & Telecommunications		1,487
Waste Disposal [0.2%]
Waste Management
2.600%, 09/01/16	100	105
Total Corporate Bonds (Cost $17,981)		19,205
U.S. Government Mortgage-Backed Obligations [21.8%]
FHLMC, Pool A93505
4.500%, 08/01/40	102	110
FHLMC, Pool A93996
4.500%, 09/01/40	133	144
FHLMC, Pool C03490
4.500%, 08/01/40	742	800
FHLMC, Pool C20300
6.500%, 01/01/29	6	7
FHLMC, Pool E01280
5.000%, 12/01/17	11	12
FHLMC, Pool G04222
5.500%, 04/01/38	75	81
FHLMC, Pool G04913
5.000%, 03/01/38	230	249
FHLMC, Pool G08003
6.000%, 07/01/34	46	51
FHLMC, Pool G11431
6.000%, 02/01/18	8	8
FHLMC, Pool G11880
5.000%, 12/01/20	36	39
FHLMC, Pool G18124
6.000%, 06/01/21	26	29
FHLMC, Pool J19197
3.000%, 05/01/27	266	281
FHLMC, Pool Q08998
3.500%, 06/01/42	271	292
FHLMC ARM (B)
2.778%, 01/01/35	12	13
2.754%, 01/01/35	7	8
2.620%, 12/01/34	21	22
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2011-K704, Cl A2
2.412%, 08/25/18	400	424
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2012-K705, Cl A2
2.303%, 09/25/18	200	212

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 53

schedule of investments
September 30, 2012
Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2012-K706, Cl A2
2.323%, 10/25/18	$150	$159
FHLMC Multifamily Structured Pass-Through Certificates, Ser 2012-K708, Cl A2
2.130%, 01/25/19	300	314
FHLMC REMIC, Ser 2007-R010, Cl VA
5.500%, 04/15/17	77	79
FHLMC REMIC, Ser 2804, Cl VC
5.000%, 07/15/21	124	137
FHLMC REMIC, Ser 3132, Cl MA
5.500%, 12/15/23	1	1
FHLMC REMIC, Ser R003, Cl VA
5.500%, 08/15/16	85	86
FHLMC REMIC, Ser R009, Cl AJ
5.750%, 12/15/18	2	2
FHLMC REMIC, Ser R010, Cl AB
5.500%, 12/15/19	24	24
FNMA REMIC, Ser 136, Cl PK
6.000%, 08/25/22	12	13
FNMA REMIC, Ser 33, Cl LD
4.250%, 09/25/22	21	21
FNMA Whole Loan, Ser W6, Cl 1A6
5.500%, 07/25/34	35	36
FNMA, Pool 252570
6.500%, 07/01/29	11	13
FNMA, Pool 253183
7.500%, 04/01/30	1	1
FNMA, Pool 253398
8.000%, 08/01/30	4	5
FNMA, Pool 254510
5.000%, 11/01/17	16	17
FNMA, Pool 254545
5.000%, 12/01/17	31	34
FNMA, Pool 254685
5.000%, 04/01/18	26	28
FNMA, Pool 254949
5.000%, 11/01/33	33	36
FNMA, Pool 255814
5.500%, 08/01/35	75	83
FNMA, Pool 303168
9.500%, 02/01/25	3	4

Description	Face Amount (000)	Value (000)
FNMA, Pool 725424
5.500%, 04/01/34	$57	$63
FNMA, Pool 735060
6.000%, 11/01/34	34	39
FNMA, Pool 735228
5.500%, 02/01/35	31	34
FNMA, Pool 735230
5.500%, 02/01/35	74	82
FNMA, Pool 745275
5.000%, 02/01/36	334	365
FNMA, Pool 745418
5.500%, 04/01/36	404	446
FNMA, Pool 844809
5.000%, 11/01/35	191	209
FNMA, Pool AD0454
5.000%, 11/01/21	81	88
FNMA, Pool AD8522
4.000%, 08/01/40	105	113
FNMA, Pool AE0828
3.500%, 02/01/41	580	623
FNMA, Pool AE0949
4.000%, 02/01/41	632	682
FNMA, Pool AH0621
3.500%, 01/01/41	156	167
FNMA, Pool AJ1407
4.000%, 09/01/41	155	168
FNMA, Pool AJ7689
4.000%, 12/01/41	467	504
FNMA, Pool AJ9355
3.000%, 01/01/27	576	612
FNMA, Pool AO2970
3.000%, 05/01/42	270	285
FNMA, Pool AO4137
3.500%, 06/01/42	297	319
FNMA ARM
2.590%, 04/01/35 (B)	93	97
GNMA, Pool 479168
8.000%, 02/15/30	8	8
GNMA, Pool 780315
9.500%, 12/15/17	5	6
GNMA, Pool G2 4696
4.500%, 05/20/40	308	342
GNMA, Pool G2 4747
5.000%, 07/20/40	121	135
GNMA, Pool G2 4923
4.500%, 01/20/41	159	176
GNMA, Pool G2 MA0155
4.000%, 06/20/42	395	435
NCUA Guaranteed Notes, Ser 2010-C1, Cl A2
2.900%, 10/29/20	225	242

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 54

schedule of investments
September 30, 2012
Full Maturity Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
NCUA Guaranteed Notes, Ser 2010-R1, Cl 2A
1.840%, 10/07/20	$93	$95
Total U.S. Government Mortgage-Backed Obligations (Cost $9,779)		10,210
U.S. Treasury Obligations [18.9%]
U.S. Treasury Bonds
6.250%, 08/15/23	1,100	1,596
5.250%, 11/15/28	725	1,015
4.375%, 02/15/38	950	1,251
U.S. Treasury Notes
2.750%, 02/15/19	810	902
2.625%, 04/30/16	395	426
2.625%, 11/15/20	425	469
2.375%, 07/31/17	1,025	1,112
1.750%, 05/15/22	795	806
1.250%, 04/30/19	525	535
0.875%, 07/31/19	745	738
Total U.S. Treasury Obligations (Cost $8,300)		8,850
U.S. Government Agency Obligations [7.7%]
FHLMC
2.500%, 01/07/14	375	386
FNMA
4.625%, 10/15/13	415	434
2.875%, 12/11/13	460	475
2.375%, 07/28/15	830	876
1.375%, 11/15/16	370	381
1.125%, 04/27/17	200	204
0.625%, 10/30/14	860	866
Total U.S. Government Agency Obligations (Cost $3,574)		3,622
Asset-Backed Securities [3.3%]
American Express Credit Account Master Trust, Ser 2008-5, Cl A
1.021%, 03/15/16 (B)	200	201
American Express Credit Account Master Trust, Ser 2009-2, Cl A
1.471%, 03/15/17 (B)	300	307
Bayview Financial Acquisition Trust, Ser 2007-A, Cl 1A2
6.205%, 05/28/37	174	176

Description	Face Amount (000)	Value (000)
Cityscape Home Equity Loan Trust, Ser 1997-C, Cl A4
7.000%, 07/25/28 (C)	$3	$3
Discover Card Master Trust, Ser 2010-A1
0.871%, 09/15/15 (B)	650	652
GMAC Mortgage Corporation Loan Trust, Ser 2004-GH1, Cl A6
4.810%, 07/25/35	79	77
Green Tree Financial, Ser 1997-7, Cl A6
6.760%, 07/15/29	48	51
RAAC, Ser 2004-SP1, Cl AI4
5.285%, 08/25/27 (B)	34	34
Residential Asset Mortgage Products, Ser 2002-RS3, Cl AI5
5.572%, 06/25/32 (B)	40	33
Total Asset-Backed Securities (Cost $1,541)		1,534
Commercial Mortgage-Backed Obligations [2.3%]
Citigroup, Ser 2005-CD1, Cl A4
5.393%, 07/15/44 (B)	200	224
Citigroup, Ser 2007-CD4, Cl A2B
5.205%, 12/11/49	32	33
Commercial Mortgage Trust, Ser 2012-CR2, Cl A4
3.147%, 08/15/45	125	132
Commercial Mortgage, Ser 2005-C6, Cl A5A
5.116%, 06/10/44 (B)	200	222
JPMorgan Chase, Ser 2006-CB17, Cl ASB
5.415%, 12/12/43	163	175
Wachovia Bank Commercial Mortgage Trust, Ser 2005-C22
5.469%, 12/15/44 (B)	250	281
Total Commercial Mortgage-Backed Obligations (Cost $995)		1,067
Residential Mortgage-Backed Securities [0.5%]
Banc of America Alternative Loan Trust, Ser 2004-2, Cl 5A1
5.500%, 03/25/19	54	56
Chase Mortgage Finance, Ser 2003-S13, Cl A11
5.500%, 11/25/33	35	35

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 55

schedule of investments
September 30, 2012
Full Maturity Fixed Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Residential Accredit Loans, Ser 2004-QS5, Cl A5
4.750%, 04/25/34	$18	$18
Residential Accredit Loans, Ser 2004-QS6, Cl A1
5.000%, 05/25/19	29	29
WaMu Mortgage Pass-Through Certificates, Ser 2004-CB2, Cl 5A
5.000%, 07/25/19	87	90
Total Residential Mortgage-Backed Securities (Cost $222)		228
Sovereign Debt [0.2%]
United Mexican States, MTN
5.125%, 01/15/20	100	120
Total Sovereign Debt (Cost $99)		120
Municipal Bond [0.2%]
Puerto Rico [0.2%]
Government Development Bank for Puerto Rico, Ser B, RB
4.704%, 05/01/16	100	103
Total Municipal Bond (Cost $100)		103
Short-Term Investments [4.5%]
CNI Government Money Market Fund, Cl I, 0.010% *†	1,045,027	1,045
SEI Daily Income Trust Government Fund, Cl A, 0.020% *	1,045,027	1,045
Total Short-Term Investments (Cost $2,090)		2,090
Total Investments [100.3%] (Cost $44,681)		$47,029

Percentages are based on Net Assets of $46,901 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2012.

†	Investment in Affiliate.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2012, the value of these securities amounted to $1,722 ($ Thousands), representing 3.7% of the net assets of the Fund.

(B)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2012.

(C)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

ARM — Adjustable Rate Mortgage

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

HMO — Health Maintenance Organization

MTN — Medium Term Note

NA — National Association

NCUA — National Credit Union Administration

RB — Revenue Bond

REITS — Real Estate Investment Trusts

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The following is a list of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$19,205	$—	$19,205
U.S. Government Mortgage-Backed Obligations	—	10,210	—	10,210
U.S. Treasury Obligations	—	8,850	—	8,850
U.S. Government Agency Obligations	—	3,622	—	3,622
Asset-Backed Securities	—	1,534	—	1,534
Commercial Mortgage-Backed Obligations	—	1,067	—	1,067
Residential Mortgage-Backed Securities	—	228	—	228
Sovereign Debt	—	120	—	120
Municipal Bond	—	103	—	103
Short-Term Investments	2,090	—	—	2,090
Total Investments in Securities	$2,090	$44,939	$—	$47,029

For the year ended September 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 56

schedule of investments
September 30, 2012
High Yield Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [91.7%]
Advertising Agencies [0.7%]
MDC Partners
11.000%, 11/01/16	$925	$1,008
Aerospace & Defense [0.7%]
Global Aviation Holdings
14.000%, 08/15/13(B)	547	156
Sequa
13.500%, 12/01/15(A)	101	107
11.750%, 12/01/15(A)	775	814
Total Aerospace & Defense		1,077
Airlines [0.9%]
American Airlines 2011-2 Cl A Pass-Through Trust
8.625%, 10/15/21	485	522
Continental Airlines, Ser 2007-1, Cl C
7.339%, 04/19/14	262	272
Continental Airlines 2009-2 Cl B Pass-Through Trust
9.250%, 05/10/17	156	172
DAE Aviation Holdings
11.250%, 08/01/15(A)	150	154
Delta Airlines
12.250%, 03/15/15(A)	250	271
Total Airlines		1,391
Apparel/Textiles [0.4%]
Levi Strauss
6.875%, 05/01/22	620	646

Description	Face Amount (000)	Value (000)
Auto Rent & Lease [0.2%]
Avis Budget Car Rental
8.250%, 01/15/19	$300	$327
Autoparts [0.7%]
Asbury Automotive Group
7.625%, 03/15/17	100	103
Stanadyne
10.000%, 08/15/14	900	839
Stanadyne Holdings
10.000%, 02/15/15(D)	75	50
Total Autoparts		992
Broadcasting & Cable [3.9%]
Bonten Media Acquisition
9.000%, 06/01/15(A) (E)	190	151
Bresnan Broadband Holdings
8.000%, 12/15/18(A)	750	819
Cablevision Systems
8.000%, 04/15/20	400	446
CSC Holdings
7.625%, 07/15/18	100	115
6.750%, 11/15/21(A)	300	331
DCP
10.750%, 08/15/15(A)	500	510
DISH DBS
5.875%, 07/15/22(A)	875	897
Local TV Finance
9.250%, 06/15/15(A)	122	124
Newport Television
13.000%, 03/15/17(A)	149	161
Unitymedia Hessen GmbH & KG
7.500%, 03/15/19(A)	500	549
Univision Communications (A)
6.875%, 05/15/19	1,525	1,571
6.750%, 09/15/22	250	250
Total Broadcasting & Cable		5,924
Building & Construction [1.7%]
APERAM (A)
7.750%, 04/01/18	950	779
7.375%, 04/01/16	400	342
Building Materials Corp of America
6.750%, 05/01/21(A)	950	1,040
Dycom Investments
7.125%, 01/15/21	300	323

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 57

schedule of investments
September 30, 2012
High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Interline Brands
7.500%, 11/15/18	$190	$206
Total Building & Construction		2,690
Chemicals [0.4%]
Nexeo Solutions
8.375%, 03/01/18	250	247
Polymer Group
7.750%, 02/01/19	380	405
Total Chemicals		652
Coal Mining [1.4%]
CONSOL Energy
8.250%, 04/01/20	400	419
Penn Virginia Resource Partners
8.375%, 06/01/20(A)	1,380	1,425
8.250%, 04/15/18	405	418
Total Coal Mining		2,262
Commercial Services [2.4%]
Bankrate
11.750%, 07/15/15	162	182
Ceridian
8.875%, 07/15/19(A)	600	648
CKE Holdings
10.500%, 03/14/16(A)	801	865
DynCorp International
10.375%, 07/01/17	1,000	863
ServiceMaster
8.000%, 02/15/20	425	450
7.450%, 08/15/27	275	229
7.100%, 03/01/18	380	369
Total Commercial Services		3,606
Communications Software [0.4%]
Aspect Software
10.625%, 05/15/17	600	616
Computer Graphics [0.3%]
Epicor Software
8.625%, 05/01/19	400	422

Description	Face Amount (000)	Value (000)
Computer System Design & Services [2.8%]
CompuCom Systems
12.500%, 10/01/15(A)	$1,125	$1,167
iGate
9.000%, 05/01/16	850	933
Stratus Technologies Bermuda
12.000%, 03/29/15	766	713
Stream Global Services
11.250%, 10/01/14	1,510	1,570
Total Computer System Design & Services		4,383
Consumer Products & Services [5.6%]
American Achievement
10.875%, 04/15/16(A)	500	434
American Standard Americas
10.750%, 01/15/16(A)	250	236
Armored Autogroup
9.250%, 11/01/18	1,560	1,396
Central Garden and Pet
8.250%, 03/01/18	1,500	1,590
Prestige Brands
8.250%, 04/01/18	250	275
Reynolds Group Issuer
6.875%, 02/15/21	1,525	1,609
Spectrum Brands Holdings
9.500%, 06/15/18(A)	850	958
WMG Acquisition
11.500%, 10/01/18	1,260	1,418
Yankee Acquisition, Ser B
9.750%, 02/15/17	50	52
Yankee Candle
8.500%, 02/15/15	91	92
YCC Holdings
10.250%, 02/15/16(C)	600	621
Total Consumer Products & Services		8,681
Containers & Packaging [0.8%]
Intertape Polymer US
8.500%, 08/01/14	79	79
Pretium Packaging
11.500%, 04/01/16	350	358
Sealed Air
8.125%, 09/15/19(A)	750	834
Total Containers & Packaging		1,271

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 58

schedule of investments
September 30, 2012
High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Data Processing/Mgmt [1.5%]
Fidelity National Information Services
7.875%, 07/15/20	$365	$408
First Data (A)
8.875%, 08/15/20	150	163
8.750%, 01/15/22	1,710	1,723
Total Data Processing/Mgmt		2,294
Distribution/Wholesale [1.9%]
Baker & Taylor
11.500%, 07/01/13(A)	475	475
HD Supply (A)
11.000%, 04/15/20	580	644
8.125%, 04/15/19	565	613
INTCOMEX
13.250%, 12/15/14	750	765
VWR Funding
10.250%, 07/15/15(E)	423	432
Total Distribution/Wholesale		2,929
Diversified Operations [0.3%]
Amsted Industries
8.125%, 03/15/18(A)	450	486
Drugs [0.5%]
Endo Health Solutions
7.000%, 07/15/19	400	431
Grifols
8.250%, 02/01/18	300	331
Total Drugs		762
E-Commerce/Products [0.4%]
GXS Worldwide
9.750%, 06/15/15	650	669
Educational Services [0.4%]
Laureate Education
9.250%, 09/01/19(A)	600	603
Electric Utilities [0.8%]
AES
7.375%, 07/01/21	850	969
RRI Energy
7.625%, 06/15/14	200	214
Total Electric Utilities		1,183

Description	Face Amount (000)	Value (000)
Engines-Internal Combust [0.4%]
Briggs & Stratton
6.875%, 12/15/20	$500	$545
Enterprise Software/Serv [0.7%]
Infor US
9.375%, 04/01/19(A)	990	1,099
Entertainment & Gaming [8.1%]
Buffalo Thunder Development Authority
9.375%, 12/15/14(A) (B)	75	27
Caesars Entertainment Operating
10.000%, 12/15/18	650	426
8.500%, 02/15/20(A)	650	650
Carmike Cinemas
7.375%, 05/15/19	310	333
Chester Downs & Marina
9.250%, 02/01/20(A)	500	503
Choctaw Resort Development Enterprise
7.250%, 11/15/19(A)	175	152
Chukchansi Economic Development Authority
9.750%, 05/30/20(A)	476	309
Diamond Resorts
12.000%, 08/15/18	750	808
Inn of the Mountain Gods Resort & Casino (A)
8.750%, 11/30/20	28	28
1.250%, 11/30/20	103	82
Lions Gate Entertainment
10.250%, 11/01/16(A)	1,200	1,335
Mashantucket Western Pequot Tribe
8.500%, 11/15/15(A) (B)	170	15
MGM Resorts International
11.375%, 03/01/18	400	472
8.625%, 02/01/19(A)	975	1,063
Mohegan Tribal Gaming Authority
11.000%, 09/15/18(A)	100	70
NAI Entertainment Holdings
8.250%, 12/15/17(A)	450	502
Regal Entertainment Group
9.125%, 08/15/18	225	251
Scientific Games
8.125%, 09/15/18	325	355
Seminole Indian Tribe of Florida
7.750%, 10/01/17(A)	360	395

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 59

schedule of investments
September 30, 2012
High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Shingle Springs Tribal Gaming Authority
9.375%, 06/15/15(A)	$100	$83
Snoqualmie Entertainment Authority (A)
9.125%, 02/01/15	255	258
4.476%, 02/01/14(E)	450	446
Speedway Motorsports
6.750%, 02/01/19	250	266
Sugarhouse HSP Gaming Prop Mezz
8.625%, 04/15/16(A)	700	751
Tunica-Biloxi Gaming Authority
9.000%, 11/15/15(A)	125	111
Vail Resorts
6.500%, 05/01/19	500	544
Waterford Gaming
8.625%, 09/15/14(A) (F)	50	16
Wynn Las Vegas
7.875%, 05/01/20	175	192
7.750%, 08/15/20	400	445
5.375%, 03/15/22(A)	600	609
Yonkers Racing
11.375%, 07/15/16(A)	975	1,053
Total Entertainment & Gaming		12,550
Financial Services [3.0%]
CNH Capital
6.250%, 11/01/16(A)	250	271
Credit Acceptance
9.125%, 02/01/17	500	551
Icahn Enterprises
8.000%, 01/15/18	450	483
7.750%, 01/15/16	1,150	1,199
Nationstar Mortgage
10.875%, 04/01/15	50	54
9.625%, 05/01/19(A)	800	870
7.875%, 10/01/20(A)	240	244
Pinnacle Foods Finance
9.250%, 04/01/15	208	213
Rural
10.125%, 07/15/19(A)	400	397
Serta Simmons Holdings
8.125%, 10/01/20(A)	300	298
Total Financial Services		4,580

Description	Face Amount (000)	Value (000)
Food, Beverage & Tobacco [2.6%]
Beverages & More
9.625%, 10/01/14(A)	$750	$772
Bumble Bee Acquisition
9.000%, 12/15/17(A)	665	696
Bumble Bee Holdco SCA
9.625%, 03/15/18(A)	1,000	957
Darling International
8.500%, 12/15/18	350	399
Le-Nature's
9.000%, 06/15/13(A) (B) (F)	150	3
US Foods
8.500%, 06/30/19(A)	1,050	1,095
Total Food, Beverage & Tobacco		3,922
Gold Mining [0.4%]
IAMGOLD
6.750%, 10/01/20(A)	550	539
Human Resources [0.5%]
Emergency Medical Services
8.125%, 06/01/19	650	689
Insurance [1.9%]
Hub International
8.125%, 10/15/18(A)	350	354
Ironshore Holdings US
8.500%, 05/15/20(A)	950	1,048
National Life Insurance
10.500%, 09/15/39(A)	150	200
USI Holdings (A)
9.750%, 05/15/15	758	767
4.309%, 11/15/14(E)	650	629
Total Insurance		2,998
Internet & Catalog Retail [0.9%]
Expedia
5.950%, 08/15/20	1,250	1,379
Internet Connectiv Svcs [0.5%]
Zayo Group
10.125%, 07/01/20	510	564
8.125%, 01/01/20	250	273
Total Internet Connectiv Svcs		837

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 60

schedule of investments
September 30, 2012
High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Investment Banker/Broker Dealer [1.4%]
Jefferies Group
8.500%, 07/15/19	$240	$275
Nuveen Investments
9.125%, 10/15/17(A)	1,775	1,762
Total Investment Banker/Broker Dealer		2,037
Machinery [1.5%]
Tempel Steel
12.000%, 08/15/16(A)	500	489
Thermadyne Holdings
9.000%, 12/15/17	1,670	1,778
Total Machinery		2,267
Medical Products & Services [3.8%]
Apria Healthcare Group
12.375%, 11/01/14	1,185	1,156
11.250%, 11/01/14	600	615
Biomet
11.625%, 10/15/17	647	689
BioScrip
10.250%, 10/01/15	600	646
CHS
5.125%, 08/15/18	250	259
HCA
7.500%, 02/15/22	1,225	1,387
OnCure Holdings
11.750%, 05/15/17	500	295
Physio-Control International
9.875%, 01/15/19(A)	125	137
Symbion
11.000%, 08/23/15	418	416
Tenet Healthcare
6.250%, 11/01/18	350	386
Total Medical Products & Services		5,986
Metal-Copper [0.5%]
KGHM International
7.750%, 06/15/19(A)	800	824
Metals & Mining [1.6%]
AM Castle
12.750%, 12/15/16	220	249
Midwest Vanadium
11.500%, 02/15/18(A)	500	305
Mirabela Nickel
8.750%, 04/15/18(A)	870	652

Description	Face Amount (000)	Value (000)
Noranda Aluminum Acquisition
4.730%, 05/15/15(E)	$673	$640
Novelis
8.375%, 12/15/17	500	546
Total Metals & Mining		2,392
Miscellaneous Business Services [0.2%]
MCBC Holdings
6.817%, 10/15/14(A) (F)	50	5
Sitel
11.000%, 08/01/17(A)	340	342
Total Miscellaneous Business Services		347
Miscellaneous Manufacturing [2.5%]
AGY Holding
11.000%, 11/15/14	100	49
Atkore International
9.875%, 01/01/18	435	423
CEVA Group (A)
11.625%, 10/01/16	250	256
11.500%, 04/01/18	100	88
8.375%, 12/01/17	1,275	1,229
Coleman Cable
9.000%, 02/15/18	1,175	1,252
Rivers Pittsburgh Borrower
9.500%, 06/15/19(A)	275	292
Thermon Industries
9.500%, 05/01/17	241	269
Total Miscellaneous Manufacturing		3,858
Multi-line Insurance [0.1%]
Kemper
6.000%, 05/15/17	195	212
Non-Ferrous Metals [0.4%]
Horsehead Holding
10.500%, 06/01/17(A)	550	553
Office Automation and Equip [0.3%]
CDW
8.000%, 12/15/18	400	442
Oil-Field Services [2.5%]
Exterran Holdings
7.250%, 12/01/18	1,600	1,684
Hiland Partners
7.250%, 10/01/20(A)	725	754

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 61

schedule of investments
September 30, 2012
High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
SESI
7.125%, 12/15/21	$1,000	$1,105
6.375%, 05/01/19	300	321
Total Oil-Field Services		3,864
Paper & Related Products [0.1%]
Verso Paper Holdings
8.750%, 02/01/19	300	144
Petroleum & Fuel Products [7.6%]
Bill Barrett
9.875%, 07/15/16	250	275
7.625%, 10/01/19	1,325	1,404
BreitBurn Energy Partners
7.875%, 04/15/22(A)	1,660	1,718
Carrizo Oil & Gas
7.500%, 09/15/20	175	178
Continental Resources
7.375%, 10/01/20	500	560
Crestwood Midstream Partners
7.750%, 04/01/19	1,550	1,573
Eagle Rock Energy Partners
8.375%, 06/01/19(A)	1,750	1,719
EP Energy
6.875%, 05/01/19(A)	325	348
Midstates Petroleum
10.750%, 10/01/20(A)	400	417
Milagro Oil & Gas
10.500%, 05/15/16	400	284
Newfield Exploration
5.625%, 07/01/24	300	333
Penn Virginia
7.250%, 04/15/19	900	837
Precision Drilling
6.500%, 12/15/21	400	427
SandRidge Energy
8.125%, 10/15/22(A)	1,000	1,065
8.000%, 06/01/18(A)	150	158
7.500%, 03/15/21	250	258
Total Petroleum & Fuel Products		11,554
Phys Therapy/Rehab Cntrs [0.4%]
Physiotherapy Associates Holdings
11.875%, 05/01/19(A)	595	610

Description	Face Amount (000)	Value (000)
Printing & Publishing [0.1%]
Houghton Mifflin Harcourt Publishers
10.500%, 06/01/19(A) (B)	$400	$217
Property/Casualty Ins [0.2%]
QBE Capital Funding III
7.250%, 05/24/41(A) (E)	250	253
Publishing-Books [0.2%]
Baker & Taylor Acquisitions
15.000%, 04/01/17(A)	475	366
Real Estate [0.4%]
Kennedy-Wilson
8.750%, 04/01/19	600	639
Real Estate Investment Trusts [0.2%]
Entertainment Properties Trust
5.750%, 08/15/22	360	374
Research and Development [1.4%]
Alion Science and Technology
12.000%, 11/01/14	602	564
10.250%, 02/01/15	330	188
Catalent Pharma Solutions
9.500%, 04/15/15	689	702
Jaguar Holding II
9.500%, 12/01/19(A)	675	758
Total Research and Development		2,212
Retail [5.6%]
Academy
9.250%, 08/01/19(A)	750	824
AmeriGas Finance
7.000%, 05/20/22	1,420	1,530
Brands
5.625%, 02/15/22	250	269
Burlington Coat Factory Warehouse
10.000%, 02/15/19	1,500	1,659
Fifth & Pacific
10.500%, 04/15/19(A)	940	1,061
GRD Holdings III
10.750%, 06/01/19(A)	1,285	1,288
Logan's Roadhouse
10.750%, 10/15/17	220	215
Mobile Mini
7.875%, 12/01/20	755	819

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 62

schedule of investments
September 30, 2012
High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Party City Holdings
8.875%, 08/01/20(A)	$425	$453
Wok Acquisition
10.250%, 06/30/20(A)	450	476
Total Retail		8,594
Rubber & Plastic [0.2%]
Goodyear Tire & Rubber
7.000%, 05/15/22	250	265
Schools-Day Care [0.2%]
Knowledge Universe Education
7.750%, 02/01/15(A)	400	344
Shipbuilding [0.4%]
Huntington Ingalls Industries
7.125%, 03/15/21	250	269
6.875%, 03/15/18	250	271
Total Shipbuilding		540
Steel & Steel Works [0.4%]
Standard Steel
12.000%, 05/01/15(A)	600	658
Telephones & Telecommunications [5.1%]
Avaya
10.125%, 11/01/15	1,280	1,142
9.750%, 11/01/15	250	222
7.000%, 04/01/19(A)	420	390
Clearwire Communications
12.000%, 12/01/15(A)	280	277
CommScope
8.250%, 01/15/19(A)	1,325	1,431
Level 3 Financing
10.000%, 02/01/18	250	278
4.469%, 02/15/15(E)	1,250	1,247
SBA Telecommunications
5.750%, 07/15/20(A)	300	315
Sprint Nextel
7.000%, 03/01/20(A)	1,150	1,288
Syniverse Holdings
9.125%, 01/15/19	675	726
UPCB Finance
7.250%, 11/15/21(A)	500	544
Total Telephones & Telecommunications		7,860

Description	Face Amount (000)	Value (000)
Textile-Home Furnishings [0.5%]
Empire Today
11.375%, 02/01/17(A)	$750	$793
Transactional Software [0.7%]
Open Solutions
9.750%, 02/01/15(A)	1,200	1,020
Transportation Services [4.4%]
ACL I
10.625%, 02/15/16	539	528
Commercial Barge Line
12.500%, 07/15/17	250	279
Florida East Coast Railway
8.125%, 02/01/17	750	789
Marquette Transportation
10.875%, 01/15/17	1,160	1,221
Pegasus Solutions
10.500%, 04/15/15(A)	100	75
Quality Distribution
9.875%, 11/01/18	800	872
Rural/Metro
10.125%, 07/15/19(A)	650	645
Sabre
8.500%, 05/15/19(A)	595	611
Sabre Holdings
8.350%, 03/15/16	1,245	1,264
Stena
7.000%, 12/01/16	150	149
Travelport
11.875%, 09/01/16	90	34
9.875%, 09/01/14	300	240
Total Transportation Services		6,707
Web Hosting/Design [0.2%]
Equinix
7.000%, 07/15/21	250	280
X-Ray Equipment [0.5%]
Hologic
6.250%, 08/01/20(A)	700	744
Total Corporate Bonds (Cost $137,417)		140,968

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 63

schedule of investments
September 30, 2012
High Yield Bond Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Warrants [0.1%]
Alion Science and Technology,
Expires 03/15/17 *	$380	$—
CUI Acquisition (F)(G)(H)	2,756	125
Total Warrants (Cost $250)		125
Special Stock [0.0%]
Broadcasting & Cable [0.0%]
Adelphia CVV (F)(G)	8,500	7
Total Special Stock (Cost $9)		7
Convertible Bond [0.0%]
Food, Beverage & Tobacco [0.0%]
Vector Group
3.875%, 06/15/26(E)	54	59
Total Convertible Bond (Cost $55)		59
Short-Term Investments [6.0%]
CNI Prime Money Market Fund, Cl I, 0.030%**†	4,630,269	4,630
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.070%**	4,630,269	4,630
Total Short-Term Investments (Cost $9,261)		9,260
Total Investments [97.8%] (Cost $146,992)		$150,419

Percentages are based on Net Assets of $153,765 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2012.

†	Investment in Affiliate.

(A)
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2012, the value of these securities amounted to $67,394 ($ Thousands), representing 43.8% of the net assets of the Fund.

(B)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(C)	Payment in Kind

(D)	Step Bond — The rate reported is the rate in effect on September 30, 2012. The coupon on a step bond changes on a specific date.

(E)	Floating Rate Security — The rate reported is the rate in effect on September 30, 2012.

(F)	Security considered illiquid. The total value of such securities as of September 30, 2012 was $156 ($ Thousands) and represented 0.10% of net assets.

(G)	Securities are fair valued. The total value of such securities as of September 30, 2012 was $132 ($ Thousands) and represented 0.09% of net assets of the Fund.

(H)	This warrant is a result of the restructuring of Cleveland Unlimited, has an exercise price of $0.0001 per share of common stock and does not have an expiration date.

Cl — Class

Ser — Series

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a summary of the inputs used as of September 30, 2012 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$140,960	$8	$140,968
Warrants	—	—	125	125
Special Stock	—	—	7	7
Convertible Bond	—	59	—	59
Short-Term Investments	9,260	—	—	9,260
Total Investments in Securities	$9,260	$141,019	$140	$150,419

(1)
Of the $140 ($ Thousands) in Level 3 securities as of September 30, 2012, $132 ($ Thousands) or 0.09% are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

For the period ended September 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the period ended September 30, 2012, there have been no transfers between Level 2 and Level 3 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 64

schedule of investments
September 30, 2012
Multi-Asset Fund

Description	Shares	Value (000)
Unaffiliated Registered Investment Companies [47.0%]
DoubleLine Total Return Bond Fund	237,835	$2,711
Fidelity Floating Rate High Income Fund	197,381	1,962
Harbor High Yield Bond Fund	76,087	845
ING Global Real Estate Fund	88,917	1,553
PIMCO Emerging Markets Bond Fund, Cl I	112,994	1,389
Principal Preferred Securities Fund	293,860	3,053
Vanguard Short-Term Bond Index Fund	891,802	9,525
Total Unaffiliated Registered Investment Companies (Cost $20,439)		21,038
Exchange-Traded Funds [29.3%]
Powershares DB Gold	39,039	2,385
SPDR S&P 500	29,607	4,261
SPDR S&P Dividend	36,117	2,098
Vanguard Dividend Appreciation	35,302	2,107
Vanguard Global Ex-U.S. Real Estate	13,037	671
Vanguard REIT	10,039	652
Wisdomtree Emerging Markets Equity Income Fund	17,498	940
Total Exchange-Traded Funds (Cost $11,975)		13,114
Affiliated Registered Investment Companies† [20.4%]
CNI Corporate Bond Fund, Cl I	290,725	3,169
CNI Government Bond Fund, Cl I	213,166	2,287
CNI High Yield Bond Fund, Cl I	148,846	1,286
CNI Limited Maturity Fixed Income Fund, Cl I	211,748	2,382
Total Affiliated Registered Investment Companies (Cost $8,961)		9,124

Description	Shares	Value (000)
Short-Term Investments [3.0%]
CNI Prime Money Market Fund, Cl I, 0.030% *†	682,468	$682
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.070% *	682,468	682
Total Short-Term Investments (Cost $1,365)		1,364
Total Investments [99.7%] (Cost $42,740)		$44,640

Percentages are based on Net Assets of $44,767 ($ Thousands).

*	The rate reported is the 7-day effective yield as of September 30, 2012.

†	Investment in Affiliate.

Cl — Class

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depositary Receipts

As of September 30, 2012, all of the Fund’s investments are Level 1.

For the year ended September 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 65

schedule of investments
September 30, 2012
Diversified Equity Fund

Description	Shares	Value (000)
Common Stock [97.8%]
Aerospace & Defense [1.3%]
Boeing	579	$40
General Dynamics	284	19
Honeywell International	668	40
L-3 Communications Holdings, Cl 3	83	6
Lockheed Martin	230	21
Northrop Grumman	211	14
Precision Castparts	944	154
Raytheon	3,599	206
Rockwell Collins	122	7
United Technologies	717	56
Total Aerospace & Defense		563
Airlines [0.0%]
Southwest Airlines	635	6
Apparel/Textiles [1.1%]
Coach	244	14
Fossil *	46	4
Lululemon Athletica *	1,330	98
Michael Kors Holdings *	1,790	95
Nike, Cl B	314	30
Ralph Lauren, Cl A	962	145
Under Armour, Cl A *	1,570	88
VF	75	12
Total Apparel/Textiles		486

Description	Shares	Value (000)
Auto Components [0.0%]
BorgWarner *	97	$7
Goodyear Tire & Rubber *	210	2
Total Auto Components		9
Automotive [3.4%]
AutoZone *	312	116
Ford Motor	40,961	404
Harley-Davidson	195	8
Johnson Controls	14,384	394
Paccar	13,902	556
Total Automotive		1,478
Banks [3.6%]
Bank of America	9,215	81
Bank of New York Mellon	1,010	23
CIT Group *	12,500	493
Citigroup	2,507	82
Comerica	165	5
Fifth Third Bancorp	786	12
First Horizon National	212	2
Huntington Bancshares	734	5
KeyCorp	807	7
Leucadia National	170	4
M&T Bank	3,103	295
Moody's	165	7
PNC Financial Services Group	453	29
State Street	410	17
SunTrust Banks	460	13
US Bancorp	10,021	344
Wells Fargo	4,200	145
Zions Bancorporation	158	3
Total Banks		1,567
Beauty Products [0.6%]
Estee Lauder, Cl A	2,005	124
Procter & Gamble	2,355	163
Total Beauty Products		287
Biomedical Research & Products [0.1%]
Celgene *	369	28
Biotechnology [1.5%]
Alexion Pharmaceuticals *	1,875	214
Amgen	659	56
Ariad Pharmaceuticals *	2,730	66

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 66

schedule of investments
September 30, 2012
Diversified Equity Fund (continued)

Description	Shares	Value (000)
Biogen Idec *	1,722	$257
Gilead Sciences *	647	43
Total Biotechnology		636
Broadcasting & Cable [3.2%]
Cisco Systems	35,223	672
F5 Networks *	1,198	125
Harris	96	5
JDS Uniphase *	199	3
Motorola Solutions	245	12
Palo Alto Networks *	1,200	74
Qualcomm	7,546	472
Total Broadcasting & Cable		1,363
Building & Construction [1.1%]
DR Horton	237	5
Masco	305	5
Owens Corning *	13,700	458
Total Building & Construction		468
Business Services [2.1%]
Accenture, Cl A	543	38
Automatic Data Processing	415	24
Cognizant Technology Solutions, Cl A *	255	18
Computer Sciences	133	4
eBay *	5,342	259
Fidelity National Information Services	4,794	150
Fiserv *	116	9
Mastercard, Cl A	92	41
Omnicom Group	227	12
Paychex	276	9
SAIC	243	3
Total System Services	138	3
Visa, Cl A	2,417	325
Xerox	1,118	8
Total Business Services		903
Chemicals [2.6%]
Air Products & Chemicals	181	15
Airgas	59	5
CF Industries Holdings	54	12
Dow Chemical	1,024	30
Eastman Chemical	131	7
Ecolab	225	15
EI du Pont de Nemours	796	40

Description	Shares	Value (000)
FMC	118	$6
International Flavors & Fragrances	70	4
LyondellBasell Industries, Cl A	6,290	325
Monsanto	3,545	323
Mosaic	237	14
Potash Corp of Saskatchewan	6,600	287
PPG Industries	131	15
Praxair	255	26
Sigma-Aldrich	103	7
Total Chemicals		1,131
Commercial Banks [1.6%]
BB&T	20,697	686
Regions Financial	1,209	9
Total Commercial Banks		695
Communication & Media [2.0%]
Cablevision Systems, Cl A	185	3
CBS, Cl B	509	18
Comcast, Cl A	7,428	266
DIRECTV *	537	28
Discovery Communications, Cl A *	211	13
Interpublic Group	374	4
McGraw-Hill	239	13
News, Cl A	1,741	43
Scripps Networks Interactive, Cl A	74	4
Time Warner	9,278	421
Time Warner Cable, Cl A	262	25
Viacom, Cl B	404	22
Washington Post, Cl B	4	1
Total Communication & Media		861
Computer & Electronics Retail [0.0%]
GameStop, Cl A	106	2
Computer Software [1.7%]
Adobe Systems *	420	14
CA	293	8
Microsoft	20,023	596
Oracle	3,256	102
Symantec *	601	11
Total Computer Software		731

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 67

schedule of investments
September 30, 2012
Diversified Equity Fund (continued)

Description	Shares	Value (000)
Computer System Design & Services [5.4%]
Apple	2,810	$1,875
Dell	1,246	12
Fusion-io *	2,430	74
Hewlett-Packard	1,681	29
IBM	918	191
Lexmark International, Cl A	60	1
NetApp *	311	10
SanDisk *	207	9
Seagate Technology	302	9
Stratasys *	1,540	84
Teradata *	144	11
Western Digital	190	7
Total Computer System Design & Services		2,312
Computers & Peripherals [1.0%]
EMC *	16,535	451
Construction & Engineering [0.0%]
Jacobs Engineering Group *	111	4
Quanta Services *	182	5
Total Construction & Engineering		9
Construction Materials [0.0%]
Vulcan Materials	110	5
Consumer Products & Services [0.2%]
Clorox	110	8
Colgate-Palmolive	381	41
Hasbro	99	4
Kimberly-Clark	338	29
Mattel	291	10
Total Consumer Products & Services		92
Containers & Packaging [0.9%]
Ball	133	5
Bemis	88	3
Crown Holdings *	10,400	382
Owens-Illinois *	141	3
Total Containers & Packaging		393
Distributors [0.0%]
Genuine Parts	133	8

Description	Shares	Value (000)
Diversified Consumer Services [0.0%]
DeVry	49	$1
H&R Block	232	4
Total Diversified Consumer Services		5
Diversified Manufacturing [0.7%]
3M	544	50
Danaher	499	28
General Electric	9,028	205
Parker Hannifin	128	11
Textron	240	6
Total Diversified Manufacturing		300
Diversified Metals & Mining [0.2%]
Alcoa	912	8
Allegheny Technologies	92	3
Cliffs Natural Resources	122	5
Freeport-McMoRan Copper & Gold, Cl B	812	32
Newmont Mining	424	24
Titanium Metals	63	1
United States Steel	123	2
Total Diversified Metals & Mining		75
Drugs [3.6%]
Abbott Laboratories	1,342	92
Allergan	2,173	199
AmerisourceBergen, Cl A	215	8
Bristol-Myers Squibb	7,036	238
Eli Lilly	873	41
Forest Laboratories *	200	7
Johnson & Johnson	2,357	163
Merck	2,604	118
Mylan *	16,147	394
Perrigo	1,045	121
Pfizer	6,387	159
Watson Pharmaceuticals *	109	9
Total Drugs		1,549
Electrical Equipment [0.1%]
Emerson Electric	622	30
Electrical Services [2.1%]
Ameren	208	7
American Electric Power	415	18
AMETEK	5,185	184

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 68

schedule of investments
September 30, 2012
Diversified Equity Fund (continued)

Description	Shares	Value (000)
CenterPoint Energy	365	$8
CMS Energy	226	5
Consolidated Edison	250	15
Cooper Industries	136	10
DTE Energy	147	9
Duke Energy	602	39
Exelon	730	26
First Solar *	51	1
FirstEnergy	358	16
Integrys Energy Group	67	4
NextEra Energy	362	25
NiSource	244	6
Northeast Utilities	10,768	412
Pepco Holdings	196	4
Pinnacle West Capital	94	5
PPL	496	14
Public Service Enterprise Group	432	14
Rockwell Automation	121	9
Roper Industries	83	9
SCANA	112	5
Southern	748	34
TECO Energy	174	3
Wisconsin Energy	197	7
Xcel Energy	416	12
Total Electrical Services		901
Electronic Equipment & Instruments [1.3%]
Amphenol, Cl A	137	8
Avnet *	19,000	553
FLIR Systems	129	3
Jabil Circuit	160	3
Molex	118	3
TE Connectivity	365	12
Total Electronic Equipment & Instruments		582
Energy [0.2%]
Dominion Resources	491	26
Edison International	278	13
Entergy	151	10
PG&E	365	16
Sempra Energy	192	12
Total Energy		77
Engineering Services [0.0%]
Fluor	143	8

Description	Shares	Value (000)
Entertainment [2.3%]
Carnival	382	$14
Chipotle Mexican Grill, Cl A *	217	69
Darden Restaurants	109	6
International Game Technology	228	3
Las Vegas Sands	3,960	184
Marriott International, Cl A	215	8
Starbucks	5,040	256
Starwood Hotels & Resorts Worldwide	3,468	201
Wendy's	46,300	211
Wyndham Worldwide	122	6
Wynn Resorts	68	8
Total Entertainment		966
Financial Services [2.3%]
American Express	9,013	513
Capital One Financial	7,297	416
Charles Schwab	937	12
CME Group, Cl A	262	15
Discover Financial Services	441	18
Hudson City Bancorp	406	3
IntercontinentalExchange *	62	8
Nasdaq Stock Market	101	2
NYSE Euronext	211	5
People's United Financial	301	4
SLM	402	6
Western Union	515	9
Total Financial Services		1,011
Food, Beverage & Tobacco [3.3%]
Beam	135	8
Brown-Forman, Cl B	130	8
Coca-Cola	15,471	587
Coca-Cola Enterprises	237	7
ConAgra Foods	347	10
Constellation Brands, Cl A *	126	4
Dr Pepper Snapple Group	180	8
General Mills	555	22
Kellogg Company	211	11
Kraft Foods, Cl A	1,518	63
Molson Coors Brewing, Cl B	133	6
Monster Beverage *	131	7
PepsiCo	9,540	675
Safeway	205	3
Total Food, Beverage & Tobacco		1,419

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 69

schedule of investments
September 30, 2012
Diversified Equity Fund (continued)

Description	Shares	Value (000)
Gas/Natural Gas [0.0%]
AGL Resources	100	$4
ONEOK	175	9
Total Gas/Natural Gas		13
Healthcare Technology [0.4%]
Cerner *	2,584	200
Healthcare Products & Services [1.8%]
Agilent Technologies	4,208	162
Cardinal Health	291	11
Humana	138	10
Life Technologies *	150	7
McKesson	5,664	487
Medtronic	872	38
PerkinElmer	97	3
Thermo Fisher Scientific	313	18
UnitedHealth Group	883	49
Waters *	75	6
Total Healthcare Products & Services		791
Household Furniture & Fixtures [0.4%]
Harman International Industries	58	3
Lennar, Cl A	3,559	124
Newell Rubbermaid	247	5
PulteGroup *	288	4
Stanley Black & Decker	144	11
Whirlpool	66	5
Total Household Furniture & Fixtures		152
Independent Power Producers & Energy Trader [0.0%]
AES	531	6
NRG Energy	195	4
Total Independent Power Producers & Energy Trader		10
Industrial [0.0%]
Dun & Bradstreet	38	3
Equifax	102	5
Robert Half International	122	3
Total Industrial		11
Insurance [6.3%]
ACE	290	22
Aetna	286	11
Aflac	401	19

Description	Shares	Value (000)
Allstate	415	$16
American International Group *	12,697	416
Aon	276	14
Assurant	70	3
Berkshire Hathaway, Cl B *	7,990	705
Chubb	227	17
Cigna	247	12
Cincinnati Financial	125	5
Coventry Health Care	114	5
DaVita *	72	8
Express Scripts Holding *	693	43
Genworth Financial, Cl A *	420	2
Hartford Financial Services Group	373	7
HCC Insurance Holdings	17,000	576
Lincoln National	238	6
Loews	4,967	205
Marsh & McLennan	466	16
MetLife	15,108	521
Principal Financial Group	237	6
Progressive	480	10
Prudential Financial	399	22
Tenet Healthcare *	356	2
Torchmark	82	4
Travelers	329	23
Unum Group	239	5
XL Group, Cl A	262	6
Total Insurance		2,707
Internet & Catalog Retail [0.1%]
Expedia	80	5
Netflix *	47	2
priceline.com *	43	27
TripAdvisor *	94	3
Total Internet & Catalog Retail		37
Investment Banker/Broker Dealer [1.1%]
Affiliated Managers Group *	1,650	203
Ameriprise Financial	180	10
BlackRock, Cl A	109	19
E*Trade Financial *	220	2
Federated Investors, Cl B	80	2
Franklin Resources	118	15
Goldman Sachs Group	385	44
Invesco	380	9
JPMorgan Chase	3,248	131
Legg Mason	103	3
Morgan Stanley	1,183	20
Northern Trust	187	9

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 70

schedule of investments
September 30, 2012
Diversified Equity Fund (continued)

Description	Shares	Value (000)
T Rowe Price Group	217	$14
Total Investment Banker/Broker Dealer		481
Machinery [2.3%]
AGCO *	4,600	218
Caterpillar	3,318	285
Cummins	1,491	138
Deere	1,715	141
Dover	157	9
Eaton	288	14
Flowserve	44	6
Illinois Tool Works	369	22
Ingersoll-Rand	245	11
Joy Global	91	5
Pall	99	6
Snap-on	50	4
SPX	2,110	138
Xylem	159	4
Total Machinery		1,001
Manufacturing [1.6%]
Tyco International	12,543	706
Medical Products & Services [6.4%]
Bard (C.R.)	67	7
Baxter International	5,268	317
Becton Dickinson	171	13
Boston Scientific *	1,213	7
CareFusion *	21,532	611
Covidien	9,961	592
DENTSPLY International	122	5
Edwards Lifesciences *	99	11
Hospira *	141	5
Intuitive Surgical *	384	190
Laboratory Corp of America Holdings *	6,282	581
Patterson	11,072	379
Quest Diagnostics	135	9
St. Jude Medical	268	11
Stryker	248	14
Varian Medical Systems *	95	6
WellPoint	278	16
Zimmer Holdings	149	10
Total Medical Products & Services		2,784
Miscellaneous Manufacturing [0.0%]
Leggett & Platt	121	3

Description	Shares	Value (000)
Multi-Media [0.2%]
Walt Disney	1,534	$80
Office Equipment & Supplies [0.0%]
Avery Dennison	87	3
Office Furniture & Fixtures [1.6%]
Autodesk *	194	7
BMC Software *	125	5
Citrix Systems *	160	12
Electronic Arts *	272	3
Fortinet *	2,810	68
Intuit	236	14
Red Hat *	165	9
Salesforce.com *	1,059	162
Splunk *	2,100	77
TIBCO Software *	4,690	142
VMware, Cl A *	2,170	210
Total Office Furniture & Fixtures		709
Paper & Related Products [0.5%]
International Paper	374	14
MeadWestvaco	148	5
Packaging Corp of America	5,600	203
Sealed Air	149	2
Total Paper & Related Products		224
Personal Products [0.0%]
Avon Products	369	6
Petroleum & Fuel Products [8.9%]
Alpha Natural Resources *	188	1
Anadarko Petroleum	1,718	120
Apache	335	29
Baker Hughes	376	17
Cabot Oil & Gas	2,170	97
Cameron International *	211	12
Chesapeake Energy	443	8
Chevron	1,678	196
Concho Resources *	1,750	166
ConocoPhillips	4,439	254
Consol Energy	195	6
Denbury Resources *	335	5
Devon Energy	322	19
Diamond Offshore Drilling	59	4
Enbridge	3,050	119
Ensco, Cl A	199	11
EOG Resources	231	26
EQT	128	8

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 71

schedule of investments
September 30, 2012
Diversified Equity Fund (continued)

Description	Shares	Value (000)
Exxon Mobil	3,947	$361
FMC Technologies *	204	9
Halliburton	793	27
Helmerich & Payne	90	4
Hess	254	14
Kinder Morgan	488	17
Marathon Oil	603	18
Marathon Petroleum	289	16
Murphy Oil	158	8
Nabors Industries *	249	3
National Oilwell Varco	365	29
Newfield Exploration *	115	4
Noble	13,416	480
Noble Energy	152	14
Occidental Petroleum	693	60
Peabody Energy	229	5
Phillips 66	5,186	240
Pioneer Natural Resources	105	11
QEP Resources	152	5
Range Resources	139	10
Rowan, Cl A *	106	4
Schlumberger	5,054	366
Southwestern Energy *	11,198	389
Spectra Energy	13,758	404
Sunoco	90	4
Tesoro	120	5
Valero Energy	471	15
Whiting Petroleum *	4,500	213
Williams	535	19
WPX Energy *	170	3
Total Petroleum & Fuel Products		3,855
Printing & Publishing [0.1%]
Cintas	92	4
Gannett	198	4
Iron Mountain	129	4
Pitney Bowes	172	2
Republic Services, Cl A	256	7
RR Donnelley & Sons	154	2
Stericycle *	73	7
Total Printing & Publishing		30
Railroads [0.1%]
CSX	890	18
Real Estate Investment Trust [0.9%]
American Tower, Cl A	338	24
Apartment Investment & Management, Cl A	124	3

Description	Shares	Value (000)
AvalonBay Communities	83	$11
Boston Properties	129	14
Equity Residential	257	15
HCP	367	16
Health Care	218	13
Host Hotels & Resorts	618	10
Kimco Realty	348	7
Plum Creek Timber	138	6
ProLogis	394	14
Public Storage	123	17
Simon Property Group	1,240	188
Ventas	252	16
Vornado Realty Trust	145	12
Weyerhaeuser	460	12
Total Real Estate Investment Trust		378
Real Estate Management & Development [1.9%]
Brookfield Asset Management, Cl A	19,400	669
CBRE Group, Cl A *	8,938	165
Total Real Estate Management & Development		834
Retail [3.7%]
Abercrombie & Fitch, Cl A	70	2
AutoNation *	33	1
Bed Bath & Beyond *	199	13
Best Buy	227	4
Big Lots *	51	2
CarMax *	195	6
Costco Wholesale	370	37
CVS	1,088	52
Dollar Tree *	197	10
Family Dollar Stores	83	5
Gap	255	9
GNC Holdings, Cl A	3,320	129
Home Depot	5,609	339
JC Penney	10,522	256
Kohl's	185	9
Kroger	466	11
Limited Brands	204	10
Lowe's	975	29
Macy's	344	13
McDonald's	863	79
Nordstrom	131	7
O'Reilly Automotive *	102	9
Ross Stores	191	12
Sherwin-Williams	73	11
Staples	583	7

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 72

schedule of investments
September 30, 2012
Diversified Equity Fund (continued)

Description	Shares	Value (000)
SYSCO	502	$16
Target	560	36
Tiffany	102	6
TJX	630	28
Urban Outfitters *	94	4
Walgreen	733	27
Wal-Mart Stores	1,437	106
Whole Foods Market	1,727	168
Yum! Brands	1,680	111
Total Retail		1,564
Schools [0.0%]
Apollo Group, Cl A *	86	2
Semi-Conductors [2.3%]
Advanced Micro Devices *	514	2
Altera	7,414	252
Analog Devices	256	10
Applied Materials	1,058	12
ASML Holding, Cl G	2,670	143
Broadcom, Cl A	6,970	241
Intel	4,278	97
KLA-Tencor	142	7
Lam Research *	156	5
Linear Technology	197	6
LSI *	477	3
Microchip Technology	166	5
Micron Technology *	870	5
NVIDIA *	530	7
NXP Semiconductor *	6,900	173
Teradyne *	160	2
Texas Instruments	973	27
Xilinx	224	8
Total Semi-Conductors		1,005
Steel & Steel Works [0.1%]
Nucor	272	10
Telephones & Telecommunications [3.6%]
AT&T	14,933	563
CenturyLink	532	22
Corning	31,374	413
Crown Castle International *	250	16
Frontier Communications	853	4
MetroPCS Communications *	270	3
Sprint Nextel *	2,566	14
Verizon Communications	2,436	111
Vodafone Group ADR	13,400	382

Description	Shares	Value (000)
Windstream	503	$5
Total Telephones & Telecommunications		1,533
Trading Companies & Distributors [0.1%]
Fastenal	230	10
WW Grainger	51	10
Total Trading Companies & Distributors		20
Transportation Services [0.3%]
CH Robinson Worldwide	138	8
Expeditors International of Washington	180	7
FedEx	250	21
Norfolk Southern	274	17
Union Pacific	405	48
United Parcel Service, Cl B	615	44
Total Transportation Services		145
Trucking [0.0%]
Ryder System	44	2
Waste Management Services [0.0%]
Waste Management	373	12
Web Portals/ISP [3.2%]
Akamai Technologies *	151	6
Amazon.com *	1,329	339
Facebook, Cl A *	6,920	150
Google, Cl A *	833	628
Juniper Networks *	7,850	134
LinkedIn, Cl A *	740	89
VeriSign *	134	7
Yahoo! *	891	14
Total Web Portals/ISP		1,367
Wholesale [0.4%]
Archer-Daniels-Midland	563	15
Campbell Soup	154	5
Dean Foods *	158	3
Hershey	130	9
HJ Heinz	274	15
Hormel Foods	115	4
JM Smucker	94	8
McCormick	113	7
Mead Johnson Nutrition, Cl A	1,634	120

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 73

schedule of investments
September 30, 2012
Diversified Equity Fund (concluded)

Description	Shares	Value (000)
Tyson Foods, Cl A	248	$4
Total Wholesale		190
Total Common Stock (Cost $37,705)		42,290
Short-Term Investments [10.0%]
CNI Government Money Market Fund, Cl I, 0.010% **†	2,152,391	2,152
SEI Daily Income Trust Government Fund, Cl A, 0.020% **	2,152,391	2,152
Total Short-Term Investments (Cost $4,305)		4,304
Total Investments [107.8%] (Cost $42,010)		$46,594

Percentages are based on Net Assets of $43,236 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2012.

†	Investment in Affiliate.

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2012, all of the Fund’s investments are Level 1.

For the year ended September 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 74

schedule of investments
September 30, 2012
Large Cap Value Equity Fund

Description	Shares	Value (000)
Common Stock [93.4%]
Aerospace & Defense [0.9%]
Engility Holdings *	2,600	$48
L-3 Communications Holdings, Cl 3	15,600	1,119
Total Aerospace & Defense		1,167
Auto Components [1.5%]
Magna International	42,300	1,830
Beverages [0.6%]
PepsiCo	10,200	722
Capital Markets [3.7%]
Bank of New York Mellon	52,900	1,197
Goldman Sachs Group	16,531	1,879
State Street	34,800	1,460
Total Capital Markets		4,536
Commercial Banks [4.8%]
US Bancorp	74,500	2,555
Wells Fargo	98,960	3,417
Total Commercial Banks		5,972
Commercial Services & Supplies [2.5%]
Iron Mountain	64,000	2,183
Waste Management	30,500	979
Total Commercial Services & Supplies		3,162

Description	Shares	Value (000)
Communications Equipment [2.2%]
Cisco Systems	146,000	$2,787
Consumer Finance [1.8%]
American Express	40,200	2,286
Diversified Financial Services [5.0%]
Citigroup	88,397	2,892
JPMorgan Chase	83,200	3,368
Total Diversified Financial Services		6,260
Diversified Telecommunication Services [3.5%]
AT&T	79,917	3,013
Verizon Communications	30,500	1,390
Total Diversified Telecommunication Services		4,403
Electric Utilities [2.7%]
American Electric Power	23,800	1,046
Edison International	35,500	1,622
NextEra Energy	10,200	717
Total Electric Utilities		3,385
Electronic Equipment [1.9%]
Corning	177,200	2,330
Food & Staples Retailing [4.2%]
Walgreen	52,000	1,895
Wal-Mart Stores	45,000	3,321
Total Food & Staples Retailing		5,216
Gas Utilities [0.6%]
Southwest Gas	15,500	685
Healthcare Equipment & Supplies [0.5%]
Becton Dickinson	6,900	542
Healthcare Providers & Services [1.8%]
Aetna	34,200	1,354
Cigna	18,500	873
Total Healthcare Providers & Services		2,227
Household Products [1.9%]
Procter & Gamble	34,700	2,406

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 75

schedule of investments
September 30, 2012
Large Cap Value Equity Fund (continued)

Description	Shares	Value (000)
Industrial Conglomerates [2.6%]
General Electric	143,200	$3,252
Insurance [8.2%]
Aflac	58,362	2,795
Berkshire Hathaway, Cl B *	35,400	3,122
Marsh & McLennan	63,100	2,141
Travelers	31,700	2,164
Total Insurance		10,222
IT Services [1.5%]
Western Union	100,000	1,822
Machinery [1.6%]
AGCO *	40,700	1,932
Media [3.8%]
Cablevision Systems, Cl A	161,000	2,552
Comcast, Cl A	61,100	2,185
Total Media		4,737
Metals & Mining [3.1%]
Barrick Gold	45,400	1,896
Newmont Mining	34,400	1,927
Total Metals & Mining		3,823
Multiline Retail [4.1%]
Big Lots *	66,300	1,961
JC Penney	55,300	1,343
Target	28,200	1,790
Total Multiline Retail		5,094
Multi-Utilities [3.2%]
National Grid PLC ADR	27,200	1,506
PG&E	42,000	1,792
Public Service Enterprise Group	22,100	711
Total Multi-Utilities		4,009
Oil, Gas & Consumable Fuels [11.1%]
BP ADR	40,900	1,732
Chesapeake Energy	101,300	1,912
Chevron	25,440	2,965
ConocoPhillips	46,680	2,669
Exxon Mobil	33,500	3,064

Description	Shares	Value (000)
Hess	26,000	$1,397
Total Oil, Gas & Consumable Fuels		13,739
Pharmaceuticals [4.7%]
Abbott Laboratories	21,700	1,488
Eli Lilly	35,600	1,688
Merck	32,200	1,452
Teva Pharmaceutical Industries ADR	29,900	1,238
Total Pharmaceuticals		5,866
Real Estate Management & Development [1.9%]
Brookfield Asset Management, Cl A	68,200	2,354
Road & Rail [1.7%]
Union Pacific	17,800	2,113
Semiconductors & Semiconductor Equipment [1.3%]
Intel	72,200	1,638
Software [2.7%]
Microsoft	114,600	3,412
Specialty Retail [0.7%]
Staples	82,700	953
Trading Companies & Distributors [1.1%]
United Rentals *	40,000	1,308
Total Common Stock (Cost $105,121)		116,190
Short-Term Investments [6.7%]
CNI Prime Money Market Fund, Cl I, 0.030% **†	4,191,720	4,192
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.070% **	4,191,720	4,192
Total Short-Term Investments (Cost $8,383)		8,384
Total Investments [100.1%] (Cost $113,504)		$124,574

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 76

schedule of investments
September 30, 2012
Large Cap Value Equity Fund (concluded)

Percentages are based on Net Assets of $124,400 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2012.

†	Investment in Affiliate.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

As of September 30, 2012, all of the Fund’s investments are Level 1.

For the year ended September 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 77

schedule of investments
September 30, 2012
Large Cap Growth Equity Fund

Description	Shares	Value (000)
Common Stock [98.1%]
Aerospace & Defense [2.6%]
Boeing	8,500	$592
Textron	26,400	691
Total Aerospace & Defense		1,283
Air Freight & Logistics [1.4%]
FedEx	8,400	711
Beverages [2.5%]
Dr Pepper Snapple Group	13,800	615
Fomento Economico Mexicano ADR	6,800	625
Total Beverages		1,240
Biotechnology [7.4%]
Celgene *	15,600	1,192
Gilead Sciences *	25,300	1,678
Onyx Pharmaceuticals *	9,400	794
Total Biotechnology		3,664
Chemicals [1.4%]
Mosaic	12,100	697
Commercial Banks [1.2%]
Wells Fargo	17,650	609
Communications Equipment [3.4%]
Qualcomm	26,600	1,662

Description	Shares	Value (000)
Computers & Peripherals [13.8%]
Apple	8,300	$5,538
EMC *	46,600	1,271
Total Computers & Peripherals		6,809
Diversified Telecommunication Services [0.9%]
Verizon Communications	9,500	433
Energy Equipment & Services [5.5%]
Baker Hughes	16,300	737
Halliburton	14,100	475
National Oilwell Varco	8,300	665
Schlumberger	11,600	839
Total Energy Equipment & Services		2,716
Food & Staples Retailing [5.0%]
CVS	28,000	1,356
Wal-Mart Stores	14,800	1,092
Total Food & Staples Retailing		2,448
Food Products [4.2%]
Bunge	14,300	959
Dean Foods *	68,700	1,123
Total Food Products		2,082
Healthcare Equipment & Supplies [2.1%]
Baxter International	17,000	1,025
Healthcare Providers & Services [1.7%]
UnitedHealth Group	14,900	826
Hotels, Restaurants & Leisure [1.4%]
Starbucks	13,500	685
Household Products [1.5%]
Energizer Holdings	10,000	746
Independent Power Producers & Energy Traders [0.8%]
AES	37,400	410
Industrial Conglomerates [1.9%]
Danaher	16,700	921

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 78

schedule of investments
September 30, 2012
Large Cap Growth Equity Fund (concluded)

Description	Shares	Value (000)
Insurance [1.9%]
Prudential Financial	16,800	$916
Internet & Catalog Retail [1.3%]
priceline.com *	1,000	619
Internet Software & Services [3.4%]
Google, Cl A *	2,250	1,698
IT Services [4.3%]
IBM	5,100	1,058
Mastercard, Cl A	2,300	1,038
Total IT Services		2,096
Life Sciences Tools & Services [1.4%]
Agilent Technologies	18,000	692
Machinery [1.6%]
Cummins	8,500	784
Media [5.8%]
Comcast, Cl A	27,100	969
DIRECTV *	24,600	1,291
Omnicom Group	12,100	624
Total Media		2,884
Metals & Mining [2.2%]
Allegheny Technologies	16,300	520
Goldcorp	12,700	582
Total Metals & Mining		1,102
Multiline Retail [1.7%]
Target	13,000	825
Oil, Gas & Consumable Fuels [5.7%]
Chevron	7,300	851
Exxon Mobil	21,200	1,939
Total Oil, Gas & Consumable Fuels		2,790
Pharmaceuticals [3.8%]
Mylan *	49,900	1,217
Shire ADR	7,800	692
Total Pharmaceuticals		1,909

Description	Shares	Value (000)
Real Estate Management & Development [1.5%]
Jones Lang LaSalle	9,500	$725
Road & Rail [1.4%]
Norfolk Southern	10,900	693
Software [3.4%]
Microsoft	35,200	1,049
Nuance Communications *	25,800	642
Total Software		1,691
Total Common Stock (Cost $38,854)		48,391
Short-Term Investments [1.7%]
CNI Prime Money Market Fund, Cl I, 0.030% **†	418,821	419
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.070% **	418,821	419
Total Short-Term Investments (Cost $838)		838
Total Investments [99.8%] (Cost $39,692)		$49,229

Percentages are based on Net Assets of $49,333 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2012.

†	Investment in Affiliate.

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2012, all of the Fund’s investments are Level 1.

For the year ended September 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 79

schedule of investments
September 30, 2012
Socially Responsible Equity Fund

Description	Shares	Value (000)
Common Stock [96.0%]
Automotive [4.8%]
Ford Motor	154,200	$1,521
Johnson Controls	58,700	1,608
Paccar	49,000	1,961
Total Automotive		5,090
Banks [7.8%]
CIT Group *	66,500	2,620
Cullen	21,400	1,229
M&T Bank	23,500	2,236
US Bancorp	64,000	2,195
Total Banks		8,280
Broadcasting & Cable [2.0%]
Cisco Systems	109,800	2,096
Building & Construction [1.8%]
Owens Corning *	58,900	1,971
Chemicals [2.7%]
EI du Pont de Nemours	56,200	2,825
Commercial Banks [1.9%]
BB&T	62,000	2,056
Communication & Media [1.0%]
Time Warner	22,700	1,029

Description	Shares	Value (000)
Computer Software [0.9%]
Microsoft	32,200	$959
Distributors [1.7%]
Genuine Parts	30,200	1,843
Drugs [3.0%]
Abbott Laboratories	46,400	3,181
Electrical Equipment [1.8%]
Emerson Electric	39,200	1,892
Electrical Services [1.8%]
Northeast Utilities	49,600	1,896
Electronic Equipment & Instruments [2.6%]
Arrow Electronics *	80,300	2,707
Financial Services [2.9%]
American Express	25,500	1,450
CME Group, Cl A	27,200	1,558
Total Financial Services		3,008
Food, Beverage & Tobacco [2.9%]
PepsiCo	43,700	3,093
Healthcare Products & Services [3.5%]
Cardinal Health	45,100	1,758
McKesson	23,200	1,996
Total Healthcare Products & Services		3,754
Household Furniture & Fixtures [1.6%]
Whirlpool	20,000	1,658
Insurance [10.6%]
American International Group *	61,000	2,000
Berkshire Hathaway, Cl B *	28,200	2,487
Chubb	40,500	3,090
HCC Insurance Holdings	62,500	2,118
Loews	36,600	1,510
Total Insurance		11,205
Machinery [2.0%]
Eaton	44,000	2,079

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 80

schedule of investments
September 30, 2012
Socially Responsible Equity Fund (concluded)

Description	Shares	Value (000)
Manufacturing [2.0%]
Tyco International	37,475	$2,108
Medical Products & Services [9.3%]
Baxter International	33,000	1,989
CareFusion *	74,500	2,115
Laboratory Corp of America Holdings *	33,300	3,079
Patterson	76,700	2,626
Total Medical Products & Services		9,809
Paper & Related Products [1.9%]
Packaging Corp of America	55,800	2,026
Petroleum & Fuel Products [10.5%]
ConocoPhillips	53,000	3,030
Encana	45,800	1,004
Phillips 66	21,000	974
Southwestern Energy *	57,600	2,003
Spectra Energy	103,600	3,042
Whiting Petroleum *	21,000	995
Total Petroleum & Fuel Products		11,048
Property & Casualty Insurance [1.6%]
Fidelity National Financial, Cl A	80,000	1,711
Real Estate Management & Development [3.3%]
Brookfield Asset Management, Cl A	101,000	3,486
Retail [1.6%]
Home Depot	28,000	1,691
Semi-Conductors [3.9%]
Analog Devices	55,500	2,175
Intel	87,900	1,994
Total Semi-Conductors		4,169
Telephones & Telecommunications [3.6%]
Corning	141,400	1,859
Vodafone Group ADR	67,900	1,935
Total Telephones & Telecommunications		3,794

Description	Shares	Value (000)
Transportation Services [1.0%]
United Parcel Service, Cl B	14,300	$1,024
Total Common Stock (Cost $88,870)		101,488
Short-Term Investment [4.5%]
AIM STIT-Government TaxAdvantage Portfolio, 0.020% **	4,730,376	4,730
Total Short-Term Investment (Cost $4,730)		4,730
Total Investments [100.5%] (Cost $93,600)		$106,218

Percentages are based on Net Assets of $105,740 ($ Thousands).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2012.

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2012, all of the Fund’s investments are Level 1.

For the year ended September 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 81

statements of assets and liabilities (000)
September 30, 2012

	Government Money Market Fund	Prime Money Market Fund	California Tax Exempt Money Market Fund
ASSETS:
Cost of securities (including repurchase agreements)	$3,192,673	$1,156,892	$864,072
Investments in securities, at value	$2,412,673	$1,011,892	$864,072
Repurchase agreements, at value	780,000	145,000	—
Cash	—	—	39,709
Dividend and interest receivable	1,537	335	577
Prepaid expenses	50	19	14
Total Assets	3,194,260	1,157,246	904,372

LIABILITIES:
Payable for income distributions	8	14	2
Investment adviser fees payable	293	214	19
Shareholder servicing & distribution fees payable	—	8	—
Administrative fees payable	102	36	27
Trustees' fees payable	3	1	1
Accrued expenses	412	149	156
Total Liabilities	818	422	205
Net Assets	$3,193,442	$1,156,824	$904,167

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$3,193,449	$1,156,838	$904,165
Accumulated net realized gain (loss) on investments	(7)	(14)	2
Net Assets	$3,193,442	$1,156,824	$904,167

Institutional Class Shares ($Dollars):
Net Assets	$96,452,291	$506,728,203	$137,665,448
Total shares outstanding at end of year	96,453,760	506,807,571	137,667,186
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

Class N Shares ($Dollars):
Net Assets	$2,808,067,900	$394,035,798	$666,531,441
Total shares outstanding at end of year	2,808,071,704	394,097,984	666,532,990
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

Class S Shares ($Dollars):
Net Assets	$288,921,922	$256,060,484	$99,970,081
Total shares outstanding at end of year	288,923,674	256,025,908	99,966,390
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$1.00	$1.00

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 82

statements of assets and liabilities (000)
September 30, 2012

	Limited Maturity Fixed Income Fund	Government Bond Fund	Corporate Bond Fund	California Tax Exempt Bond Fund
ASSETS:
Cost of securities (including affiliated investments)	$54,873	$184,508	$129,663	$56,501
Investments in securities, at value	$53,542	$184,684	$133,345	$57,338
Affiliated investments, at value	1,954	4,542	1,413	1,499
Cash	17	—	—	—
Receivable for investment securities sold	545	—	—	—
Dividend and income receivable	323	608	1,139	656
Receivable for capital shares sold	—	1,099	849	66
Prepaid expenses	1	3	2	1
Total Assets	56,382	190,936	136,748	59,560

LIABILITIES:
Payable for income distributions	19	68	198	87
Payable for capital shares redeemed	2,525	1,147	125	45
Payable for investment securities purchased	1,300	7,000	—	1,460
Investment adviser fees payable	26	70	42	13
Shareholder servicing & distribution fees payable	4	27	27	14
Administrative fees payable	2	7	5	2
Accrued expenses	18	24	29	6
Total Liabilities	3,894	8,343	426	1,627
Net Assets	$52,488	$182,593	$136,322	$57,933

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$54,015	$178,782	$130,150	$55,169
Accumulated net realized gain (loss) on investments	(2,150)	(907)	1,077	428
Net unrealized appreciation on investments	623	4,718	5,095	2,336
Net Assets	$52,488	$182,593	$136,322	$57,933

Institutional Class Shares ($Dollars):
Net Assets	$48,140,353	$55,501,972	$—	$—
Total shares outstanding at end of year	4,279,098	5,173,476	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$11.25	$10.73	$—	$—

Class N Shares ($Dollars):
Net Assets	$4,347,229	$2,970,259	$2,535,162	$6,093,144
Total shares outstanding at end of year	386,167	276,415	232,310	561,150
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$11.26	$10.75	$10.91	$10.86

Servicing Class Shares ($Dollars)^:
Net Assets	$—	$124,121,155	$133,786,961	$51,839,687
Total shares outstanding at end of year	—	11,573,869	12,273,969	4,788,216
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$10.72	$10.90	$10.83

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 83

statements of assets and liabilities (000)
September 30, 2012

	Full Maturity Fixed Income Fund	High Yield Bond Fund	Multi-Asset Fund	Diversified Equity Fund
ASSETS:
Cost of securities (including affiliated investments)	$44,681	$146,992	$42,740	$42,010
Investments in securities, at value	$45,984	$145,789	$34,834	$44,442
Affiliated investments, at value	1,045	4,630	9,806	2,152
Cash	11	864	11	—
Dividend and income receivable	333	3,500	108	33
Receivable for investment securities sold	814	178	—	305
Receivable for capital shares sold	—	374	98	—
Prepaid expenses	1	2	1	1
Total Assets	48,188	155,337	44,858	46,933

LIABILITIES:
Payable for income distributions	13	467	53	13
Payable for capital shares redeemed	1,236	74	—	3,318
Payable for investment securities purchased	—	875	—	321
Investment adviser fees payable	20	94	18	25
Shareholder servicing & distribution fees payable	—	39	12	2
Administrative fees payable	2	6	2	2
Accrued expenses	16	17	6	16
Total Liabilities	1,287	1,572	91	3,697
Net Assets	$46,901	$153,765	$44,767	$43,236

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$43,598	$150,849	$46,525	$55,764
Undistributed net investment income	—	23	19	—
Accumulated net realized gain (loss) on investments	955	(534)	(3,677)	(17,112)
Net unrealized appreciation on investments	2,348	3,427	1,900	4,584
Net Assets	$46,901	$153,765	$44,767	$43,236

Institutional Class Shares ($Dollars):
Net Assets	$46,594,895	$40,891,153	$12,535,826	$39,412,049
Total shares outstanding at end of year	4,211,604	4,734,257	1,201,052	2,852,341
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$11.06	$8.64	$10.44	$13.82

Class N Shares ($Dollars):
Net Assets	$306,302	$38,628,649	$25,001,719	$3,823,649
Total shares outstanding at end of year	27,708	4,473,145	2,395,172	275,890
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$11.05	$8.64	$10.44	$13.86

Servicing Class Shares ($Dollars)^:
Net Assets	$—	$74,245,320	$7,229,852	$—
Total shares outstanding at end of year	—	8,598,833	691,827	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$8.63	$10.45	$—

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 84

statements of assets and liabilities (000)
September 30, 2012

	Large Cap Value Equity Fund	Large Cap Growth Equity Fund	Socially Responsible Equity Fund
ASSETS:
Cost of securities (including affiliated investments)	$113,504	$39,692	$93,600
Investments in securities, at value	$120,382	$48,810	$106,218
Affiliated investments, at value	4,192	419	—
Cash	—	—	8
Dividend and income receivable	142	23	126
Receivable for investment securities sold	—	—	4,395
Receivable for capital shares sold	237	145	115
Prepaid expenses	2	1	1
Total Assets	124,955	49,398	110,863

LIABILITIES:
Payable for income distributions	113	16	—
Payable for capital shares redeemed	337	2	131
Payable for investment securities purchased	—	—	4,891
Investment adviser fees payable	63	26	65
Shareholder servicing & distribution fees payable	22	13	6
Administrative fees payable	5	2	4
Accrued expenses	15	6	26
Total Liabilities	555	65	5,123
Net Assets	$124,400	$49,333	$105,740

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$112,873	$39,560	$103,543
Accumulated net realized gain (loss) on investments	457	236	(10,421)
Net unrealized appreciation on investments	11,070	9,537	12,618
Net Assets	$124,400	$49,333	$105,740

Institutional Class Shares ($Dollars):
Net Assets	$33,445,054	$—	$80,109,390
Total shares outstanding at end of year	3,620,026	—	7,964,719
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$9.24	$—	$10.06

Class N Shares ($Dollars):
Net Assets	$9,883,041	$11,535,552	$25,631,057
Total shares outstanding at end of year	1,071,622	1,206,008	2,553,490
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$9.22	$9.57	$10.04

Servicing Class Shares ($Dollars)^:
Net Assets	$81,071,779	$37,797,173	$—
Total shares outstanding at end of year	8,775,289	3,906,841	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$9.24	$9.67	$—

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 85

statements of operations
For the year ended September 30, 2012

	Government Money Market Fund (000)	Prime Money Market Fund (000)	California Tax Exempt Money Market Fund (000)
INCOME:
Interest Income	$4,887	$3,125	$1,205
Total Investment Income	4,887	3,125	1,205

EXPENSES:
Investment Advisory Fees	8,621	3,091	2,476
Shareholder Servicing Fees — Institutional Class	262	1,373	380
Shareholder Servicing Fees — Class N(1)	21,821	3,052	5,130
Shareholder Servicing Fees — Class S(1)	2,261	2,103	606
Administration Fees	1,606	599	445
Transfer Agent Fees	217	81	60
Trustee Fees	159	61	44
Professional Fees	447	159	133
Printing Fees	144	48	39
Custody Fees	146	54	12
Registration Fees	128	53	37
Insurance and Other Expenses	293	117	86
Total Expenses	36,105	10,791	9,448
Less, Waivers of:
Investment Advisory Fees	(6,662)	(1,222)	(2,066)
Shareholder Servicing Fees — Institutional Class	(262)	(1,373)	(380)
Shareholder Servicing Fees — Class N(1)	(21,821)	(3,011)	(5,130)
Shareholder Servicing Fees — Class S(1)	(2,260)	(2,065)	(606)
Administration Fees	(329)	(123)	(92)
Transfer Agent Fees	(217)	(81)	(60)
Net Expenses	4,554	2,916	1,114

Net Investment Income	333	209	91
Net Realized Loss from Securities Transactions	(2)	(2)	—
Net Increase in Net Assets Resulting from Operations	$331	$207	$91

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 86

statements of operations
For the year ended September 30, 2012

	Limited Maturity Fixed Income Fund (000)	Government Bond Fund (000)	Corporate Bond Fund (000)	California Tax Exempt Bond Fund (000)
INCOME:
Interest Income	$682	$2,821	$3,701	$1,713
Total Investment Income	682	2,821	3,701	1,713

EXPENSES:
Investment Advisory Fees	221	763	486	158
Shareholder Servicing Fees — Class N(1)	28	14	12	26
Shareholder Servicing Fees — Servicing Class	—	364	298	134
Administration Fees	21	86	59	28
Transfer Agent Fees	41	13	8	4
Trustee Fees	2	8	6	3
Professional Fees	8	24	17	8
Custody Fees	2	8	5	3
Registration Fees	2	7	5	2
Printing Fees	2	7	5	3
Insurance and Other Expenses	4	17	19	5
Total Expenses	331	1,311	920	374
Recovery of Investment Advisory Fees Previously Waived(2)	—	43	1	—
Less, Waivers of:
Investment Advisory Fees	—	(25)	—	(17)
Shareholder Servicing Fees — Class N	(14)	—	—	—
Transfer Agent Fees	—	(13)	(8)	(4)
Net Expenses	317	1,316	913	353

Net Investment Income	365	1,505	2,788	1,360
Net Realized Gain from Securities Transactions	330	19	1,084	462
Net Change in Unrealized Appreciation on Investments	120	638	3,119	781
Net Increase in Net Assets Resulting from Operations	$815	$2,162	$6,991	$2,603

(1)	Includes class specific distribution expenses.

(2)	See Note 4 for Advisory Fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 87

statements of operations
For the year ended September 30, 2012
	Full Maturity Fixed Income Fund (000)	High Yield Bond Fund (000)	Multi-Asset Fund (000)	Diversified Equity Fund (000)
INCOME:
Dividend Income	$—	$1	$1,009	$734
Dividend Income from Affiliated Investments	—	—	223	—
Interest Income	1,318	11,145	70	—
Less: Foreign Taxes Withheld	—	—	—	(5)
Total Investment Income	1,318	11,146	1,302	729

EXPENSES:
Investment Advisory Fees	232	951	231	371
Shareholder Servicing Fees — Class N(1)	2	185	132	22
Shareholder Servicing Fees — Servicing Class	—	192	34	—
Administration Fees	22	62	23	24
Transfer Agent Fees	43	9	3	44
Trustee Fees	2	6	2	2
Professional Fees	6	20	6	7
Custody Fees	2	5	2	2
Registration Fees	2	4	2	3
Printing Fees	2	6	2	2
Insurance and Other Expenses	4	10	4	4
Total Expenses	317	1,450	441	481
Recovery of Investment Advisory Fees Previously Waived (2)	—	10	—	—
Less, Waiver of:
Investment Advisory Fees	—	(17)	—	(24)
Shareholder Servicing Fees — Class N(1)	(1)	—	—	(11)
Transfer Agent Fees	—	(9)	(3)	—
Net Expenses	316	1,434	438	446

Net Investment Income	1,002	9,712	864	283
Net Realized Gain (Loss) from Securities Transactions	1,134	1,469	(1,722)	2,951
Net Realized Gain from Affiliated Investments	—	—	76	—
Distributions of Realized Gains from Investment Company Shares	—	—	39	—
Net Change in Unrealized Appreciation on Investments	211	8,146	3,988	7,353
Net Change in Unrealized Appreciation on Affiliated Investments	—	—	187	—
Net Increase in Net Assets Resulting from Operations	$2,347	$19,327	$3,432	$10,587

(1)	Includes class specific distribution expenses.

(2)	See Note 4 for Advisory Fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 88

statements of operations
For the year ended September 30, 2012

	Large Cap Value Equity Fund (000)	Large Cap Growth Equity Fund (000)	Socially Responsible Equity Fund (000)
INCOME:
Dividend Income	$2,924	$613	$2,074
Less: Foreign Taxes Withheld	(18)	—	(16)
Total Investment Income	2,906	613	2,058

EXPENSES:
Investment Advisory Fees	722	303	680
Shareholder Servicing Fees — Class N(1)	48	54	84
Shareholder Servicing Fees — Servicing Class	224	89	—
Administration Fees	57	23	44
Transfer Agent Fees	8	3	56
Trustee Fees	6	2	4
Professional Fees	17	7	14
Custody Fees	5	2	4
Printing Fees	5	2	4
Registration Fees	4	2	3
Insurance and Other Expenses	10	5	8
Total Expenses	1,106	492	901
Less, Waiver of:
Shareholder Servicing Fees — Class N	—	—	(42)
Transfer Agent Fees	(8)	(3)	—
Net Expenses	1,098	489	859

Net Investment Income	1,808	124	1,199
Net Realized Gain from Securities Transactions	4,281	1,533	1,279
Net Change in Unrealized Appreciation on Investments	20,416	10,608	12,623
Net Increase in Net Assets Resulting from Operations	$26,505	$12,265	$15,101

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 89

statements of changes in net assets
For the years ended September 30,

	Government Money Market Fund (000)		Prime Money Market Fund (000)
	2012	2011	2012	2011
OPERATIONS:
Net Investment Income	$333	$489	$209	$495
Net Realized Gain (Loss) from Security Transactions	(2)	—	(2)	(12)
Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	—
Net Increase in Net Assets Resulting from Operations	331	489	207	483

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	(11)	(19)	(127)	(330)
Class N	(292)	(458)	(54)	(146)
Class S	(30)	(32)	(28)	(57)
Servicing Class^	—	—	—	—
Realized Capital Gains:
Institutional Class	—	—	—	—
Class N	—	—	—	—
Servicing Class^	—	—	—	—
Total Dividends and Distributions	(333)	(509)	(209)	(533)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	779,564	468,707	3,258,448	2,567,876
Shares Issued in Lieu of Dividends and Distributions	—	—	21	51
Shares Redeemed	(734,817)	(498,052)	(3,381,990)	(2,427,636)
Increase (Decrease) in Net Assets From Institutional Class Share Transactions	44,747	(29,345)	(123,521)	140,291

Class N:
Shares Issued	4,477,708	6,046,915	788,534	1,236,194
Shares Issued in Lieu of Dividends and Distributions	237	374	37	93
Shares Redeemed	(4,595,995)	(5,719,187)	(844,817)	(1,218,312)
Increase (Decrease) in Net Assets from Class N Share Transactions	(118,050)	328,102	(56,246)	17,975

Class S:
Shares Issued	903,404	849,467	1,112,831	1,490,167
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	(905,676)	(906,968)	(1,121,886)	(1,577,615)
Increase (Decrease) in Net Assets from Class S Share Transactions	(2,272)	(57,501)	(9,055)	(87,448)

Servicing Class^:
Shares Issued	—	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	—	—	—	—
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	—	—	—	—

Net Increase (Decrease) in Net Assets From Share Transactions	(75,575)	241,256	(188,822)	70,818
Total Increase (Decrease) in Net Assets	(75,577)	241,236	(188,824)	70,768

NET ASSETS:
Beginning of Year	3,269,019	3,027,783	1,345,648	1,274,880
End of Year	$3,193,442	$3,269,019	$1,156,824	$1,345,648
Undistributed Net Investment Income	$—	$—	$—	$—

(1)	See Note 8 for shares issued and redeemed.

(2)	Institutional Class commenced operations on February 1, 2012.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 90

California Tax Exempt Money Market Fund (000)		Limited Maturity Fixed Income Fund (000)		Government Bond Fund (000)(2)		Corporate Bond Fund (000)
2012	2011	2012	2011	2012	2011	2012	2011

$91	$164	$365	$579	$1,505	$2,380	$2,788	$3,384
—	—	330	359	19	1,609	1,084	1,063
—	—	120	(607)	638	1,187	3,119	(3,970)
91	164	815	331	2,162	5,176	6,991	477

(15)	(36)	(348)	(471)	(431)	—	—	—
(68)	(121)	(41)	(108)	(32)	(52)	(51)	(63)
(8)	(7)	—	—	—	—	—	—
—	—	—	—	(1,969)	(3,304)	(2,744)	(3,327)

—	—	—	—	—	—	—	—
—	—	—	—	(2)	—	(11)	—
—	—	—	—	(141)	—	(527)	—
(91)	(164)	(389)	(579)	(2,575)	(3,356)	(3,333)	(3,390)

1,079,873	1,057,959	41,212	2,339	59,073	—	—	—
—	—	206	306	412	—	—	—
(1,112,139)	(1,028,266)	(25,396)	(3,982)	(4,191)	—	—	—
(32,266)	29,693	16,022	(1,337)	55,294	—	—	—

1,072,087	1,294,708	1,021	8,524	410	529	458	1,077
66	117	41	76	19	29	38	33
(1,033,785)	(1,305,501)	(3,167)	(11,411)	(392)	(883)	(514)	(945)
38,368	(10,676)	(2,105)	(2,811)	37	(325)	(18)	165

335,463	301,856	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(313,714)	(271,899)	—	—	—	—	—	—
21,749	29,957	—	—	—	—	—	—

—	—	—	—	49,341	56,798	60,716	40,990
—	—	—	—	1,378	2,397	1,069	1,062
—	—	—	—	(101,850)	(40,511)	(43,147)	(33,215)
—	—	—	—	(51,131)	18,684	18,638	8,837

27,851	48,974	13,917	(4,148)	4,200	18,359	18,620	9,002
27,851	48,974	14,343	(4,396)	3,787	20,179	22,278	6,089

876,316	827,342	38,145	42,541	178,806	158,627	114,044	107,955
$904,167	$876,316	$52,488	$38,145	$182,593	$178,806	$136,322	$114,044
$—	$—	$—	$—	$—	$—	$—	$—

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 91

statements of changes in net assets
For the years ended September 30,

	California Tax Exempt Bond Fund (000)		Full Maturity Fixed Income Fund (000)
	2012	2011	2012	2011
OPERATIONS:
Net Investment Income	$1,360	$1,360	$1,002	$1,252
Net Realized Gain (Loss) from Security Transactions and Affiliated Investments	462	362	1,134	609
Net Change in Unrealized Appreciation (Depreciation) on Investments and Affiliated Investments	781	(50)	211	(395)
Increase (Decrease) in Net Assets Resulting from Operations	2,603	1,672	2,347	1,466

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	—	—	(1,056)	(1,204)
Class N	(105)	(93)	(8)	(86)
Servicing Class^	(1,255)	(1,267)	—	—
Realized Capital Gains:
Institutional Class	—	—	(585)	(225)
Class N	(30)	(14)	(6)	(22)
Servicing Class^	(365)	(173)	—	—
Total Dividends and Distributions	(1,755)	(1,547)	(1,655)	(1,537)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—	2,933	1,116
Shares Issued in Lieu of Dividends and Distributions	—	—	1,363	1,207
Shares Redeemed	—	—	(2,282)	(4,147)
Increase (Decrease) in Net Assets From Institutional Class Share Transactions	—	—	2,014	(1,824)

Class N:
Shares Issued	3,425	1,527	94	2,493
Shares Issued in Lieu of Dividends and Distributions	97	67	14	66
Shares Redeemed	(2,064)	(349)	(304)	(5,847)
Increase (Decrease) in Net Assets from Class N Share Transactions	1,458	1,245	(196)	(3,288)

Servicing Class^:
Shares Issued	17,636	26,410	—	—
Shares Issued in Lieu of Dividends and Distributions	703	691	—	—
Shares Redeemed	(20,739)	(14,210)	—	—
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	(2,400)	12,891	—	—

Net Increase (Decrease) in Net Assets From Share Transactions	(942)	14,136	1,818	(5,112)
Total Increase (Decrease) in Net Assets	(94)	14,261	2,510	(5,183)

NET ASSETS:
Beginning of Year	58,027	43,766	44,391	49,574
End of Year	$57,933	$58,027	$46,901	$44,391
Undistributed Net Investment Income	$—	$—	$—	$—

(1)	See Note 8 for shares issued and redeemed.

(2)	Institutional Class commenced operations on February 2, 2012.

(3)	Institutional Class commenced operations on March 22, 2012.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 92

High Yield Bond Fund (000)(2)		Multi-Asset Fund (000)(3)		Diversified Equity Fund (000)
2012	2011	2012	2011	2012	2011

$9,712	$6,045	$864	$675	$283	$232
1,469	1,560	(1,607)	1,914	2,951	4,639
8,146	(5,656)	4,175	(4,662)	7,353	(6,927)
19,327	1,949	3,432	(2,073)	10,587	(2,056)

(1,277)	—	(193)	—	(267)	(224)
(2,482)	(2,228)	(470)	(392)	(16)	(7)
(5,925)	(3,817)	(236)	(270)	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(9,684)	(6,045)	(899)	(662)	(283)	(231)

42,923	—	15,151	—	328	3,691
1,195	—	193	—	234	134
(3,910)	—	(2,777)	—	(20,515)	(8,556)
40,208	—	12,567	—	(19,953)	(4,731)

10,301	8,503	2,415	10,429	39	526
1,589	1,349	303	228	16	4
(4,485)	(3,817)	(5,550)	(4,754)	(2,041)	(2,060)
7,405	6,035	(2,832)	5,903	(1,986)	(1,530)

71,253	50,134	4,333	10,915	—	—
2,062	1,254	189	225	—	—
(71,307)	(16,681)	(17,484)	(2,124)	—	—
2,008	34,707	(12,962)	9,016	—	—

49,621	40,742	(3,227)	14,919	(21,939)	(6,261)
59,264	36,646	(694)	12,184	(11,635)	(8,548)

94,501	57,855	45,461	33,277	54,871	63,419
$153,765	$94,501	$44,767	$45,461	$43,236	$54,871
$23	$—	$19	$15	$—	$—

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 93

statements of changes in net assets
For the years ended September 30,

	Large Cap Value Equity Fund (000)(2)		Large Cap Growth Equity Fund (000)
	2012	2011	2012	2011
OPERATIONS:
Net Investment Income	$1,808	$1,480	$124	$47
Net Realized Gain (Loss) from Security Transactions	4,281	4,640	1,533	3,717
Net Change in Unrealized Appreciation (Depreciation) on Investments	20,416	(8,528)	10,608	(5,911)
Increase (Decrease) in Net Assets Resulting from Operations	26,505	(2,408)	12,265	(2,147)

DIVIDENDS FROM:
Net Investment Income:
Institutional Class	(407)	(1,364)	—	—
Class N	(124)	(114)	(1)	(6)
Servicing Class^	(1,277)	—	(123)	(56)
Total Dividends	(1,808)	(1,478)	(124)	(62)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	34,262	—	—	—
Shares Issued in Lieu of Dividends and Distributions	407	—	—	—
Shares Redeemed	(2,481)	—	—	—
Increase in Net Assets From Institutional Class Share Transactions	32,188	—	—	—

Class N:
Shares Issued	878	615	1,148	1,461
Shares Issued in Lieu of Dividends and Distributions	88	76	1	4
Shares Redeemed	(2,245)	(1,463)	(1,679)	(1,072)
Increase (Decrease) in Net Assets From Class N Share Transactions	(1,279)	(772)	(530)	393

Servicing Class^:
Shares Issued	22,691	24,244	11,874	18,340
Shares Issued in Lieu of Dividends and Distributions	893	1,032	45	22
Shares Redeemed	(54,159)	(26,063)	(17,887)	(13,444)
Increase (Decrease) in Net Assets From Servicing Class Share Transactions	(30,575)	(787)	(5,968)	4,918

Net Increase (Decrease) in Net Assets from Share Transactions	334	(1,559)	(6,498)	5,311
Total Increase (Decrease) in Net Assets	25,031	(5,445)	5,643	3,102

NET ASSETS:
Beginning of Year	99,369	104,814	43,690	40,588
End of Year	$124,400	$99,369	$49,333	$43,690
Undistributed Net Investment Income	$—	$—	$—	$—

(1)	See Note 8 for shares issued and redeemed.

(2)	Institutional Class commenced operations on February 1, 2012.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 94

Socially Responsible Equity Fund (000)
2012	2011

$1,199	$901
1,279	(1,057)
12,623	(2,820)
15,101	(2,976)

(995)	(867)
(204)	(35)
—	—
(1,199)	(902)

13,033	16,039
994	867
(8,834)	(10,863)
5,193	6,043

23,297	1,850
204	34
(2,181)	(894)
21,320	990

—	—
—	—
—	—
—	—

26,513	7,033
40,415	3,155

65,325	62,170
$105,740	$65,325
$—	$—

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 95

financial highlights
For a Share Outstanding Throughout Each Period For the year or period ended September 30,
	Net Asset Value Beginning of Period	Net Investment Income†		Dividends from Net Investment Income		Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)
Government Money Market Fund
Institutional Class (commenced operations on April 3, 2000)
2012	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$96,452	0.14%	0.01%	0.61%
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	51,705	0.14	0.03	0.61
2010	1.00	0.000	^	(0.000	)^	1.00	0.04	81,050	0.17	0.04	0.62
2009	1.00	0.003		(0.003)		1.00	0.27	123,863	0.36	0.26	0.65
2008	1.00	0.027		(0.027)		1.00	2.72	100,674	0.59	2.62	0.59
Class N (commenced operations on June 21, 1999)
2012	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$2,808,068	0.14%	0.01%	1.11%
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	2,926,120	0.14	0.02	1.11
2010	1.00	0.000	^	(0.000	)^	1.00	0.02	2,598,035	0.19	0.02	1.12
2009	1.00	0.002		(0.002)		1.00	0.19	2,549,147	0.47	0.21	1.13
2008	1.00	0.025		(0.025)		1.00	2.49	3,006,935	0.81	2.40	1.09
Class S (commenced operations on October 6, 1999)
2012	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$288,922	0.14%	0.01%	1.11%
2011	1.00	0.000	^	(0.000	)^	1.00	0.01	291,194	0.15	0.01	1.11
2010	1.00	0.000	^	(0.000	)^	1.00	0.01	348,698	0.20	0.01	1.12
2009	1.00	0.001		(0.001)		1.00	0.12	298,842	0.54	0.13	1.13
2008	1.00	0.023		(0.023)		1.00	2.29	408,747	1.02	2.23	1.09
Prime Money Market Fund
Institutional Class (commenced operations on March 23, 1998)
2012	$1.00	$0.000	^	$(0.000	)^	$1.00	0.02%	$506,728	0.23%	0.02%	0.60%
2011	1.00	0.001		(0.001)		1.00	0.06	630,250	0.22	0.05	0.60
2010	1.00	0.001		(0.001	)*	1.00	0.09	489,980	0.24	0.08	0.60
2009	1.00	0.005		(0.005)		1.00	0.46	543,326	0.44	0.46	0.65
2008	1.00	0.030		(0.030)		1.00	3.01	532,931	0.58	2.90	0.58
Class N (commenced operations on October 18, 1999)
2012	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$394,036	0.24%	0.01%	1.10%
2011	1.00	0.000	^	(0.000	)^	1.00	0.03	450,282	0.25	0.03	1.10
2010	1.00	0.000	^	(0.000	)*^	1.00	0.06	432,235	0.28	0.04	1.10
2009	1.00	0.003		(0.003)		1.00	0.33	656,769	0.61	0.39	1.15
2008	1.00	0.027		(0.027)		1.00	2.78	1,123,900	0.80	2.65	1.08
Class S (commenced operations on October 26, 1999)
2012	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$256,060	0.24%	0.01%	1.10%
2011	1.00	0.000	^	0.000	^	1.00	0.02	265,116	0.27	0.01	1.10
2010	1.00	0.000	^	(0.000	)*^	1.00	0.04	352,575	0.30	0.02	1.10
2009	1.00	0.002		(0.002)		1.00	0.23	372,762	0.73	0.28	1.15
2008	1.00	0.025		(0.025)		1.00	2.57	633,815	1.00	2.54	1.08
California Tax Exempt Money Market Fund
Institutional Class (commenced operations on April 3, 2000)
2012	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$137,665	0.12%	0.01%	0.61%
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	169,932	0.16	0.02	0.62
2010	1.00	0.000	^	(0.000	)*^	1.00	0.04	140,238	0.19	0.04	0.63
2009	1.00	0.003		(0.003)		1.00	0.33	141,579	0.30	0.31	0.65
2008	1.00	0.018		(0.018)		1.00	1.80	157,427	0.55	1.69	0.61
Class N (commenced operations on June 21, 1999)
2012	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$666,532	0.12%	0.01%	1.11%
2011	1.00	0.000	^	(0.000	)^	1.00	0.02	628,163	0.17	0.02	1.12
2010	1.00	0.000	^	(0.000	)*^	1.00	0.03	638,839	0.20	0.02	1.12
2009	1.00	0.002		(0.002)		1.00	0.23	704,840	0.41	0.25	1.16
2008	1.00	0.016		(0.016)		1.00	1.57	880,794	0.78	1.47	1.11
Class S (commenced operations on November 12, 1999)
2012	$1.00	$0.000	^	$(0.000	)^	$1.00	0.01%	$99,970	0.12%	0.01%	1.11%
2011	1.00	0.000	^	(0.000	)^	1.00	0.01	78,221	0.17	0.01	1.12
2010	1.00	0.000	^	(0.000	)*^	1.00	0.01	48,265	0.22	0.01	1.12
2009	1.00	0.002		(0.002)		1.00	0.17	74,396	0.54	0.26	1.16
2008	1.00	0.014		(0.014)		1.00	1.37	141,757	0.98	1.40	1.11

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Amount represents less than $0.001.

*	Includes a realized capital gain distribution of less than $0.001.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 96

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distri-butions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
Limited Maturity Fixed Income Fund
Institutional Class (commenced operations on October 22,1988)
2012	$11.15	$0.09	$0.12	$(0.11)	$—	$11.25	1.88%	$48,141	0.68%	0.85%	0.68%	87%
2011	11.21	0.16	(0.06)	(0.16)	—	11.15	0.92	31,743	0.66	1.46	0.67	50
2010	11.06	0.20	0.16	(0.21)	—	11.21	3.28	33,279	0.73	1.82	0.71	118
2009	10.49	0.30	0.57	(0.30)	—	11.06	8.44	37,255	0.75	2.66	0.76	98
2008	10.59	0.37	(0.10)	(0.37)	—	10.49	2.54	92,681	0.76	3.44	0.67	79
Class N (commenced operations on October 22, 2004)
2012	$11.15	$0.08	$0.11	$(0.08)	$—	$11.26	1.71%	$4,347	0.94%	0.69%	1.19%	87%
2011	11.22	0.14	(0.08)	(0.13)	—	11.15	0.58	6,402	0.91	1.21	1.17	50
2010	11.07	0.16	0.17	(0.18)	—	11.22	3.04	9,262	0.98	1.48	1.22	118
2009	10.51	0.27	0.57	(0.28)	—	11.07	8.07	1,471	1.00	2.29	1.24	98
2008	10.61	0.35	(0.10)	(0.35)	—	10.51	2.29	432	1.00	3.24	0.92	79
Government Bond Fund
Institutional Class (commenced operations on February 1, 2012)
2012	$10.75	$0.05	$0.04	$(0.11)	$—	$10.73	0.82%	$55,502	0.55%	0.96%	0.53%	55%
Class N (commenced operations on April 13, 2000)
2012	$10.77	$0.06	$0.05	$(0.12)	$(0.01)	$10.75	0.99%	$2,970	1.03%	0.56%	1.03%	55%
2011	10.68	0.12	0.15	(0.18)	—	10.77	2.60	2,940	0.95	1.17	1.03	86
2010	10.60	0.16	0.16	(0.24)	—	10.68	3.10	3,251	0.95	1.57	1.03	93
2009	10.42	0.32	0.18	(0.32)	—	10.60	4.91	3,109	0.95	3.04	1.02	85
2008	10.35	0.40	0.07	(0.40)	—	10.42	4.59	2,761	0.95	3.80	1.02	36
Servicing Class (commenced operations on January 14, 2000)^
2012	$10.75	$0.09	$0.03	$(0.14)	$(0.01)	$10.72	1.15%	$124,121	0.77%	0.83%	0.78%	55%
2011	10.66	0.15	0.15	(0.21)	—	10.75	2.86	175,866	0.70	1.40	0.78	86
2010	10.58	0.19	0.16	(0.27)	—	10.66	3.37	155,376	0.70	1.81	0.78	93
2009	10.40	0.35	0.18	(0.35)	—	10.58	5.18	71,966	0.70	3.29	0.77	85
2008	10.33	0.42	0.08	(0.43)	—	10.40	4.87	66,097	0.70	4.05	0.77	36
Corporate Bond Fund
Class N (commenced operations on April 13, 2000)
2012	$10.59	$0.22	$0.37	$(0.22)	$(0.05)	$10.91	5.62%	$2,535	1.00%	2.05%	1.00%	31%
2011	10.89	0.29	(0.30)	(0.29)	—	10.59	(0.10)	2,481	1.00	2.69	1.00	40
2010	10.57	0.33	0.32	(0.33)	—	10.89	6.23	2,384	0.99	3.05	1.00	28
2009	9.77	0.36	0.81	(0.37)	—	10.57	12.19	995	0.99	3.59	1.00	30
2008	10.18	0.41	(0.41)	(0.41)	—	9.77	(0.11)	608	0.98	4.02	0.99	12
Servicing Class (commenced operations on January 14, 2000)^
2012	$10.58	$0.25	$0.37	$(0.25)	$(0.05)	$10.90	5.89%	$133,787	0.75%	2.30%	0.75%	31%
2011	10.88	0.32	(0.30)	(0.32)	—	10.58	0.15	111,563	0.75	2.94	0.75	40
2010	10.56	0.35	0.32	(0.35)	—	10.88	6.50	105,571	0.74	3.32	0.75	28
2009	9.76	0.39	0.80	(0.39)	—	10.56	12.48	88,897	0.74	3.88	0.75	30
2008	10.18	0.43	(0.41)	(0.44)	—	9.76	0.04	69,709	0.73	4.25	0.74	12
California Tax Exempt Bond Fund
Class N (commenced operations on April 13, 2000)
2012	$10.70	$0.22	$0.23	$(0.22)	$(0.07)	$10.86	4.32%	$6,093	0.83%	2.07%	0.86%	27%
2011	10.73	0.26	0.01	(0.26)	(0.04)	10.70	2.65	4,563	0.75	2.46	0.87	26
2010	10.60	0.29	0.13	(0.29)	—	10.73	4.06	3,309	0.75	2.75	0.87	28
2009	10.09	0.30	0.51	(0.30)	—	10.60	8.15	1,902	0.75	2.92	0.87	50
2008	10.27	0.30	(0.18)	(0.30)	—	10.09	1.12	1,049	0.75	2.87	0.86	55
Servicing Class (commenced operations on January 14, 2000)^
2012	$10.67	$0.25	$0.23	$(0.25)	$(0.07)	$10.83	4.59%	$51,840	0.58%	2.34%	0.61%	27%
2011	10.70	0.29	0.01	(0.29)	(0.04)	10.67	2.92	53,464	0.50	2.73	0.62	26
2010	10.57	0.32	0.13	(0.32)	—	10.70	4.34	40,457	0.50	3.03	0.62	28
2009	10.06	0.33	0.51	(0.33)	—	10.57	8.45	38,581	0.50	3.18	0.61	50
2008	10.24	0.32	(0.18)	(0.32)	—	10.06	1.38	34,262	0.50	3.13	0.61	55

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 97

financial highlights
For a Share Outstanding Throughout Each Period For the year or period ended September 30,
	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distri-butions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
Full Maturity Fixed Income Fund
Institutional Class (commenced operations on October 20, 1988)
2012	$10.91	$0.24	$0.30	$(0.25)	$(0.14)	$11.06	5.11%	$46,595	0.68%	2.16%	0.68%	68%
2011	10.91	0.29	0.07	(0.30)	(0.06)	10.91	3.36	43,894	0.66	2.70	0.67	43
2010	10.46	0.36	0.50	(0.36)	(0.05)	10.91	8.48	45,756	0.70	3.40	0.71	63
2009	9.90	0.40	0.56	(0.40)	—	10.46	9.95	39,495	0.75	3.97	0.75	56
2008	10.16	0.44	(0.26)	(0.44)	—	9.90	1.76	42,579	0.64	4.32	0.64	34
Class N (commenced operations on May 11, 2004)
2012	$10.90	$0.21	$0.30	$(0.22)	$(0.14)	$11.05	4.85%	$306	0.93%	1.94%	1.18%	68%
2011	10.90	0.26	0.07	(0.27)	(0.06)	10.90	3.10	497	0.91	2.46	1.17	43
2010	10.46	0.33	0.50	(0.34)	(0.05)	10.90	8.12	3,818	0.95	3.08	1.21	63
2009	9.89	0.39	0.56	(0.38)	—	10.46	9.79	1,086	1.00	3.70	1.26	56
2008	10.16	0.42	(0.27)	(0.42)	—	9.89	1.42	687	0.89	4.02	0.89	34
High Yield Bond Fund
Institutional Class (commenced operations on February 2, 2012)
2012	$8.39	$0.43	$0.26	$(0.44)	$—	$8.64	8.39%	$40,891	0.85%	7.66%	0.85%	41%
Class N (commenced operations on January 14, 2000)
2012	$7.98	$0.62	$0.66	$(0.62)	$—	$8.64	16.56%	$38,629	1.38%	7.43%	1.39%	41%
2011	8.31	0.69	(0.33)	(0.69)	—	7.98	4.14	28,672	1.30	8.12	1.40	56
2010	7.56	0.70	0.74	(0.69)	—	8.31	19.81	24,010	1.30	8.68	1.40	87
2009	7.40	0.60	0.18	(0.62)	—	7.56	12.61	19,637	1.30	9.43	1.40	59
2008	8.91	0.62	(1.47)	(0.66)	—	7.40	(10.10)	17,521	1.30	7.43	1.39	20
Servicing Class (commenced operations on January 14, 2000)^^
2012	$7.98	$0.65	$0.65	$(0.65)	$—	$8.63	16.77%	$74,245	1.08%	7.76%	1.09%	41%
2011	8.31	0.72	(0.33)	(0.72)	—	7.98	4.45	65,829	1.00	8.43	1.10	56
2010	7.56	0.72	0.75	(0.72)	—	8.31	20.17	33,845	1.00	8.89	1.10	87
2009	7.40	0.62	0.18	(0.64)	—	7.56	12.94	16,355	1.00	9.75	1.10	59
2008	8.91	0.64	(1.47)	(0.68)	—	7.40	(9.83)	13,926	1.00	7.72	1.09	20
Multi-Asset Fund
Institutional Class (commenced operations on March 22, 2012)
2012	$10.45	$0.12	$0.03	$(0.16)	$—	$10.44	1.45%	$12,536	0.59%	2.17%	0.61%	89%
Class N (commenced operations on October 1, 2007)
2012	$9.88	$0.18	$0.57	$(0.19)	$—	$10.44	7.61%	$25,001	1.09%	1.72%	1.10%	89%
2011	10.36	0.17	(0.48)	(0.17)	—	9.88	(3.11)	26,377	1.09	1.57	1.10	67
2010	9.86	0.17	0.50	(0.17)	—	10.36	6.89	22,019	1.09	1.69	1.10	76
2009	9.69	0.13	0.18	(0.14)	—	9.86	3.29	16,837	1.09	1.46	1.10	94
2008	11.00	0.23	(1.33)	(0.21)	—	9.69	(10.12)	16,708	1.53	2.22	1.54	141
Servicing Class (commenced operations on October 1, 2007)^^
2012	$9.88	$0.20	$0.57	$(0.20)	$—	$10.45	7.89%	$7,230	0.84%	1.99%	0.84%	89%
2011	10.37	0.19	(0.48)	(0.20)	—	9.88	(2.97)	19,084	0.84	1.76	0.85	67
2010	9.87	0.20	0.50	(0.20)	—	10.37	7.15	11,258	0.84	1.96	0.85	76
2009	9.70	0.15	0.18	(0.16)	—	9.87	3.54	8,423	0.83	1.71	0.84	94
2008	11.00	0.25	(1.32)	(0.23)	—	9.70	(9.84)	10,741	1.29	2.37	1.30	141
Diversified Equity Fund
Institutional Class (commenced operations on October 20, 1988)
2012	$11.33	$0.08	$2.49	$(0.08)	$—	$13.82	22.75%	$39,412	0.88%	0.60%	0.93%	72%
2011	11.88	0.05	(0.55)	(0.05)	—	11.33	(4.27)	50,029	0.89	0.37	0.90	112
2010	11.19	0.06	0.69	(0.06)*	—	11.88	6.69	56,809	0.94	0.51	0.95	105
2009	12.19	0.11	(1.00)	(0.11)^	—	11.19	(7.08)	50,425	0.98	1.15	0.99	93
2008	18.48	0.14	(3.84)	(0.14)	(2.45)	12.19	(22.73)	74,997	0.97	0.98	0.94	143
Class N (commenced operations on December 30, 2002)
2012	$11.37	$0.04	$2.50	$(0.05)	$—	$13.86	22.35%	$3,824	1.13%	0.34%	1.43%	72%
2011	11.92	0.02	(0.56)	(0.01)	—	11.37	(4.50)	4,842	1.14	0.11	1.40	112
2010	11.22	0.03	0.70	(0.03)	—	11.92	6.50	6,610	1.19	0.26	1.45	105
2009	12.22	0.09	(1.00)	(0.09)	—	11.22	(7.30)	5,560	1.23	0.91	1.49	93
2008	18.52	0.11	(3.85)	(0.11)	(2.45)	12.22	(22.93)	7,102	1.22	0.74	1.19	143

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Includes return of capital less than $0.01 per share.

^	Includes return of capital of $0.01 per share.

^^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 98

	Net Asset Value Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distri-butions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income (Loss) to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate
Large Cap Value Equity Fund
Institutional Class (commenced operations on February 1, 2012)
2012	$8.59	$0.10	$0.67	$(0.12)	$—	$9.24	8.95%	$33,445	0.71%	1.78%	0.72%	30%
Class N (commenced operations on April 13, 2000)
2012	$7.40	$0.11	$1.82	$(0.11)	$—	$9.22	26.18%	$9,883	1.21%	1.29%	1.22%	30%
2011	7.67	0.09	(0.27)	(0.09)	—	7.40	(2.45)	9,064	1.21	1.09	1.22	43
2010	7.27	0.08	0.40	(0.08)	—	7.67	6.59	10,089	1.21	1.03	1.22	26
2009	8.24	0.12	(0.98)	(0.11)	—	7.27	(10.27)	8,960	1.21	1.89	1.22	18
2008	11.19	0.13	(2.46)	(0.13)	(0.49)	8.24	(21.72)	11,712	1.20	1.38	1.21	36
Servicing Class (commenced operations on January 14, 2000)^^
2012	$7.41	$0.13	$1.83	$(0.13)	$—	$9.24	26.57%	$81,072	0.96%	1.54%	0.97%	30%
2011	7.68	0.11	(0.27)	(0.11)	—	7.41	(2.20)	90,305	0.96	1.34	0.97	43
2010	7.28	0.10	0.40	(0.10)	—	7.68	6.85	94,725	0.96	1.29	0.97	26
2009	8.25	0.13	(0.98)	(0.12)	—	7.28	(10.03)	81,308	0.96	2.11	0.97	18
2008	11.21	0.16	(2.48)	(0.15)	(0.49)	8.25	(21.57)	88,361	0.95	1.64	0.96	36
Large Cap Growth Equity Fund
Class N (commenced operations on March 28, 2000)
2012	$7.35	$0.01	$2.21	$(0.00)^	$—	$9.57	30.22%	$11,536	1.24%	0.07%	1.25%	37%
2011	7.59	(0.01)	(0.23)	(0.00)^	—	7.35	(3.11)	9,303	1.24	(0.10)	1.25	82
2010	7.00	0.02	0.59	(0.02)	—	7.59	8.72	9,271	1.24	0.27	1.25	61
2009	7.31	0.03	(0.31)	(0.03)	—	7.00	(3.77)	9,120	1.24	0.45	1.25	12
2008	8.77	0.01	(1.46)	(0.01)	—	7.31	(16.55)	11,341	1.23	0.11	1.24	26
Servicing Class (commenced operations on January 14, 2000)^^
2012	$7.44	$0.03	$2.23	$(0.03)	$—	$9.67	30.43%	$37,797	0.99%	0.33%	1.00%	37%
2011	7.67	0.01	(0.23)	(0.01)	—	7.44	(2.86)	34,387	0.99	0.14	1.00	82
2010	7.08	0.04	0.59	(0.04)	—	7.67	8.89	31,317	0.99	0.52	1.00	61
2009	7.38	0.04	(0.30)	(0.04)	—	7.08	(3.36)	28,050	0.99	0.70	1.00	12
2008	8.86	0.03	(1.48)	(0.03)	—	7.38	(16.40)	31,074	0.98	0.35	0.99	26
Socially Responsible Equity Fund
Institutional Class (commenced operations on January 3, 2005)
2012	$8.38	$0.13	$1.68	$(0.13)	$—	$10.06	21.63%	$80,109	0.90%	1.37%	0.90%	38%
2011	8.81	0.12	(0.43)	(0.12)	—	8.38	(3.67)	62,193	0.88	1.27	0.89	22
2010	8.20	0.09	0.61	(0.09)*	—	8.81	8.51	59,746	0.95	1.01	0.96	36
2009	9.51	0.12	(1.30)	(0.13)	—	8.20	(12.11)	52,406	0.97	1.74	0.98	48
2008	12.12	0.16	(2.04)	(0.15)	(0.58)	9.51	(16.24)	53,256	0.99	1.51	0.90	41
Class N (commenced operations on August 12, 2005)
2012	$8.37	$0.11	$1.67	$(0.11)	$—	$10.04	21.28%	$25,631	1.15%	1.13%	1.40%	38%
2011	8.79	0.10	(0.42)	(0.10)	—	8.37	(3.80)	3,132	1.13	1.05	1.39	22
2010	8.19	0.07	0.60	(0.07)	—	8.79	8.15	2,424	1.20	0.81	1.46	36
2009	9.50	0.11	(1.31)	(0.11)	—	8.19	(12.34)	1,101	1.22	1.49	1.48	48
2008	12.11	0.14	(2.05)	(0.12)	(0.58)	9.50	(16.46)	885	1.24	1.26	1.15	41

†	Per share calculations are based on Average Shares outstanding throughout the period.

‡
Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*	Includes return of capital less than $0.01 per share.

^	Amount represents less than $0.01 per share.

^^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

(1)	Annualized for periods less than one year.

(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CNI CHARTER FUNDS | PAGE 99

notes to financial statements
September 30, 2012

1.	ORGANIZATION:

CNI Charter Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company currently offering the following 14 series (each a “Fund” and collectively, the “Funds”): Government Money Market Fund, Prime Money Market Fund, California Tax Exempt Money Market Fund (collectively, the “Money Market Funds”); Limited Maturity Fixed Income Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Full Maturity Fixed Income Fund, High Yield Bond Fund (collectively, the “Fixed Income Funds”); Multi-Asset Fund; and Diversified Equity Fund, Large Cap Value Equity Fund, Large Cap Growth Equity Fund and Socially Responsible Equity Fund (collectively, the “Equity Funds”). The Money Market Funds are registered to offer Institutional, Servicing, Class N and Class S Shares. The Fixed Income Funds, Equity Funds and Multi-Asset Fund offer Institutional, Class N and/or Servicing Class Shares.

City National Asset Management, Inc. (“CNAM”) serves as the investment manager of the Funds.

Effective December 19, 2011 Institutional Class was redesignated Servicing Class for the Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, High Yield Bond Fund, Multi-Asset Fund, Large Cap Value Equity Fund and Large Cap Growth Equity Fund. During the year, the Government Bond Fund, High Yield Bond Fund, Large Cap Value Equity Fund and Multi-Asset Fund opened new Institutional Classes.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified with the exception of the California Tax Exempt Bond Fund, which is non-diversified. The Funds’ prospectus provides descriptions of each Fund’s investment objectives, policies and strategies.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of 60 days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Investments in registered open-end investment companies are priced at their daily net asset values. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; for international securities, market events occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit

CNI CHARTER FUNDS | PAGE 100

price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

In May 2011, the FASB issued ASU No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” ASU No. 2011-04 clarifies the application of existing fair value measurement and disclosure requirements, changes certain principles related to measuring fair value, and requires additional disclosures about fair value measurements. ASU No. 2011-04 is effective for periods beginning after December 15, 2011. ASU No. 2011-04 does not materially affect the Funds’ financial condition or results of operations.

For the year ended September 30, 2012, there have been no changes to the Funds’ fair valuation methodologies. For more details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining net realized capital gains and losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method, which approximates the effective interest method over the holding period of a security, except for the Money Market Funds, which use a straight line basis which is not materially different from the scientific method.

Repurchase Agreements – Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank, U.S. Bank, N.A., until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

TBA Transactions – The Funds may engage in “to be announced” (“TBA”) security transactions. Such transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds record TBA securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

Expense Allocation – Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Funds, depending on the nature of the expenditure.

Classes – Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid to shareholders monthly for the Money Market Funds and Fixed Income Funds. Dividends from net investment income are declared and paid quarterly for the Multi-Asset Fund and Equity Funds. Distributions from net realized capital gains are distributed to shareholders at least annually.

CNI CHARTER FUNDS | PAGE 101

notes to financial statements
September 30, 2012

3.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an administration agreement dated April 1, 1999, as amended April 1, 2008, January 1, 2009, January 1, 2010, January 1, 2011 and January 1, 2012 (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee of 0.065% of aggregate average daily net assets of the Trust not exceeding $2.5 billion, 0.045% of aggregate average daily net assets of the Trust exceeding $2.5 billion but not exceeding $5 billion, 0.025% of aggregate average daily net assets of the Trust exceeding $5 billion but not exceeding $7.5 billion, and 0.02% of aggregate average daily net assets of the Trust exceeding $7.5 billion. Each Fund is subject to a minimum annual fee of $90,000, which may be reduced at the sole discretion of the Administrator.

The Trust has adopted a Rule 12b-1 Distribution Plan (“the Plan”) with respect to Class N and Class S Shares that allows each Fund to pay distribution and servicing fees. Pursuant to the Plan, SEI Investments Distribution Co. (the “Distributor”) receives a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class N Shares and Class S Shares of the Money Market Funds and 0.25% of the Class N Shares of the Fixed Income Funds, Multi-Asset Fund and Equity Funds, with the exception of 0.30% charged to the Class N Shares of the High Yield Bond Fund, which may be used by the Distributor to provide compensation for sales support and distribution-related activities.

SEI Institutional Transfer Agency, a division of SEI Investments Management Corporation (the “Transfer Agent”), serves as transfer agent for the Trust and provides services at an annual rate of $15,000 per share class for all funds other than Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund. The Transfer Agent has agreed to waive these fees.

UMB Fund Services serves as sub-transfer agent for all share classes of the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund, and provides services at an annual rate of $14,000 per share class plus other transaction based fees and out of pocket expenses.

The Trust has entered into Shareholder Servicing Agreements that permit payment of compensation to City National Bank (“CNB”) and its affiliates (including CNAM) which provide certain shareholder support for their customers who own Institutional Class (for the Money Market Funds only), Class N, Class S or Servicing Class Shares. In consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of average daily net assets of the relevant class of each Fund. CNB and CNAM have both agreed to voluntarily waive portions of their shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2012, CNB and CNAM received Shareholder Servicing fees from the Trust in the amounts of $837,858 and $0, respectively.

Certain officers of the Trust are also officers of CNAM or the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

4.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the current investment management agreements, CNAM receives an annual fee equal to a percentage of the average daily net assets of the Funds, as follows:

Fund	Fee
Government Money Market Fund	0.26%
Prime Money Market Fund	0.25
California Tax Exempt Money Market Fund	0.27
Limited Maturity Fixed Income Fund	0.50
Government Bond Fund	0.43
Corporate Bond Fund	0.40
California Tax Exempt Bond Fund	0.27
Full Maturity Fixed Income Fund	0.50
High Yield Bond Fund	0.75
Multi-Asset Fund	0.50
Diversified Equity Fund	0.75*
Large Cap Value Equity Fund	0.62
Large Cap Growth Equity Fund	0.65
Socially Responsible Equity Fund	0.75

*
CNAM has contractually agreed to waive a portion of the annual management fee payable to it by the Diversified Equity Fund, thereby reducing the annual management fee from 0.75% of average daily net assets to 0.65% of average daily net assets. This limitation will be in effect until January 28, 2013.

Robert W. Baird & Co., Incorporated and Boyd Watterson Asset Management, LLC act as the investment sub-advisers with respect to the Full Maturity Fixed Income Fund.

Guggenheim Partners Investment Management, LLC acts as the investment sub-adviser with respect to the High Yield Bond Fund.

CNI CHARTER FUNDS | PAGE 102

SKBA Capital Management, LLC and Turner Investments, L.P. act as the investment sub-advisers with respect to the Diversified Equity Fund.

SKBA Capital Management, LLC acts as the investment sub-adviser with respect to the Socially Responsible Equity Fund.

Sub-adviser fees are paid by CNAM.

CNAM has agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of certain of the Funds’ respective average daily net assets. For the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund the expense limitations are contractual and for the other Funds they are voluntary. The expense limitations (expressed as percentages of average daily net assets) are as follows:

	Government Money Market Fund	Prime Money Market Fund	California Tax Exempt Money Market Fund
Institutional Class	0.63%	0.63%	0.55%
Class N	0.85%	0.85%	0.78%
Class S	1.05%	1.05%	0.98%

	Limited Maturity Fixed Income Fund	Government Bond Fund	Corporate Bond Fund	California Tax Exempt Bond Fund
Institutional Class	1.00%	0.55%	n/a	n/a
Class N	1.25%	1.05%	1.05%	0.85%
Servicing Class	n/a	0.80%	0.80%	0.60%

	Full Maturity Fixed Income Fund	High Yield Bond Fund	Multi-Asset Fund	Diversified Equity Fund
Institutional Class	1.00%	0.85%	1.25%	1.25%
Class N	1.25%	1.40%	1.75%	1.50%
Servicing Class	n/a	1.10%	1.50%	n/a

	Large Cap Value Equity Fund	Large Cap Growth Equity Fund	Socially Responsible Equity Fund
Institutional Class	0.75%	n/a	1.25%
Class N	1.25%	1.30%	1.50%
Servicing Class	1.00%	1.05%	n/a

Any fee reductions or expense reimbursements may be repaid by a Fund to CNAM, as applicable, within three years after occurrence, subject to certain restrictions and only if such repayments do not cause the Fund’s expense ratios, at the time of repayment, to exceed the applicable amount shown in the preceding table.

As of September 30, 2012, fees which were previously waived by CNAM which may be subject to possible future reimbursement were as follows:

Fund	Potential Amount of Recovery (000)	Expiration
Government Money Market Fund	$5,102	2013
	6,470	2014
	6,662	2015
Prime Money Market Fund	1,372	2013
	1,533	2014
	1,222	2015
California Tax Exempt Money Market Fund	1,560	2013
	1,775	2014
	2,066	2015
Government Bond Fund	101	2013
	122	2014
	25	2015
California Tax Exempt Bond Fund	46	2013
	56	2014
	17	2015
High Yield Bond Fund	43	2013
	67	2014
	17	2015

CNI CHARTER FUNDS | PAGE 103

notes to financial statements
September 30, 2012

CNAM, CNB and the Administrator have voluntarily agreed to further waive and reduce their fees and/or reimburse certain expenses of the Money Market Funds in order to maintain a one-day net income yield (yield floor) of each Fund of not less than 0.01% of the Fund’s average daily net assets. The following table shows waivers, with respect to such yield floor, by class for the year ended September 30, 2012:

	Shareholder Servicing Fee Waiver (000)		Investment Advisory Fee Waiver (000)	Administration Fee Waiver (000)
Government Money Market Fund
Institutional	$262		$213	$11
Class N	14,256	(1)	5,848	288
Class S	2,080	(1)	601	30

Prime Money Market Fund
Institutional	1,373		544	55
Class N	1,953	(1)	402	40
Class S	1,897	(1)	276	28

California Tax Exempt Money Market Fund
Institutional	380		258	15
Class N	3,283	(1)	1,148	69
Class S	549	(1)	136	8

(1)	Includes class specific distribution expenses.

5.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended September 30, 2012, were as follows for the Fixed Income Funds, Multi-Asset Fund and Equity Funds:

	Purchases			Sales and Maturities
Fund	U.S. Gov’t (000)	Other (000)		U.S. Gov’t (000)	Other (000)
Limited Maturity Fixed Income Fund	$34,942	$14,620		$27,958	$7,153
Government Bond Fund	91,383	—		84,594	—
Corporate Bond Fund	3,153	51,109		263	35,229
California Tax Exempt Bond Fund	—	16,696		—	15,243
Full Maturity Fixed Income Fund	21,115	9,816		20,486	9,994
High Yield Bond Fund	—	90,612		—	47,444
Multi-Asset Fund	—	44,289	*	—	37,340	*
Diversified Equity Fund	—	34,238		—	54,720
Large Cap Value Equity Fund	—	33,374		—	39,491
Large Cap Growth Equity Fund	—	16,864		—	24,222
Socially Responsible Equity Fund	—	58,406		—	32,760

*	Includes $6,825(000) and $3,479(000) of purchases and sales, respectively, of affiliated registered investment companies.

6.	FEDERAL TAX INFORMATION:

It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2012, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

CNI CHARTER FUNDS | PAGE 104

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss), or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to REIT adjustments, realized gains (losses) on paydowns and timing of distributions, were reclassified to/from the following accounts as of September 30, 2012:

Fund	Increase (Decrease) Undistributed Net Investment Income (Loss) (000)	Increase (Decrease) Accumulated Net Realized Gain (Loss) (000)
Limited Maturity Fixed Income Fund	$24	$(24)
Government Bond Fund	927	(927)
Corporate Bond Fund	7	(7)
Full Maturity Fixed Income Fund	62	(62)
High Yield Bond Fund	(5)	5
Multi-Asset Fund	39	(39)

The tax character of dividends and distributions declared during the years ended September 30, 2012 and September 30, 2011 were as follows:

Fund	Tax Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Government Money Market Fund
2012	$—	$333	$—	$—	$333
2011	—	509	—	—	509
Prime Money Market Fund
2012	$—	$209	$—	$—	$209
2011	—	533	—	—	533
California Tax Exempt Money Market Fund
2012	$90	$1	$—	$—	$91
2011	163	1	—	—	164
Limited Maturity Fixed Income Fund
2012	$—	$389	$—	$—	$389
2011	—	579	—	—	579
Government Bond Fund
2012	$—	$2,432	$143	$—	$2,575
2011	—	3,356	—	—	3,356
Corporate Bond Fund
2012	$—	$2,795	$538	$—	$3,333
2011	—	3,390	—	—	3,390
California Tax Exempt Bond Fund
2012	$1,360	$63	$332	$—	$1,755
2011	1,360	—	187	—	1,547
Full Maturity Fixed Income Fund
2012	$—	$1,125	$530	$—	$1,655
2011	—	1,427	110	—	1,537
High Yield Bond Fund
2012	$—	$9,684	$—	$—	$9,684
2011	—	6,045	—	—	6,045
Multi-Asset Fund
2012	$—	$899	$—	$—	$899
2011	—	662	—	—	662
Diversified Equity Fund
2012	$—	$283	$—	$—	$283
2011	—	231	—	—	231
Large Cap Value Equity Fund
2012	$—	$1,808	$—	$—	$1,808
2011	—	1,478	—	—	1,478
Large Cap Growth Equity Fund
2012	$—	$124	$—	$—	$124
2011	—	62	—	—	62
Socially Responsible Equity Fund
2012	$—	$1,199	$—	$—	$1,199
2011	—	902	—	—	902

CNI CHARTER FUNDS | PAGE 105

notes to financial statements
September 30, 2012

As of September 30, 2012, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforwards (000)	Post-October Losses (000)	Unrealized Appreciation (000)	Other Temporary Differences (000)	Total Distributable Earnings (Accumulated Losses) (000)
Government Money Market Fund	$—	$27	$—	$(6)	$(1)	$—	$(27)	$(7)
Prime Money Market Fund	—	21	—	(12)	(2)	—	(21)	(14)
California Tax Exempt Money Market Fund	8	—	—	—	—	—	(6)	2
Limited Maturity Fixed Income Fund	—	27	—	(2,140)	(10)	623	(27)	(1,527)
Government Bond Fund	—	193	—	(73)	(834)	4,718	(193)	3,811
Corporate Bond Fund	—	255	1,038	—	—	5,095	(216)	6,172
California Tax Exempt Bond Fund	105	150	278	—	—	2,336	(105)	2,764
Full Maturity Fixed Income Fund	—	393	644	—	—	2,347	(81)	3,303
High Yield Bond Fund	—	981	—	(504)	—	3,397	(958)	2,916
Multi-Asset Fund	—	222	—	(2,359)	(1,296)	1,879	(204)	(1,758)
Diversified Equity Fund	—	75	—	(16,563)	—	4,035	(75)	(12,528)
Large Cap Value Equity Fund	—	420	957	—	(500)	11,070	(420)	11,527
Large Cap Growth Equity Fund	—	18	256	—	—	9,517	(18)	9,773
Socially Responsible Equity Fund	—	281	—	(10,257)	(138)	12,592	(281)	2,197

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any future net realized capital gains. As of September 30, 2012, the breakdown of capital loss carryforwards was as follows:

	Expiring September 30,
Fund	2013 (000)	2014 (000)	2015 (000)	2016 (000)	2017 (000)	2018 (000)	2019 (000)	Total (000)
Government Money Market Fund	$—	$—	$—	$—	$—	$—	$5	$5
Limited Maturity Fixed Income Fund	185	132	1,415	—	81	327	—	2,140
High Yield Bond Fund	—	—	—	—	—	504	—	504
Multi-Asset Fund	—	—	—	—	686	1,328	—	2,014
Diversified Equity Fund	—	—	—	—	3,230	13,333	—	16,563
Socially Responsible Equity Fund	—	—	—	—	1,402	7,193	1,662	10,257

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Fund	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)*
Government Money Market Fund	$1	$—	$1
Prime Money Market Fund	12	—	12
Government Bond Fund	28	45	73
Multi-Asset Fund	345	—	345

*	This table should be used in conjunction with the capital loss carryforwards table.

CNI CHARTER FUNDS | PAGE 106

During the year ended September 30, 2012, the following Funds utilized capital loss carryforwards to offset capital gains amounting to:

Fund	Amount (000)
Limited Maturity Fixed Income Fund	$317
High Yield Bond Fund	1,494
Diversified Equity Fund	2,860
Large Cap Value Equity Fund	3,824
Large Cap Growth Equity Fund	1,195
Socially Responsible Equity Fund	840

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2010, through September 30, 2012, that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

The aggregate gross unrealized appreciation on securities, the aggregate gross unrealized depreciation on securities and the net unrealized appreciation/ (depreciation) for tax purposes at September 30, 2012, for each of the Fixed Income Funds, Equity Funds and Multi-Asset Fund were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Limited Maturity Fixed Income Fund	$54,873	$659	$(36)	$623
Government Bond Fund	184,508	4,829	(111)	4,718
Corporate Bond Fund	129,663	5,127	(32)	5,095
California Tax Exempt Bond Fund	56,501	2,365	(29)	2,336
Full Maturity Fixed Income Fund	44,682	2,382	(35)	2,347
High Yield Bond Fund	147,021	7,095	(3,697)	3,398
Multi-Asset Fund	42,761	1,924	(45)	1,879
Diversified Equity Fund	42,559	5,759	(1,724)	4,035
Large Cap Value Equity Fund	113,504	16,761	(5,691)	11,070
Large Cap Growth Equity Fund	39,712	10,751	(1,234)	9,517
Socially Responsible Equity Fund	93,626	14,797	(2,205)	12,592

At September 30, 2012, the Money Market Funds’ cost of securities for Federal income tax purposes approximates the cost disclosed in the Schedule of Investments.

7.	CONCENTRATION OF CREDIT RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The Multi-Asset Fund may invest in exchange-traded notes (“ETNs”) as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Fund will generally invest in ETNs which are linked to commodities indexes. The Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised.

California Tax Exempt Funds – Specific Risks

The ability of issuers to pay interest on, and repay principal of, California municipal securities may be affected by economic and political developments in the State of California.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their letters of credit in any one financial institution, the risk of credit quality deterioration increases.

CNI CHARTER FUNDS | PAGE 107

notes to financial statements
September 30, 2012

8.	CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the years ended September 30, were as follows:

	Government Money Market Fund (000)		Prime Money Market Fund (000)		California Tax Exempt Money Market Fund (000)
	2012	2011	2012	2011	2012	2011
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	779,564	468,707	3,258,448	2,567,876	1,079,873	1,057,959
Shares issued in Lieu of Dividends and Distributions	—	—	21	51	—	—
Shares redeemed	(734,817)	(498,052)	(3,381,990)	(2,427,636)	(1,112,139)	(1,028,266)
Net Institutional Class transactions	44,747	(29,345)	(123,521)	140,291	(32,266)	29,693
Class N:
Shares issued	4,477,708	6,046,915	788,534	1,236,194	1,072,087	1,294,708
Shares issued in Lieu of Dividends and Distributions	237	374	37	93	66	117
Shares redeemed	(4,595,995)	(5,719,187)	(844,817)	(1,218,312)	(1,033,785)	(1,305,501)
Net Class N transactions	(118,050)	328,102	(56,246)	17,975	38,368	(10,676)
Class S:
Shares issued	903,404	849,467	1,112,831	1,490,167	335,463	301,856
Shares issued in Lieu of Dividends and Distributions	—	—	—	—	—	—
Shares redeemed	(905,676)	(906,968)	(1,121,886)	(1,577,615)	(313,714)	(271,899)
Net Class S transactions	(2,272)	(57,501)	(9,055)	(87,448)	21,749	29,957

	Limited Maturity Fixed Income Fund (000)		Government Bond Fund (000)(1)		Corporate Bond Fund (000)		California Tax Exempt Bond Fund (000)
	2012	2011	2012	2011	2012	2011	2012	2011
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	3,674	210	4,604	—	—	—	—	—
Shares issued in Lieu of Dividends and Distributions	18	28	128	—	—	—	—	—
Shares redeemed	(2,261)	(358)	(9,518)	—	—	—	—	—
Net Institutional Class transactions	1,431	(120)	(4,786)	—	—	—	—	—
Class N:
Shares issued	91	763	38	50	42	100	317	145
Shares issued in Lieu of Dividends and Distributions	4	5	2	3	4	3	9	6
Shares redeemed	(283)	(1,021)	(36)	(84)	(48)	(88)	(191)	(33)
Net Class N transactions	(188)	(253)	4	(31)	(2)	15	135	118
Servicing Class^:
Shares issued	—	—	5,526	5,375	5,654	3,825	1,643	2,513
Shares issued in Lieu of Dividends and Distributions	—	—	38	227	100	99	66	66
Shares redeemed	—	—	(391)	(3,818)	(4,022)	(3,090)	(1,931)	(1,349)
Net Servicing Class transactions	—	—	5,173	1,784	1,732	834	(222)	1,230

(1)	Institutional Class commenced operations on February 1, 2012.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

CNI CHARTER FUNDS | PAGE 108

	Full Maturity Fixed Income Fund (000)		High Yield Bond Fund (000)(1)		Multi-Asset Fund (000)(2)		Diversified Equity Fund (000)
	2012	2011	2012	2011	2012	2011	2012	2011
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	270	103	5,055	—	1,451	—	26	271
Shares issued in Lieu of Dividends and Distributions	125	113	140	—	19	—	18	11
Shares redeemed	(207)	(385)	(461)	—	(269)	—	(1,606)	(647)
Net Institutional Class transactions	188	(169)	4,734	—	1,201	—	(1,562)	(365)
Class N:
Shares issued	9	233	1,231	992	235	964	3	39
Shares issued in Lieu of Dividends and Distributions	1	6	189	159	29	21	1	—
Shares redeemed	(28)	(544)	(541)	(446)	(540)	(439)	(154)	(168)
Net Class N transactions	(18)	(305)	879	705	(276)	546	(150)	(129)
Servicing Class^:
Shares issued	—	—	8,522	6,022	419	1,023	—	—
Shares issued in Lieu of Dividends and Distributions	—	—	245	147	19	21	—	—
Shares redeemed	—	—	(8,421)	(1,989)	(1,678)	(198)	—	—
Net Servicing Class transactions	—	—	346	4,180	(1,240)	846	—	—

	Large Cap Value Equity Fund (000)(3)		Large Cap Growth Equity Fund (000)		Socially Responsible Equity Fund (000)
	2012	2011	2012	2011	2012	2011
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	3,855	—	—	—	1,358	1,674
Shares issued in Lieu of Dividends and Distributions	45	—	—	—	102	91
Shares redeemed	(280)	—	—	—	(917)	(1,127)
Net Institutional Class transactions	3,620	—	—	—	543	638
Class N:
Shares issued	102	73	132	172	2,382	189
Shares issued in Lieu of Dividends and Distributions	10	9	—	—	21	4
Shares redeemed	(265)	(172)	(192)	(128)	(223)	(95)
Net Class N transactions	(153)	(90)	(60)	44	2,180	98
Servicing Class^:
Shares issued	2,676	2,893	1,343	2,163	—	—
Shares issued in Lieu of Dividends and Distributions	103	124	5	3	—	—
Shares redeemed	(6,187)	(3,161)	(2,063)	(1,627)	—	—
Net Servicing Class transactions	(3,408)	(144)	(715)	539	—	—

(1)	Institutional Class commenced operations on February 2, 2012.

(2)	Institutional Class commenced operations on March 22, 2012.

(3)	Institutional Class commenced operations on February 1, 2012.

^	Effective December 19, 2011, Institutional Class Shares were redesignated as Servicing Class Shares. This share class name change had no impact on the Fund’s operations or investment policy.

CNI CHARTER FUNDS | PAGE 109

notes to financial statements
September 30, 2012

9.	SUBSEQUENT EVENTS

The Trust has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2012 and no issues were noted to disclose, except as follows:

At a special meeting held November 7, 2012, the Board of Trustees of CNI Charter Funds decided to close the Large Cap Value Equity Fund and the Large Cap Growth Equity Fund on or about January 3, 2013. In connection with the closing of the Funds, the Board of Trustees has directed City National Asset Management, Inc., the Funds’ investment adviser, to liquidate the Funds’ portfolio holdings in an orderly manner and to invest the proceeds in money market and other short-term instruments.

The Trust has filed an amendment to the registration statement with the Securities and Exchange Commission to create an Institutional Share Class for the Prime Money Market Fund as well as a new U.S. Core Equity Trust Fund.

CNI CHARTER FUNDS | PAGE 110

report of independent registered public accounting firm

To the Shareholders and Board of Trustees of
CNI Charter Funds:

We have audited the accompanying statements of assets and liabilities of the Government Money Market Fund, Prime Money Market Fund, California Tax Exempt Money Market Fund, Limited Maturity Fixed Income Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Full Maturity Fixed Income Fund, High Yield Bond Fund, Multi-Asset Fund, Diversified Equity Fund, Large Cap Value Equity Fund, Large Cap Growth Equity Fund, and Socially Responsible Equity Fund (collectively, the “Funds”), including the schedules of investments, as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian, and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the CNI Charter Funds as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
November 21, 2012

CNI CHARTER FUNDS | PAGE 111

trustees and officers (Unaudited)
September 30, 2012

Information pertaining to the Trustees and Officers of the Trust is set forth below as of September 30, 2012. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940 are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Irwin G. Barnet, Esq. CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 74	Trustee	Since 1999	Attorney and of counsel, Reed Smith LLP, a law firm (2009-present). Partner, Reed Smith LLP (2003-2008). Attorney and principal, Crosby, Heafey, Roach & May P.C., a law firm (2000-2002). Attorney and principal, Sanders, Barnet, Goldman, Simons & Mosk, a law firm (1980-2000).	14	None
Vernon C. Kozlen CNI Charter Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 69	Trustee	Since 2007	Retired (2007-present). President and Chief Executive Officer, CNI Charter Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, CNAM, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, CNAM, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	14	Windermere Jupiter Fund, LLC. CMS/Ironwood Multi-Strategy Fund LLC. CMS/Barlow Long-Short Equity Fund, LLC.
Victor Meschures CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 74	Trustee	Since 1999	Certified Public Accountant, Meschures, Campeas, Thompson, Snyder, Pocras & Levin LLP, an accounting firm (1964-present).	14	None
William R. Sweet CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 75	Trustee	Since 1999	Retired. Executive Vice President, Union Bank of California (1985-1996).	14	None
James Wolford CNI Charter Funds 400 North Roxbury Drive Beverly Hills, California 90210 Age: 58	Trustee	Since 1999	Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-present). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).	14	None

(1)
Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy or incompetence by a court of competent jurisdiction, or removal by a majority vote of the Trustees or the shares entitled to vote.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers.

CNI CHARTER FUNDS | PAGE 112

Name Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
OFFICERS
Richard Gershen City National Bank 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 58	President and Chief Executive Officer	Since May 2010	Executive Vice President, Wealth Management Division, CNB (2009-present). Executive Managing Director, Business Management and Strategy, Evergreen Investments, a division of Wachovia (2000-2009).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 44	Controller and Chief Operating Officer	Since 2005	Director of Fund Accounting, SEI Investments (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).
William Souza City National Bank 555 South Flower Street Los Angeles, California 90071 Age: 61	Vice President and Chief Compliance Officer	Since May 2012	Senior Vice President and Senior Counsel, Legal Services Division, CNB (1998-present).
Carolyn Mead SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 55	Vice President and Secretary	Since February 2010	Attorney, SEI Investments Company (2007-present). Associate, Stradley, Ronon, Stevens & Young (2004-2007). Counsel, ING Variable Annuities (1999-2002).
Susan S. Rudzinski Convergent Capital Management LLC 500 W. Madison, Ste. 2620 Chicago, Illinois 60661 Age: 49	Vice President	Since 2007
Compliance Director, Convergent Capital Management, LLC (2006-present). Chief Compliance Officer, CCM Advisors, LLC (2006-2010). Self-employed Investment Advisory Compliance and Operations Consultant (2005-2006). Manager, Affiliate Contracts, The Burridge Group LLC (2003-2004).

Timothy G. Solberg City National Bank 500 W. Madison, Ste. 2620 Chicago, Illinois 60661 Age: 59	Vice President and Assistant Secretary	Since 2005	Senior Vice President and Director – Sub-Advised Funds, City National Bank (2011-Present). Managing Director and Chief Investment Officer, CCM Advisors, LLC (2002-2010).
Bernadette Sparling SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 35	Vice President and Assistant Secretary	Since February 2010	Attorney, SEI Investments Company (2005-present). Associate, Blank Rome LLP (2001-2005).
Brent Vasher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 30	Vice President and Assistant Secretary	Since February 2010	Attorney, SEI Investments Company (2008-present). Associate, Law Office of Lloyd Z. Remick (2006-2008).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

CNI CHARTER FUNDS | PAGE 113

notice to shareholders (Unaudited)
September 30, 2012

For shareholders that do not have a September 30, 2012 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2012 taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30, 2012, each of the California Tax Exempt Bond Fund and California Tax Exempt Money Market Fund is designating 91.99% and 95.98%, respectively, of its distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2012 each Fund is designating the following items with regard to distributions paid during the year:

	(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Tax Exempt Interest	(E) Total Distributions	(F) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(G) Qualifying Dividend Income (2)	(H) U.S. Government Interest (3)	(I) Interest Related Dividends (4)	(J) Qualified Short-Term Capital Gain Dividends (5)
Government Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	22.97%	96.84%	0.00%
Prime Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.77%	95.82%	0.00%
California Tax Exempt Money Market Fund	0.00%	0.00%	0.49%	99.51%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Limited Maturity Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	11.87%	93.35%	0.00%
Government Bond Fund	5.52%	0.00%	94.48%	0.00%	100.00%	0.00%	0.00%	16.01%	96.11%	0.00%
Corporate Bond Fund	15.95%	0.00%	84.05%	0.00%	100.00%	0.00%	0.00%	0.50%	95.46%	0.00%
California Tax Exempt Bond Fund	18.78%	0.00%	3.54%	77.68%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Full Maturity Fixed Income Fund	31.70%	0.00%	68.30%	0.00%	100.00%	0.00%	0.00%	17.23%	82.57%	100.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	99.14%	0.00%
Multi-Asset Fund	0.00%	0.00%	100.00%	0.00%	100.00%	12.87%	26.11%	0.00%	5.05%	0.00%
Diversified Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Large Cap Value Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Large Cap Growth Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
Socially Responsible Equity Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.

(3)
“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(5)
“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

Items (A), (B), (C), (D) and (E) are based on the percentage of each fund’s total distribution.

Items (F) and (G) are based on the percentage of “Ordinary Income Distributions.”

Item (H) is based on the percentage of gross income of each Fund.

Item (I) is based on the percentage of net investment income distributions.

Item (J) is based on the percentage of short-term capital gain distributions.

CNI CHARTER FUNDS | PAGE 114

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT your Fund’s actual return – the account values shown do not apply to your specific investment.

	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Annualized Expense Ratios	Expense Paid During Period*
Government Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.10	0.16%	$0.80
Class N	1,000.00	1,000.10	0.16	0.80
Class S	1,000.00	1,000.10	0.17	0.85

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.20	0.16%	$0.81
Class N	1,000.00	1,024.20	0.16	0.81
Class S	1,000.00	1,024.15	0.17	0.86

Prime Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.10	0.26%	$1.30
Class N	1,000.00	1,000.10	0.27	1.35
Class S	1,000.00	1,000.10	0.28	1.40

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,023.70	0.26%	$1.32
Class N	1,000.00	1,023.65	0.27	1.37
Class S	1,000.00	1,023.60	0.28	1.42

	Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Annualized Expense Ratios	Expense Paid During Period*
California Tax Exempt Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.10	0.15%	$0.75
Class N	1,000.00	1,000.10	0.15	0.75
Class S	1,000.00	1,000.10	0.15	0.75

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.25	0.15%	$0.76
Class N	1,000.00	1,024.25	0.15	0.76
Class S	1,000.00	1,024.25	0.15	0.76

Limited Maturity Fixed Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,009.30	0.68%	$3.42
Class N	1,000.00	1,009.00	0.94	4.72

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.60	0.68%	$3.44
Class N	1,000.00	1,020.30	0.94	4.75

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

CNI CHARTER FUNDS | PAGE 115

disclosure of fund expenses (Unaudited) (Continued)

Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Annualized Expense Ratios	Expense Paid During Period*
Government Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,013.10	0.55%	$2.77
Class N	1,000.00	1,010.60	1.05	5.28
Servicing Class	1,000.00	1,010.60	0.80	4.02

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.25	0.55%	$2.78
Class N	1,000.00	1,019.75	1.05	5.30
Servicing Class	1,000.00	1,021.00	0.80	4.04

Corporate Bond Fund
Actual Fund Return
Class N	$1,000.00	$1,023.90	0.99%	$5.01
Servicing Class	1,000.00	1,025.30	0.74	3.75

Hypothetical 5% Return
Class N	$1,000.00	$1,020.05	0.99%	$5.00
Servicing Class	1,000.00	1,021.30	0.74	3.74

California Tax Exempt Bond Fund
Actual Fund Return
Class N	$1,000.00	$1,021.20	0.85%	$4.30
Servicing Class	1,000.00	1,022.50	0.60	3.03

Hypothetical 5% Return
Class N	$1,000.00	$1,020.75	0.85%	$4.29
Servicing Class	1,000.00	1,022.00	0.60	3.03

Full Maturity Fixed Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,036.00	0.68%	$3.46
Class N	1,000.00	1,033.80	0.93	4.73

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.60	0.68%	$3.44
Class N	1,000.00	1,020.35	0.93	4.70

High Yield Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,058.50	0.85%	$4.37
Class N	1,000.00	1,056.80	1.40	7.20
Servicing Class	1,000.00	1,057.20	1.10	5.66

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.75	0.85%	$4.29
Class N	1,000.00	1,018.00	1.40	7.06
Servicing Class	1,000.00	1,019.50	1.10	5.55

Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Annualized Expense Ratios	Expense Paid During Period*
Multi-Asset Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,013.20	0.59%	$2.97
Class N	1,000.00	1,010.70	1.09	5.48
Servicing Class	1,000.00	1,010.90	0.84	4.22

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.05	0.59%	$2.98
Class N	1,000.00	1,019.55	1.09	5.50
Servicing Class	1,000.00	1,020.80	0.84	4.24

Diversified Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$997.20	0.83%	$4.14
Class N	1,000.00	995.90	1.08	5.39

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.85	0.83%	$4.19
Class N	1,000.00	1,019.60	1.08	5.45

Large Cap Value Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,034.70	0.71%	$3.61
Class N	1,000.00	1,032.20	1.21	6.15
Servicing Class	1,000.00	1,033.40	0.96	4.88

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.45	0.71%	$3.59
Class N	1,000.00	1,018.95	1.21	6.11
Servicing Class	1,000.00	1,020.20	0.96	4.85

Large Cap Growth Equity Fund
Actual Fund Return
Class N	$1,000.00	$1,035.90	1.24%	$6.31
Servicing Class	1,000.00	1,036.60	0.99	5.04

Hypothetical 5% Return
Class N	$1,000.00	$1,018.80	1.24%	$6.26
Servicing Class	1,000.00	1,020.05	0.99	5.00

Socially Responsible Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$999.10	0.90%	$4.50
Class N	1,000.00	997.90	1.15	5.74

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.50	0.90%	$4.55
Class N	1,000.00	1,019.25	1.15	5.81

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

CNI CHARTER FUNDS | PAGE 116

board approval of advisory and sub-advisory agreements
(Unaudited)

The Board of Trustees of CNI Charter Funds (the “Trust”) is comprised of five Trustees, each of whom is independent of the Trust’s investment adviser and sub-advisers (the “Independent Trustees”). During the six months ended September 30, 2012, the Board and the Independent Trustees approved renewal of the Trust’s advisory agreements with City National Asset Management, Inc. (“CNAM”) with respect to each series of the Trust (each a “Fund” and collectively the “Funds”). They also approved renewal of the following agreements with the sub-advisers to certain of the Funds (collectively the “Sub-Advisers”):

•	CNAM’s sub-advisory agreement with Robert W. Baird & Co. Incorporated (“Baird”) with respect to the Full Maturity Fixed Income Fund;

•	CNAM’s sub-advisory agreement with Boyd Watterson Asset Management, LLC (“Boyd Watterson”) with respect to the Full Maturity Fixed Income Fund;

•	CNAM’s sub-advisory agreement with Guggenheim Partners Investment Management, LLC (“Guggenheim”) with respect to the High Yield Bond Fund;

•	CNAM’s sub-advisory agreements with SKBA Capital Management, LLC (“SKBA”) with respect to the Socially Responsible Equity Fund and the Diversified Equity Fund; and

•	CNAM’s sub-advisory agreement with Turner Investments, L.P. (“Turner”) with respect to the Diversified Equity Fund.

The advisory and sub-advisory agreements listed above are collectively referred to below as the “Agreements.”

GENERAL INFORMATION

The following information summarizes the Board’s considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each Fund, although the Board took into account the common interests of the Funds in its review. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by CNAM and each sub-adviser. In considering these matters, the Independent Trustees discussed the approval of the Agreements with management and in private sessions with counsel at which no representatives of CNAM or the Sub-Advisers were present.

The Board reviewed extensive materials regarding investment results of CNAM and each Sub-Adviser, advisory fee and expense comparisons, financial information with respect to each entity, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Funds. They also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to approve renewal of the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

CITY NATIONAL ASSET MANAGEMENT, INC.

Nature, Extent and Quality of Services

In reviewing the services provided by CNAM, the Board considered a variety of matters, including the background, education and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability and integrity of CNAM’s senior management; its investment philosophy and processes, including sub-adviser oversight processes; its brokerage, trading and soft dollar practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board found all of these matters to be satisfactory.

Investment Performance

The Board assessed the performance of each Fund compared with its respective benchmark index or indexes and the average of all funds in its respective peer group category (each a “universe”) selected by Lipper, Inc. and iMoneyNet, Inc. (for the money market funds only) for the one-, three-, five- and ten-year and since inception periods ended June 30, 2012, as applicable. The Board also reviewed the performance of each Fund (other than the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund, Diversified Equity Fund and Socially Responsible Equity Fund, which are distributed through retail channels) compared with the average performance of all funds in its respective “bank channel” universe, which includes only those funds in the Fund’s Lipper universe that are distributed

CNI CHARTER FUNDS | PAGE 117

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

through institutional and retail bank channels. In addition, the Board reviewed the performance of each Fund compared to a select group of comparable funds determined by CNAM to have investment objectives similar to that of the Fund.

The Board’s observations with respect to the annualized total returns of the Funds’ Institutional Class shares were as follows:

•
The returns of the Government Money Market Fund were equal to or above the returns of the relevant Lipper institutional money market fund universe and bank channel universe for the one-year and three-year periods, and above the returns of the iMoneyNet institutional fund universe for the one-, three- and five-year periods. They were below the average returns of the Lipper, bank channel and iMoneyNet universes for all other periods.

•
The returns of the Prime Money Market Fund and California Tax Exempt Money Market Fund were very close or equal to the returns of the relevant Lipper institutional money market fund universes, iMoneyNet institutional fund universes, and bank channel universes for the one- and three-year periods (except that the California Tax Exempt Money Market Fund return was significantly lower than the bank channel universe return for the one-year period), and below those measures for all other periods.

•
The returns of the Limited Maturity Fixed Income Fund were above the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index returns for all periods (one-, three-, five- and ten-year and since inception) and above the BofA Merrill Lynch 1-3 Year U.S. Treasury Index returns for all periods except the since inception period. They were below the returns of the Lipper short/intermediate investment grade debt funds universe for all periods.

•
The returns of the Government Bond Fund were above the returns of the Barclays Capital U.S. 1-5 Year Government Bond Index for the one- and three-year periods, and below that measure for all other periods. They were below the returns of the Lipper short/intermediate U.S. government universe, bank channel universe and Barclays Capital U.S. Intermediate Government Bond Index for all periods. In considering this information, the Board noted CNAM’s observation that the Fund’s peer funds generally have greater maturity ranges than the Fund.

•
The returns of the Corporate Bond Fund were above the returns of the Lipper short/intermediate investment-grade universe and the bank channel universe for the ten-year and since-inception periods, and below those measures for all other periods. They were below the returns of the Barclays Capital U.S. Corporate 1-5 A3 or Higher, 2% Issuer Constrained Index and the Barclays Capital U.S. Intermediate Corporate Bond Index for all periods. The Board noted CNAM’s observation that the Fund at times held significant cash positions, which affected its performance.

•
The returns of the California Tax Exempt Bond Fund were above the returns of the Lipper California short/intermediate municipal debt universe and the bank channel universe for all periods. They were above the Barclays Capital CA Intermediate-Short Municipal Index returns for the one-year period, and below that measure for all other periods.

•
The returns of the Full Maturity Fixed Income Fund were above the returns of the Barclays Capital U.S. Intermediate US Government/Credit Index for the one- and three-year period. They were below the returns of that Index for the other periods, and below the returns of the Barclays Capital U.S. Aggregate Bond Index and the Lipper corporate A-rated debt funds universe for all periods. The Board considered CNAM’s observation that the Fund’s Lipper peer group included corporate bond funds, which had benefited from recent strong performance by corporate bonds, and that the Fund was more broadly diversified and had more low-grade investments than corporate bond funds generally.

•
The returns of the High Yield Bond Fund were above the returns of the Lipper high current yield fund universe for all periods, above or equal to the returns of the bank channel universe for all periods other than the ten-year period, and above or very close to the returns of the Citigroup High-Yield Market Capped Index returns for the three-year and since inception periods.

•
The returns of the Multi-Asset Fund were above the returns of the Lipper absolute return funds and bank channel universes for the three-year and since inception periods, and above the returns of the S&P 500 Index for the since inception period. They were below the returns of the Barclays Capital U.S. TIPS Index, a blended index comprised 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Intermediate Government/Credit Index, and the CPI plus 500 basis points benchmark for all periods. The Board noted CNAM’s observation that due to the Fund’s unique composition, the Fund’s benchmarks are very different from the Fund and that the Lipper universe is a better measure of the Fund’s performance.

CNI CHARTER FUNDS | PAGE 118

•
The returns of the Diversified Equity Fund were below the returns of the S&P 500 Index and the Lipper multi-cap core funds universe for all periods. In reviewing the Fund’s performance, the Board considered that CNAM had begun to manage a portion of the Fund in February 2012 using an index replication strategy and noted CNAM’s observation that both of the Fund’s sub-advisers had demonstrated past ability to recapture losses in positive markets.

•
The returns of the Large Cap Value Equity Fund were above or close to the Lipper large cap value funds universe returns for the one-, three-, five- and ten-year periods, above or close to the returns of the bank channel universe for the one-, five- and ten-year periods, and above or close to the returns of the S&P 500 Value Index returns for the five- and ten-year and since inception periods.

•
The returns of the Large Cap Growth Equity Fund were above or close to the returns of the Lipper large cap growth fund universe for the one- and five-year and since inception periods, above or close to the returns for the bank channel universe for the five- and ten-year and since inception periods, and above the returns of the S&P 500 Growth Index for the since inception period.

•
The returns of the Socially Responsible Equity Fund were above or close to the returns of the Lipper multi-cap value fund universe for the one- and five-year periods. They were below the returns of the MSCI KLD 400 Social Index and the Russell 1000 Value Index for all periods. The Board noted CNAM’s observation that as a value-oriented fund, the Fund differs from most socially responsible funds, which are generally growth oriented.

The Board concluded that CNAM continued to provide satisfactory management and oversight services to the Funds. They noted that the investment results of the Funds over the long term were generally competitive; that the results for the Money Market Funds compared to their peer groups were acceptable given the special services and investment focuses of those Funds and the unusual market conditions applicable to the money market fund industry in recent years; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by CNAM and the total expenses of the Institutional Class of each Fund (as percentages of their respective average annual net assets) compared to those of the funds included in the relevant Lipper and bank channel universes, as applicable, and concluded that the advisory fees and expenses of the Funds continued to be reasonable.

The Board observed that the actual investment advisory fees (net of fee waivers) paid by the Government Money Market Fund and California Tax Exempt Money Market Fund were below the averages of the Lipper and bank channel universes; the fees paid by the California Tax Exempt Bond Fund and the Multi- Asset Fund were below the averages of the Lipper universes; and the fees paid by the other Funds generally were above the relevant Lipper and bank channel averages, but were within or below the middle 60% range for the relevant Lipper universes (except for the Limited Maturity Fixed Income Fund and the High Yield Bond Fund). In considering the information about advisory fees, the Board noted the relatively small sizes of the Funds compared to the average sizes of the funds in the relevant Lipper and bank channel universes. The Board considered that other than the Trust CNAM had only one investment advisory client, which was a cash management account, and that CNAM stopped providing services to that account in January 2012. The Board noted that although the advisory fees paid by the cash management account to CNAM were lower than the fees paid by the Trust’s Money Market Funds to CNAM, the Money Market Funds are required to comply with Rule 2a-7 and other regulations and restrictions under the 1940 Act, and that such compliance requires significantly more work and resources than management of separate accounts.

The Board considered that the total expense ratios of the Money Market Funds (net of fee waivers) were below the relevant Lipper universe and bank channel averages and except for the Prime Money Market Fund were in the lowest 20% of the relevant Lipper universes, and that the total expense ratios for all other Funds (net of fee waivers) were below the relevant Lipper universe averages and above the bank channel averages, as applicable (except for the expense ratios of the Government Bond Fund, California Tax Exempt Bond Fund, and the Large Cap Value Equity Fund, which were below or the same as both measures). They further noted that the expense ratios of all Funds were within the middle 60% range for the relevant Lipper universes (except for the Government Money Market Fund, California Tax Exempt Money Market Fund, Government Bond

CNI CHARTER FUNDS | PAGE 119

board approval of advisory and sub-advisory agreements
(Unaudited) (Continued)

Fund, Multi-Asset Fund, Large Cap Value Fund and Socially Responsible Equity Fund, which were in the lowest 20% of the relevant Lipper universes).

The Board considered information prepared by CNAM relating to its costs and profits with respect to the Funds. The Board also considered the benefits received by CNAM and its affiliates as a result of CNAM’s relationship with the Funds, including investment advisory fees paid to CNAM, fees paid to City National Bank and City National Securities, Inc. for providing certain shareholder servicing and sub-distribution services to the Trust, benefits to City National Bank’s brokerage and wealth management business as a result of the availability of the Funds to its customers, and the intangible benefits of any favorable publicity arising in connection with the Funds’ performance. They also noted that although there were no advisory fee breakpoints, based on CNAM’s operations significant economies of scale were not likely to be realized until the asset levels of most of the Funds were significantly higher than their current levels.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to CNAM with respect to each of the Funds pursuant to its advisory agreements with the Trust is fair and reasonable in light of the nature and quality of the services being provided by CNAM to the respective Funds and their shareholders, and that renewal of the agreements was in the best interest of the Funds and their shareholders.

SUB-ADVISERS

Nature, Extent and Quality of Services

In reviewing the services provided by each of the Sub-Advisers, the Board considered a variety of matters, including the background, education and experience of the Sub-Adviser’s key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the relevant Funds; and the overall general quality and depth of its organization. The Board also reviewed each Sub-Adviser’s investment philosophy and processes as well as its brokerage and trading practices, its disaster recovery and contingency planning, and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board found all of these matters to be satisfactory.

Investment Performance

The Board’s observations regarding the performance of the Full Maturity Fixed Income Fund, High Yield Bond Fund, Diversified Equity Fund and Socially Responsible Equity Fund are described above. In addition, the Board assessed the performance of each of Baird’s and Boyd Watterson’s portions of the Full Maturity Fixed Income Fund, and SKBA’s and Turner’s portions of the Diversified Equity Fund, compared with the Sub-Adviser’s respective benchmark for various periods ended June 30, 2012. The Board made the following additional observations in reviewing the annualized total returns of each Sub-Adviser:

•
The returns for Baird’s portion of the Full Maturity Fixed Income Fund were above the returns of the Barclays Capital U.S. Aggregate Bond Index for the one-, two-, three- and ten-year periods, and were below but close to the returns of the Index for the five- and seven-year periods.

•
The returns for Boyd Watterson’s portion of the Full Maturity Fixed Income Fund were above the returns of the Barclays Capital U.S. Intermediate Government/Credit Index for the three- and five-year periods and were below but close to the returns of the Index for the two-year period.

•
The returns for SKBA’s portion of the Diversified Equity Fund were below the returns of the Russell 1000 Value Index for all periods (up to and including the five-year period). The Board noted CNAM’s observations that SKBA’s portfolio performance for the five-year period underperformed its benchmark by a narrow margin, and that SKBA has demonstrated past ability to make up losses in positive markets.

•
The returns for Turner’s portion of the Diversified Equity Fund were below the returns of the Russell 1000 Growth Index for all periods (up to and including the three-year period). In considering this information, the Board noted that Turner began serving as a sub-adviser to the Fund in March 2008, at a time when the growth style was not in favor, and that in analyzing Turner’s performance, CNAM had concluded that Turner’s portfolio was not expected to perform well in the recent equity market, but that Turner has demonstrated past ability to outperform in positive markets.

The Board concluded that each Sub-Adviser continued to provide satisfactory services to the Funds.

CNI CHARTER FUNDS | PAGE 120

Advisory Fees and Fund Expenses

The Board reviewed information regarding the advisory fees charged by each Sub-Adviser and observed that the fees charged by each Sub-Adviser were generally low compared to the fees it charged to its other institutional clients. The Board noted that Guggenheim’s advisory fee with respect to the High Yield Bond Fund was higher than its fees with respect to other mutual funds for which it serves as sub-adviser, but also noted that each of those other funds was significantly larger than the Fund. Similarly, the Board observed that Turner’s advisory fee with respect to the Diversified Equity Fund was higher than its fees with respect to another mutual fund for which it serves as sub-adviser, but noted that the other fund was larger than the Fund and was an “earlier adopter” of Turner’s strategy. The Trustees noted that CNAM pays all sub-advisory fees out of CNAM’s advisory fee.

The Board considered information prepared by each Sub-Adviser relating to its revenues and profits with respect to the Fund or Funds for which it serves as sub-adviser. The Board also considered the benefits received by each Sub-Adviser and its affiliates as a result of its relationship with the Funds, including the sub-advisory fees paid to the Sub-Adviser, the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance.

Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to each Sub-Adviser pursuant to its respective sub-advisory agreement is fair and reasonable in light of the nature and quality of the services being provided by each Sub-Adviser to the respective Funds and their shareholders, and that renewal of each sub-advisory agreement was in the best interest of the Funds and their shareholders.

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CNI CHARTER FUNDS | PAGE 124

THANK YOU

for your investment with CNI Charter Funds. We value the trust you have placed in us to help you achieve your financial goals.

For more information on CNI Charter Funds, including charges and expenses, please call 1-888-889-0799 or go to cnicharterfunds.com for a free prospectus. Read it carefully before you invest or send money.

3958.01	10/12	CNI-AR-001-1100

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)  The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2)  The audit committee financial experts are William R. Sweet and James R. Wolford. Messrs. Sweet and Wolford are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.  Principal Accountant Fees and Services.

Fees billed by KPMG LLP Related to the Trust

KPMG LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2012			2011
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$290,500	N/A	N/A	$309,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$62,200	N/A	N/A	$61,875	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:
(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Not Applicable

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2012	2011
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not Applicable

(g)	The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $62,200 and $61,875 for 2012 and 2011, respectively.

(h)	Not Applicable

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments

Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.  Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report.  In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.  Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CNI Charter Funds

By (Signature and Title)	/s/ Rich Gershen
Rich Gershen, President & CEO

Date: December 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Rich Gershen
Rich Gershen, President & CEO

Date: December 5, 2012

By (Signature and Title)	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Controller and COO

Date: December 5, 2012